SEMI-ANNUAL REPORT
GE INVESTMENTS FUNDS, INC.

JUNE 30, 2002

                                                              [GE LOGO OMITTED]

[GE LOGO OMITTED]

WE BRING GOOD THINGS TO LIFE.

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                                                      GE INVESTMENTS FUNDS, INC.
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TABLE OF CONTENTS

Letter from the Chairman ..............................................     2

Financial Information

Manager Reviews and Schedules of Investments

     U.S. Equity Fund .................................................     4

     S&P 500 Index Fund ...............................................     8

     Premier Growth Equity Fund .......................................    15

     Value Equity Fund ................................................    18

     Mid-Cap Value Equity Fund ........................................    22

     Small-Cap Value Equity Fund ......................................    26

     International Equity Fund ........................................    30

     Income Fund ......................................................    35

     Global Income Fund ...............................................    43

     Total Return Fund ................................................    47

     Money Market Fund ................................................    56

     Real Estate Securities Fund ......................................    58

Notes to Performance ..................................................    61

Notes to Schedules of Investments .....................................    62

Financial Statements

     Financial Highlights .............................................    63

     Notes to Financial Highlights ....................................    69

     Statements of Assets and Liabilities .............................    70

     Statements of Operations .........................................    72

     Statements of Changes in Net Assets ..............................    74

     Notes to Financial Statements ....................................    78

Additional Information ................................................    85

Investment Team .......................................................    87


This report is prepared for Policyholders of certain variable contracts and may be distributed to others only if preceded or accompanied by the variable contract's current prospectus and the current prospectus of the Funds available for investments thereunder.



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                                                        LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------


DEAR SHAREHOLDER:
Attached is the semiannual report for the GE Investments Funds for the six-month period ended June 30, 2002. Please take a few minutes to read this letter for insights into the investment markets over the past six months and our outlook for the rest of 2002. We also offer some perspectives to help you plan for the future. For more specific information about the performance of any GE Investments Funds you may own, please refer to the commentaries provided by portfolio managers of each fund and the fund specific data you'll find in this report.


MARKET OVERVIEW
As we entered 2002, the U.S. economy appeared to be on the mend and America seemed to be regaining confidence several months after the tragic terrorist attacks of September 11, 2001. The Dow Jones Industrial Average began the year above the 10,000 mark, and there seemed to be reason to think that stocks were back on the right track after struggling in 2000 and 2001. The Federal Reserve made it clear early in the year that it no longer felt the need to trim short-term interest rates to provide a boost to the economy. There were a number of reasons for optimism, with a few significant clouds hanging over the market - most notably the ongoing concerns about terrorism and fallout from the Enron accounting scandals.

As the first six months of the year unfolded, concerns related to corporate accounting practices grew. While the focus was initially centered on Enron and its accounting firm, Arthur Anderson, the issue quickly became far more widespread. Questions were raised about other firms, even some of the market's bellwether stocks. Concerns tied to the accounting problems began to draw attention away from the fact that the U.S. economy was moving in the right direction. In addition, increasing tensions in the Middle East, centered primarily in Israel, added to investor concerns. As has been the case since September of last year, issues surrounding future terrorism threats also hung over the market.

On the positive side, the U.S. economy showed surprising strength in the first quarter, with the government reporting that the Gross Domestic Product, the measure of the nation's economy, grew at a level of more than 6% in the first three months of 2002. Once again, consumer spending, augmented by increased government spending in response to 2001's terrorist attacks, appeared to be the key to pulling the economy out of its doldrums. Business spending, which has been weak for an extended period of time, continued to lag and remained a concern.

Equity markets struggled in the first two months of the year, but showed positive movement in March. The situation deteriorated in the second quarter of 2002, as troubling news related to corporate accounting issues began to take center stage once again. Along with Enron, other companies, such as Global Crossing, Adelphia and Worldcom, all came under fire for issuing inaccurate financial statements. By June, investor confidence had begun to sag dramatically, and stocks registered significant declines. The downturn had almost a market-wide impact, although smaller and mid-cap stocks, in general, withstood the deluge better than large-cap stocks. For the six-month period, the large-cap stock indexes, the Dow Jones Industrial Average and the Standard & Poor's 500 stock index declined 7.8% and 13.8%, respectively. The technology-heavy NASDAQ Composite Index lost a whopping 25.0%.

Bond markets began the year with interest rates already at low levels from an historic perspective. In the early weeks of 2002, bonds remained rather stable, but expectations of an improved economy suddenly resulted in a jump in long-term interest rates in March. However, fears that rates might move dramatically higher quickly fizzled in the face of the problems facing equity markets. With money flowing out of the stock market and into fixed income investments, demand for bonds rose, which drove down interest rates. By the end of June, rates on 10-year U.S. Treasury securities fell below the already low levels where they started the year, yielding about 4.8%. Interest rates on shorter-term debt securities remained almost stable for the six-month period, consistent with the lack of action by the Federal Reserve, which neither raised nor lowered interest rates. Overall, the bond market, as it had in 2001, was again outperforming the stock market as a whole.

Foreign equity markets were generally down during the first half of 2002. However, their declines tended to not be as steep as those of U.S. stocks. Returns from overseas investments also benefited from another factor, a sudden decline in the value of the dollar compared to major international currencies. When the dollar loses ground, the value of American investments in overseas markets increases. The change was so dramatic that by the end of June, the Euro, Europe's common currency, which had been worth less than 90 cents (in U.S. terms) gained equal footing with the dollar.

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                                            LETTER FROM THE CHAIRMAN (CONTINUED)
--------------------------------------------------------------------------------


MARKET OUTLOOK
The past six months have been marked by conflicting trends. From an economic perspective, things continue to look better. The U.S. economy and those of many overseas nations are showing positive movement, a big difference from where we stood a year ago. Corporate profits are slowly beginning to improve. Both of these factors are positive for the stock market. But investor confidence has clearly been shaken by a string of corporate accounting scandals, and that has raised a level of fear that has had a damaging impact on stock prices. In addition, concerns remain about possible terrorism threats and the risk of extended global conflicts. Those factors have held sway over the stock market throughout 2002. The question now is when encouragement about the state of the economy will overcome issues that create uncertainty in investors. Interest rates have been surprisingly stable, even declining in a period of economic growth. With inflation remaining under control, the Federal Reserve may be able to avoid raising short-term interest rates in the near term which could help maintain a stable bond market. Foreign equity markets are likely to perform in line with expectations for economic improvement. The stronger the recovery, the better the performance for overseas stocks, but we also anticipate that a volatile environment will continue.


FUND HIGHLIGHTS
Even in extremely challenging times for the investment markets, it is worth pointing out that a number of funds in the GE family have turned in notable performance in recent months.

The GE PREMIER GROWTH EQUITY FUND finished in the top 30% of its competitive group for both the 12-month period ended June 30, 2002. The GE SMALL CAP VALUE EQUITY FUND managed not only to outperform its competitive benchmark over the past 12 months (the Russell 2000 Index), but also generated positive returns, a claim that few mutual funds could make during this difficult time period for equities.


IS BETTER NEWS AHEAD?
Difficult periods like those we've experienced not just the last six months, but going back to 2000, are rare in the investment markets. The good news is that historically, periods such as these do come to an end. When that will happen is never possible to predict in advance, but there are some reasons to be encouraged. In the past year, Americans have had a number of obstacles to overcome, beginning with a recession, the unprecedented attacks of September 11, 2001, and significant issues related to corporate accounting that shook the very foundations of the stock market. Yet if you look closely, you'll notice that the U.S. economy remains unbowed. It continues to be a source of strength not just for Americans, but for people around the world.

The basic premise underlying stock and bond investments - that over time, they have the potential to generate superior returns for investors - hasn't changed. Short-term volatility has become a fact of life for today's investors, but if you continue to have faith in the strength of America's economy, then you should expect that your investments will perform well over the long run. The resilience of our economy in the past year demonstrates that there are many reasons to continue to have faith in the long-term prospects for your investments.

At GE Mutual Funds, we remain more committed than ever to helping you weather the market's turbulent storms and stay on track to achieve your long-term goals. For information on other services that could benefit you, be sure to check out our website at www.gefn.com/mutual funds. We look forward to continuing to play a big part in helping you make your financial goals an reality.

Sincerely,

/S/Michael J. Cosgrove

Michael J. Cosgrove
Chairman, GE Funds
July 26, 2002


MIKE COSGROVE IS THE PRESIDENT OF THE ASSET MANAGEMENT SERVICES GROUP OF GE FINANCIAL ASSURANCE HOLDINGS, INC. AND OF GE INVESTMENT DISTRIBUTORS, INC., THE FUNDS' DISTRIBUTOR, AND SERVES AS A TRUSTEE OF THE GE PENSION TRUST AND GE'S EMPLOYEE SAVINGS PROGRAM. PREVIOUSLY CHIEF FINANCIAL OFFICER OF GE ASSET MANAGEMENT AND ASSISTANT TREASURER - GE COMPANY, MIKE JOINED GE IN 1970 AND HELD A NUMBER OF MANAGERIAL POSITIONS IN FINANCE AND SALES AT GE'S INTERNATIONAL OPERATION AND IN GE TRADING COMPANY. MIKE HAS A B.S. IN ECONOMICS FROM FORDHAM UNIVERSITY AND AN M.B.A. FROM ST. JOHN'S UNIVERSITY.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE U.S. EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002?

A. The U.S. Equity Fund declined 10.77% for the six-month period. By comparison the S&P 500 benchmark declined 13.15% over the same period. The average return for the 1564 Funds in our Lipper Large Cap Value peer group was a decline of 14.78%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2002?

A. This period was very difficult for stocks in most sectors of the market. The portfolio outperformed the benchmark primarily due to effective stock selection in the technology, utilities, and capital goods sectors. The portfolio holds a reduced position in technology compared to the index, with approximately 16% in the sector. Technology companies in the S&P 500 benchmark were down over 30% in the quarter. The portfolio fared better, as our technology positions declined only about 17%. Intuit, a software issue, was a highlight in this sector, with a return of more than 15% over the period. The utilities sector also declined dramatically; down over 27% for the S&P 500 benchmark. This sector includes telecommunications issues, hard hit by scandals (e.g., WorldCom), and many companies in this sector are experiencing deteriorating fundamentals and a poor capital expenditure outlook. The Fund's utility position performed better than the benchmark, down 23% in comparison, due to its reduced emphasis on telecommunications and natural gas stocks. A highlight in this area was electric utilities provider Dominion Resources, which bucked the trend over the quarter and was up 12%. The capital goods sector was down more than 17% for the S&P 500 benchmark, while the the Fund's capital goods portfolio declined 11% in the period. The issues related to Tyco provided continued negative headline risk for the sector. Strong performance from holdings such as General Dynamics helped to offset declines in the troubled capital good sector. Many of these companies should do better with an economic recovery, but the recovery is taking longer than anticipated to have a positive impact.

Q. WHICH STOCKS HAVE PERFORMED WELL AND WHICH HAVE DETRACTED FROM THE FUND'S PERFORMANCE?

A. Among our more prominent holdings that helped performance were General Dynamics (+34%), Weyerhauser (+19%), Intuit (+17%), Lincare (+12%), and Equifax (+12%). General Dynamics, in the aerospace/defense industry, and Lincare, in the healthcare services industry, did well, as investors bid up defensive names amid a bear market. Comparative performance to the index was also helped by the fact that we had reduced our positions in a number of stocks that endured significant challenges during the period, including AOL Time Warner (-31%), Tyco (-77%), IBM (-40%), and Oracle (-32%). Consumer cyclical stocks and several technology holdings were among the hardest hit over the quarter. Broadcasting companies Liberty Media (-29%) and Comcast (-34%) declined as investors worried about the slow economic recovery. Omnicom (-47%), a consumer cyclical issue in the advertising industry, also declined as some accounting issues surfaced but were later refuted. Technology, in general, was battered, as earnings expectations for most companies declined over the period. Intel (-43%) and Unisys (-29%) were notable as investors continued to bid these companies down, due to fundamentals that were not improving as expected.

Q.  HOW HAVE THE RECENT ACCOUNTING SCANDALS AFFECTED THE FUND?

A. Investor confidence is usually a characteristic that is hard to measure. However it has clearly become more negative as the major indices have all declined on a year-to-date basis. Investors have pulled money out of the markets due to accounting scandals and financial fraud. In the wake of last year's Enron debacle, several high profile scandals including potential misappropriation of company funds at Tyco, alleged insider trading in the biotechnology company ImClone, and possible accounting fraud at WorldCom have ignited investor fears regarding U.S. companies. Corporate governance is an issue of increasing importance. Boards of Directors are being scrutinized for independence following several high profile lapses in oversight. While "visibility of earnings" was the mantra of the past year, "credibility of earnings" has quickly supplanted this notion. The trust and confidence in standard financial information has been called into question, and a number of regulatory changes appear to be in the offing. To date, the Fund has not been directly affected by the accounting scandals. We did not own Enron, ImClone, or Worldcom, and owned only a very small position in Tyco. It is obviously very hard to anticipate these irregularities. In our due diligence process, we make every attempt to assess companies management along with their balance sheet and other relevant financial information.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that uncertainty about the timing of the recovery in corporate earnings, coupled with stock valuations that continue to be at a high level, will keep the stock market in a narrow trading range for the next several quarters. This is the kind of environment in which our approach to bottom-up stock selection, driven by fundamental research, should pay off and result in returns that exceed or are competitive to our comparative benchmark.

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                                                                U.S. EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[LINE CHART OMITTED, PLOT POINTS FOLLOWS]

                       U.S. Equity Fund                  S&P 500
1/3/95                       10,000                      10,000
12/95                        13,558                      13,749
12/96                        16,502                      16,928
12/97                        21,805                      22,563
12/98                        26,910                      29,038
12/99                        32,187                      35,155
12/00                        31,997                      31,927
12/01                        29,286                      28,124
06/02                        26,131                      24,426


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                                Six         One        Five      Since
                               Months       Year       Year     Inception
--------------------------------------------------------------------------------
U.S. Equity Fund              -10.77%     -13.85%      5.92%      13.68%
--------------------------------------------------------------------------------
S&P 500                       -13.15%     -18.02%      3.66%      12.65%
--------------------------------------------------------------------------------
Lipper peer group average*    -14.78%     -20.99%      0.95%       N/A
--------------------------------------------------------------------------------
Inception date                 1/3/95
--------------------------------------------------------------------------------
           U.S. Equity Fund (ending value $26,131)
           S&P 500 (ending value $24,426)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of U.S. companies.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       4.31%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                    3.22%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.74%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     2.74%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      2.73%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.70%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.67%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 2.57%
--------------------------------------------------------------------------------
  American International Group                         2.42%
--------------------------------------------------------------------------------
  Merck & Co. Inc.                                     1.69%
--------------------------------------------------------------------------------

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $112,651 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]


Consumer - Stable                                            22.5%
Financial                                                    21.2%
Technology                                                   15.2%
Consumer - Cyclical                                          11.8%
Energy                                                        8.9%
Capital Goods                                                 8.5%
Utilities                                                     5.8%
Short Term                                                    3.1%
Basic Materials                                               2.5%
Transportation                                                0.5%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Large Cap Value peer group consisting of 1564, 1570 and 695 underlying annuity funds, respectively.
  See Notes to Performance.
  Past performance is no guarantee of future results.

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                                                                U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                U.S. EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
COMMON STOCK -- 98.7%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 2.5%

Alcoa Inc.                            18,815    $   623,717
Barrick Gold Corp.                    22,697        431,016
Bowater Inc.                           4,380        238,141
Rohm & Haas Co.                        6,570        266,019
Weyerhaeuser Co.                      19,213      1,226,750
                                                  2,785,643

CAPITAL GOODs -- 8.7%

Boeing Co.                             3,982        179,190
Dover Corp.                           36,834      1,289,190(h)
Eaton Corp.                            2,887        210,029
Emerson Electric Co.                  21,475      1,149,127
General Dynamics Corp.                14,216      1,511,872
Honeywell International Inc.          12,444        438,402
Molex Inc. (Class A)                  46,344      1,271,216
Northrop Grumman Corp.                 2,489        311,125
3M Co.                                 8,147      1,002,081
Tyco International Ltd.                2,189         29,573
United Technologies Corp.             23,032      1,563,873
Waste Management Inc.                 24,073        627,102
                                                  9,582,780

CONSUMER - CYCLICAL -- 12.0%

AOL Time Warner Inc.                  16,924        248,952(a)
Carnival Corp.                        25,286        700,169
Catalina Marketing Corp.              23,896        674,345(a)
Charter Communications Inc.
   (Class A)                          14,336         58,491(a,l)
Comcast Corp. (Class A)               51,633      1,230,931(a)
Delphi Corp.                          25,306        334,039
Walt Disney Co.                       16,587        313,494
Federated Department Stores            7,765        308,271(a)
Gannett Co. Inc.                       4,470        339,273
Home Depot Inc.                       46,491      1,707,614
Interpublic Group Cos Inc.            17,487        432,978
Liberty Media Corp. (Series A)       151,050      1,510,500(a,h)
Lowe's Cos Inc.                       13,989        635,101
NTL Inc.                              36,384          1,164(a,l)
Omnicom Group                         11,049        506,044
Safeway Inc.                          16,227        473,666(a)
Target Corp.                          42,408      1,615,745
Viacom Inc. (Class B)                 19,866        881,454(a)
Wal-Mart Stores Inc.                  23,705      1,304,012
                                                 13,276,243

CONSUMER - DISCRETIONARY -- 0.0%

JM Smucker Co.                            **             15

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 22.9%

Abbott Laboratories                   16,724   $    629,659(h)
Anheuser-Busch Cos. Inc.              15,430        771,500
Apogent Technologies Inc.             20,606        423,865(a)
Avon Products Inc.                    16,824        878,886
Baxter International Inc.              8,163        362,845
Biogen Inc.                            2,987        123,751(a)
Bristol-Myers Squibb Co.              25,285        649,825
Cardinal Health Inc.                  47,083      2,891,367
Colgate-Palmolive Co.                  7,164        358,558
Dentsply International Inc.           11,047        407,745
Energizer Holdings Inc.                2,113         57,938(a)
General Mills Inc.                     5,376        236,974
Gillette Co.                          11,647        394,484
Hershey Foods Corp.                    2,688        168,000
IMS Health Inc.                        7,616        136,707
Johnson & Johnson                     57,540      3,007,040
Kimberly-Clark Corp.                  11,448        709,776
Eli Lilly & Co.                        6,271        353,684
Lincare Holdings Inc.                 30,777        994,097(a,l)
Medtronic Inc.                         5,165        221,320
Merck & Co. Inc.                      37,631      1,905,634
PepsiCo Inc.                          36,855      1,776,411
Pfizer Inc.                           88,302      3,090,570
Pharmacia Corp.                       20,543        769,335
Philip Morris Cos Inc.                18,634        813,933
Procter & Gamble Co.                   6,272        560,090
Sybron Dental Specialties Inc.         6,072        112,332(a)
Sysco Corp.                           21,304        579,895
Tenet Healthcare Corp.                 7,442        532,475(a)
UnitedHealth Group Inc.                5,018        459,398
Wyeth                                 17,919        917,453
                                                 25,295,547

ENERGY -- 9.1%

Anadarko Petroleum Corp.               9,461        466,427
Baker Hughes Inc.                     28,571        951,129
Burlington Resources Inc.             13,812        524,856
ChevronTexaco Corp.                   14,929      1,321,217
Conoco Inc.                           22,598        628,224
EnCana Corp.                          19,312        590,947
Exxon Mobil Corp.                     88,659      3,627,926(h)
Nabors Industries Ltd.                22,803        804,946(a)
Schlumberger Ltd.                     11,946        555,489
BP PLC ADR                            11,464        578,817
                                                 10,049,978

FINANCIAL -- 21.6%

Aflac Inc.                             7,566        242,112
The Allstate Corp.                     7,964        294,509
American Express Co.                  31,667      1,150,145(h)
American International Group          39,934      2,724,697
Bank of America Corp.                 26,480      1,863,133
Bank One Corp.                        18,463        710,456
Berkshire Hathaway Inc. (Class B)        245        547,330(a)
Capital One Financial Corp.            8,159        498,107


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

**Represents fractional amount less than one share.

                                                                U.S. EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Chubb Corp.                            1,170   $     82,836
Citigroup Inc.                       125,400      4,859,250(h)
Federal Home Loan
   Mortgage Corporation                8,462        517,874
Federal National
   Mortgage Assoc.                    41,797      3,082,529
Fidelity National Financial Inc.       4,285        135,406
FleetBoston Financial Corp.           16,426        531,381
Hartford Financial Services
   Group Inc.                         23,886      1,420,500
Lehman Brothers Holdings Inc.          3,683        230,261
Lincoln National Corp.                 8,461        355,362
Loews Corp.                            1,395         73,921
Marsh & McLennan Cos Inc.             12,509      1,208,369
Morgan Stanley                         8,561        368,808
St Paul Cos. Inc.                      7,665        298,322
State Street Corp.                    11,056        494,203(e)
US Bancorp                             7,964        185,959
Wachovia Corp.                         9,955        380,082
Wells Fargo & Co.                     32,852      1,644,571
                                                 23,900,123

TECHNOLOGY -- 15.5%

Analog Devices Inc.                   10,532        312,800(a)
Applied Materials Inc.                36,137        687,326(a,h)
Automatic Data Processing Inc.        21,993        957,795
Certegy Inc.                          17,919        664,974(a)
Cisco Systems Inc.                    51,825        722,959(a)
Concord EFS Inc.                       1,355         40,840(a)
Dell Computer Corp.                   42,807      1,118,975(a)
Electronic Data Systems Corp.         16,123        598,969(l)
Equifax Inc.                          30,667        828,009
First Data Corp.                      81,830      3,044,076
Intel Corp.                           80,771      1,475,686
International Business
   Machines Corp.                     11,249        809,928
Intuit Inc.                           30,104      1,496,771(a)
Microsoft Corp.                       56,204      3,074,359(a)
Oracle Corp.                           5,850         55,400(a)
Pitney Bowes Inc.                      6,393        253,930
Qualcomm Inc.                            597         16,412(a)
Texas Instruments Inc.                25,558        605,725
Unisys Corp.                          38,426        345,834(a)
                                                 17,110,768

TRANSPORTATION -- 0.5%

Burlington Northern
   Santa Fe Corp.                     18,795        563,850

UTILITIES -- 5.9%

AT&T Corp.                            42,806        458,024
Dominion Resources Inc.               15,223      1,007,763
Duke Energy Corp.                     24,090        749,199
Entergy Corp.                         10,054        426,692
Exelon Corp.                           6,411        335,295
SBC Communications Inc.               29,638        903,959


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
TXU Corp.                              5,276  $     271,978
Verizon Communications Inc.           31,285      1,256,093(h)
Xcel Energy Inc.                       9,954        166,929
Vodafone Group PLC ADR                68,889        940,337(l)
                                                  6,516,269

TOTAL INVESTMENTS IN SECURITIES
   (COST $119,132,984)                          109,081,216

--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 3.2%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     1,509,444      1,509,444(n)
State Street Navigator Securities
   Lending Prime Portfolio         2,060,764      2,060,764(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $3,570,208)                              3,570,208


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (1.9)%                                    (2,175,859)
                                               ------------

NET ASSETS-- 100%                              $110,475,565
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION
--------------------------------------------------------------------------------

The U.S Equity Fund had the following short futures contracts open at June 30, 2002:
                              Number      Current
                Expiration      of       Notional   Unrealized
Description        Date      Contracts     Value   Depreciation
--------------------------------------------------------------------------------

S&P 500       September 2002     3      $(742,575)   $(7,725)





-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE S&P 500 FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX MONTHS ENDED JUNE 30, 2002?

A. The S&P 500 Fund declined 13.36% for the six-month period ended June 30, 2002. Its comparative benchmark, the S&P 500 Index declined 13.15%. The average competitive Lipper Peer group of 461 S&P 500 Index Annuities for that time period was down 13.71%.

Q. DISCUSS THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD ENDING JUNE 30, 2002?

A. After a nearly flat first three months of 2002, equity markets were hit hard in the second quarter as profit warnings, continued concern regarding the integrity of corporate financial statements, and lingering concerns regarding the war on terror have halted any upward momentum of returns. Despite some encouraging economic numbers over the last few months, the lack of consumer confidence has helped prevent the markets from rising any higher. Technology (-34%) was the worst performing sector over the first half of the year, but it was by no means alone in its poor performance. Most sectors recorded losses with industrials (-13%), utilities (-11%) and consumer staples (-11%) all adding to the poor performance of the index. Basic materials (+8%) and health care (+1%) were the only sectors with positive performance over the first six months.

Q.  WHAT STRATEGY DID THE FUND UTILIZE DURING THIS PERIOD?

A. We are utilizing a full replication strategy to manage the S&P 500 Fund. With this strategy, all 500 constituents of the S&P 500 Index are owned by the Fund in the approximate capitalization weight of the Index. Cash is held to less than 5% of the total portfolio value, and is equitized using S&P 500 Index futures contracts. This methodology has provided consistent tracking to the performance of the index.

    As of June 30, 2002, the four largest sectors in the S&P 500 Index (and the Fund) were financials (19%), technology (15%), health care (13%), and consumer discretionary (13%).

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE?

A. By utilizing a passive, full replication investment style, the Fund owns the same stocks and sectors in approximately the same weights as the S&P 500 Index.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL? WHICH HAVE NOT PERFORMED WELL?

A. The top five returning stocks for the six-month period were Big Lots Inc. (+89%), Providian Financial (+65%), Dillards Inc. (+64%), TRW Inc. (+54%) and Lockheed Martin (+49%). The bottom five returning stocks for the six-month period were Sprint Corp. (-81%), Nortel Networks (-80%), Qwest Communications (-80%), Tyco International (-77%) and Vitesse Semiconductor (-74%).

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE FIRST HALF OF THE YEAR AND WHY?

A. For the first half of 2002, there were ten index changes announced by Standard & Poor's that impacted the Fund. Additions to the S&P 500 included Plum Creek Timber (Jan 16), MeadWestvaco (Jan 29), ACE Limited (Jan 29), Rational Software (Jan 31), Marshall & Ilsley (Feb 8), First Tennessee National (May 3), American Standard (May 10), BJ Services (May 14), Apollo Group (May 14), and Simon Property Group (Jun 25). Deletions in the first half included Kmart (Jan 16), Mead Corp (Jan 29), Westvaco Corp (Jan 29), Niagara Mohawk Holdings (Jan 31), Willamette Industries (Feb 8), Compaq Computer (May 3), Sapient Corp (May 10), US Airways Group (May 14), WorldCom Inc (May 14), and Conexant Systems (Jun 25). Not all the deletions were sold from the Fund, however, as some of the deletions from the index were a result of mergers or acquisitions.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Due to the passive investment style of the Fund, it will remain fully invested in accordance with the S&P 500 to provide close tracking to the index.

                                                              S&P 500 Index Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                      S&P 500 Index Fund                  S&P 500
12/91                        10,000                         10,000
12/92                        10,838                         10,772
12/93                        12,398                         11,851
12/94                        12,389                         12,005
12/95                        16,866                         16,506
12/96                        21,000                         20,322
12/97                        27,369                         27,087
12/98                        35,099                         34,860
12/99                        42,333                         42,204
12/00                        38,342                         38,328
12/01                        33,639                         33,763
6/02                         29,147                         29,324


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                                 Six       One      Five      Ten
                               Months     Year      Year      Year
--------------------------------------------------------------------------------
S&P 500 Index Fund             -13.36%   -18.33%    3.28%     11.50%
--------------------------------------------------------------------------------
S&P 500                        -13.15%   -18.02%    3.66%    11.36%
--------------------------------------------------------------------------------
Lipper peer group average*     -13.71%   -19.19%    2.30%      9.88%
--------------------------------------------------------------------------------
Inception date                 4/15/85
--------------------------------------------------------------------------------
           S&P 500 Index Fund (ending value $29,147)
           S&P 500 (ending value $29,324)

INVESTMENT PROFILE

A fund designed for investors who seek growth of capital and accumulation of income that corresponds to the investment return of the Standard & Poor's 500 Composite Stock Price Index by investing primarily in equity securities of companies contained in that Index.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.20%
--------------------------------------------------------------------------------
  General Electric Co.                                 3.12%
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                    3.00%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 2.65%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          2.36%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.16%
--------------------------------------------------------------------------------
  American International Group                         1.93%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.70%
--------------------------------------------------------------------------------
  Coca-Cola Co.                                        1.50%
--------------------------------------------------------------------------------
  International Business Machines Corp.                1.33%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $547,978 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Consumer - Stable                                            22.3%
Financial                                                    19.4%
Consumer - Cyclical                                          15.0%
Technology                                                   14.9%
Capital Goods                                                 8.3%
Energy                                                        7.5%
Utilities                                                     7.0%
Basic Materials                                               3.1%
Short-Term Investments                                        1.7%
Transportation                                                0.8%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the S&P 500 Index Objective peer group consisting of 461, 467, 261 and 58 underlying annuity funds, respectively.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                              S&P 500 INDEX FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                               S&P 500 INDEX FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

COMMON STOCK -- 98.0%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 3.1%

Air Products & Chemicals Inc.         13,632  $     688,007(h)
Alcan Inc.                            18,977        712,017(h)
Alcoa Inc.                            50,040      1,658,826(h)
Allegheny Technologies Inc.            5,151         81,386
Avery Dennison Corp.                   6,555        411,326
Barrick Gold Corp.                    32,312        613,605
Boise Cascade Corp.                    3,523        121,649
Dow Chemical Co.                      53,894      1,852,876
Du Pont (E.I.) de Nemours & Co.       58,913      2,615,737
Eastman Chemical Co.                   4,459        209,127
Ecolab Inc.                            7,626        352,550
Engelhard Corp.                        7,646        216,535
Freeport-McMoRan Copper &
   Gold Inc. (Class B)                 8,384        149,654(a)
Georgia-Pacific Corp.                 13,743        337,803
Great Lakes Chemical Corp.             2,797         74,093
Hercules Inc.                          6,128         71,085(a)
Inco Ltd.                             10,612        240,256(a)
International Paper Co.               28,675      1,249,657
Louisiana-Pacific Corp.                6,622         70,127
MeadWestvaco Corp.                    12,000        402,720
Millipore Corp.                        2,745         87,785
Newmont Mining Corp.
   Holding Co.                        23,228        611,593
Nucor Corp.                            4,609        299,769
Pall Corp.                             7,278        151,019
Phelps Dodge Corp.                     4,810        198,172
Placer Dome Inc.                      19,774        221,667
Plum Creek Timber Co. Inc.
   (REIT)                             11,100        340,770
PPG Industries Inc.                   10,137        627,480
Praxair Inc.                           9,535        543,209
Rohm & Haas Co.                       13,014        526,937
Sealed Air Corp.                       4,857        195,591(a)
Sigma-Aldrich Corp.                    4,291        215,194
United States Steel Corp.              6,265        124,611
Weyerhaeuser Co.                      13,060        833,881
Worthington Industries Inc.            4,641         84,002
                                                 17,190,716

CAPITAL GOODS -- 8.3%

Allied Waste Industries Inc.          11,100        106,560(a)
American Power Conversion             12,300        155,349(a)
American Standard Cos Inc.             4,300        322,930(a)
Boeing Co.                            49,616      2,232,720(h)
Caterpillar Inc.                      20,316        994,468
Centex Corp.                           3,660        211,511
Cooper Industries Ltd.(Class A)        5,571        218,940
Crane Co.                              3,327         84,439
Cummins Inc.                           2,289         75,766
Danaher Corp.                          8,800        583,880


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Deere & Co.                           14,120  $     676,348
Dover Corp.                           12,158        425,530
Eaton Corp.                            4,050        294,638
Emerson Electric Co.                  24,974      1,336,359
Fluor Corp.                            4,752        185,090
General Dynamics Corp.                11,982      1,274,286
General Electric Co.                 588,795     17,104,495
Goodrich Corp.                         6,301        172,143
Honeywell International Inc.          48,516      1,709,219
Illinois Tool Works Inc.              18,197      1,242,855
Ingersoll-Rand Co. (Class A)           9,999        456,554
ITT Industries Inc.                    5,263        371,568
KB Home                                3,180        163,802
Lockheed Martin Corp.                 26,652      1,852,314
Masco Corp.                           27,690        750,676
McDermott International Inc.           4,219         34,174(a)
Molex Inc. (Class A)                  11,650        390,625
Navistar International Corp.           3,595        115,040
Northrop Grumman Corp.                 6,661        832,625
Paccar Inc.                            6,840        303,628
Parker Hannifin Corp.                  7,115        340,026
Power-One Inc.                         4,400         27,368(a)
Pulte Homes Inc.                       3,622        208,193
Raytheon Co.                          23,524        958,603
Rockwell Automation Inc.              11,068        221,139
Rockwell Collins Inc.                 11,068        303,485
Sherwin-Williams Co.                   9,263        277,242
Textron Inc.                           8,168        383,079
Thermo Electron Corp.                 10,428        172,062(a)
Thomas & Betts Corp.                   3,093         57,530
3M Co.                                23,140      2,846,220
Tyco International Ltd.              118,439      1,600,111
United Technologies Corp.             27,986      1,900,249
Vulcan Materials Co.                   6,000        262,800
Waste Management Inc.                 36,612        953,743
WW Grainger Inc.                       5,682        284,668
                                                 45,475,050

CONSUMER - CYCLICAL -- 14.9%

Albertson's Inc.                      24,061        732,898(h)
American Greetings Corp.
   (Class A)                           4,117         68,589(h)
AOL Time Warner Inc.                 263,714      3,879,233(a,h)
Apollo Group Inc. (Class A)           10,300        406,026(a)
Autozone Inc.                          6,344        490,391(a)
Bed Bath & Beyond Inc.                17,200        649,128(a)
Best Buy Co. Inc.                     18,900        686,070(a)
Big Lots Inc.                          6,600        129,888
Black & Decker Corp.                   4,907        236,517
Brunswick Corp.                        5,068        141,904
Carnival Corp.                        34,900        966,381
Cendant Corp.                         61,846        982,114(a,h)
Cintas Corp.                          10,200        504,186
Circuit City Stores Inc.              12,326        231,113
Clear Channel
   Communications Inc.                36,200      1,159,124(a)
Comcast Corp. (Class A)               56,344      1,343,241(a)
Cooper Tire & Rubber Co.               4,223         86,783
Costco Wholesale Corp.                26,966      1,041,427(a)
CVS Corp.                             23,356        714,694


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Dana Corp.                             9,241  $     171,236
Darden Restaurants Inc.               10,329        255,126
Delphi Corp.                          33,158        437,686
Deluxe Corp.                           3,729        145,021
Dillard's Inc. (Class A)               5,295        139,206
Dollar General Corp.                  19,591        372,817
Dow Jones & Co. Inc.                   5,042        244,285
Eastman Kodak Co.                     17,275        503,912
Family Dollar Stores                  10,400        366,600
Federated Department Stores           11,504        456,709(a)
Ford Motor Co.                       107,199      1,715,184
Fortune Brands Inc.                    9,041        506,296
Gannett Co. Inc.                      15,908      1,207,417
Gap Inc.                              51,018        724,456
General Motors Corp.                  33,247      1,777,052
Genuine Parts Co.                     10,296        359,022
Goodyear Tire & Rubber Co.             9,419        176,229
H&R Block Inc.                        10,904        503,220
Harley-Davidson Inc.                  17,800        912,606
Harrah's Entertainment Inc.            6,735        298,697(a)
Hasbro Inc.                           10,196        138,258
Hilton Hotels Corp.                   22,088        307,023
Home Depot Inc.                      139,518      5,124,496
International Game Technology          5,300        300,510(a)
Interpublic Group Cos Inc.            22,730        562,795
JC Penney Co. Inc.                    15,587        343,226
Johnson Controls Inc.                  5,241        427,718
Jones Apparel Group Inc.               7,400        277,500(a)
Knight-Ridder Inc.                     5,000        314,750
Kohl's Corp.                          20,000      1,401,600(a)
Kroger Co.                            47,030        935,897(a)
Leggett & Platt Inc.                  11,700        273,780
Limited Brands Inc.                   30,836        656,807
Liz Claiborne Inc.                     6,130        194,934
Lowe's Cos Inc.                       45,928      2,085,131
Marriott International Inc.
   (Class A)                          14,422        548,757
Mattel Inc.                           25,551        538,615
May Department Stores Co.             16,884        555,990
Maytag Corp.                           4,695        200,242
McDonald's Corp.                      75,434      2,146,097
McGraw-Hill Cos Inc.                  11,570        690,729
Meredith Corp.                         2,998        114,973
Moody's Corp.                          9,242        459,790
New York Times Co. (Class A)           8,988        462,882
Newell Rubbermaid Inc.                15,756        552,405
Nike Inc. (Class B)                   15,804        847,885
Nordstrom Inc.                         8,392        190,079
Office Depot Inc.                     18,400        309,120(a)
Omnicom Group                         11,100        508,380
RadioShack Corp.                      10,156        305,289
Reebok International Ltd.              3,330         98,235(a)
Robert Half International Inc.        10,400        242,320(a)
RR Donnelley & Sons Co.                6,552        180,508
Safeway Inc.                          28,600        834,834(a)
Sears Roebuck and Co.                 18,645      1,012,424
Snap-on Inc.                           3,609        107,151
Stanley Works                          4,926        202,015
Staples Inc.                          27,700        545,690(a)
Starbucks Corp.                       22,700        564,095(a)


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           11,600  $     381,524
Target Corp.                          53,752      2,047,951
Tiffany & Co.                          8,700        306,240
TJX Cos Inc.                          31,680        621,245
TMP Worldwide Inc.                     6,800        146,200(a)
Toys R US Inc.                        11,935        208,504(a)
Tribune Co.                           17,718        770,733
TRW Inc.                               7,895        449,857
Tupperware Corp.                       3,128         65,031
Univision Communications Inc.
   (Class A)                          13,600        427,040(a)
VF Corp.                               6,702        262,785
Viacom Inc. (Class B)                104,707      4,645,850(a)
Visteon Corp.                          8,286        117,661
Walgreen Co.                          60,600      2,340,978
Wal-Mart Stores Inc.                 263,524     14,496,455
Walt Disney Co.                      121,137      2,289,489
Wendy's International Inc.             6,331        252,164
Whirlpool Corp.                        4,109        268,564
Winn-Dixie Stores Inc.                 8,440        131,580
Yum! Brands Inc.                      17,322        506,669(a)
                                                 82,021,934

CONSUMER - STABLE -- 22.3%

Abbott Laboratories                   92,396      3,478,709(h)
Adolph Coors Co. (Class B)             2,065        128,650
Aetna Inc.                             8,652        415,036
Alberto-Culver Co. (Class B)           3,433        164,097
Allergan Inc.                          7,752        517,446
AmerisourceBergen Corp.                6,271        476,596
Amgen Inc.                            61,692      2,583,661(a,h)
Anheuser-Busch Cos Inc.               52,008      2,600,400(h)
Applera Corp. - Applied
   Biosystems Group                   12,900        251,421
Archer-Daniels-Midland Co.            38,586        493,515
Avon Products Inc.                    13,864        724,255
Ball Corp.                             3,108        128,920
Bausch & Lomb Inc.                     3,128        105,883
Baxter International Inc.             35,248      1,566,774
Becton Dickinson & Co.                15,570        536,387
Bemis Co.                              3,081        146,348
Biogen Inc.                            8,800        364,584(a)
Biomet Inc.                           15,915        431,615
Boston Scientific Corp.               24,088        706,260(a)
Bristol-Myers Squibb Co.             115,108      2,958,276(h)
Brown-Forman Corp. (Class B)           4,029        278,001
Campbell Soup Co.                     24,376        674,240
Cardinal Health Inc.                  26,901      1,651,990
Chiron Corp.                          11,200        395,920(a)
Cigna Corp.                            8,363        814,723
Clorox Co.                            13,784        569,968
Coca-Cola Co.                        147,251      8,246,056(h)
Coca-Cola Enterprises Inc.            26,400        582,912
Colgate-Palmolive Co.                 32,472      1,625,224
Conagra Foods Inc.                    31,668        875,620
CR Bard Inc.                           2,951        166,968
Eli Lilly & Co.                       66,616      3,757,142
Forest Laboratories Inc.              10,600        750,480(a)


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

General Mills Inc.                    21,722  $     957,506
Genzyme Corp-Genl Division            13,100        252,044(a)
Gillette Co.                          62,666      2,122,497
Guidant Corp.                         17,924        541,843(a)
HCA Inc.                              30,323      1,440,343
Health Management
   Associates Inc. (Class A)          14,600        294,190(a)
Healthsouth Corp.                     23,036        294,630(a)
Hershey Foods Corp.                    8,092        505,750
HJ Heinz Co.                          20,597        846,537
Humana Inc.                            9,727        152,033(a)
Immunex Corp.                         32,400        723,816(a)
IMS Health Inc.                       17,084        306,658
International Flavors &
   Fragrances Inc.                     5,547        180,222
Johnson & Johnson                    178,393      9,322,818
Kellogg Co.                           24,190        867,453
Kimberly-Clark Corp.                  30,736      1,905,632
King Pharmaceuticals Inc.             15,033        334,484(a)
Manor Care Inc.                        6,037        138,851(a)
McKesson Corp.                        17,261        564,435
Medimmune Inc.                        14,600        385,440(a)
Medtronic Inc.                        71,832      3,078,001
Merck & Co. Inc.                     134,250      6,798,420
Pactiv Corp.                           9,448        224,862(a)
Pepsi Bottling Group Inc.             16,600        511,280
PepsiCo Inc.                         104,774      5,050,107
Pfizer Inc.                          369,998     12,949,930
Pharmacia Corp.                       76,757      2,874,550
Philip Morris Cos Inc.               126,779      5,537,707
Procter & Gamble Co.                  77,088      6,883,958
Quintiles Transnational Corp.          6,800         84,932(a)
Sara Lee Corp.                        46,757        965,064
Schering-Plough Corp.                 86,958      2,139,167(h)
St Jude Medical Inc.                   5,123        378,334(a)
Stryker Corp.                         11,700        626,067
Supervalu Inc.                         7,900        193,787
Sysco Corp.                           39,244      1,068,222
Temple-Inland Inc.                     3,226        186,656
Tenet Healthcare Corp.                19,397      1,387,855(a)
Unilever N.V.                         33,935      2,198,988
UnitedHealth Group Inc.               18,294      1,674,816
UST Inc.                               9,879        335,886
Watson Pharmaceuticals Inc.            6,200        156,674(a)
Wellpoint Health Networks              8,700        676,947(a)
WM Wrigley Jr Co.                     13,368        739,919
Wyeth                                 78,554      4,021,965(h)
Zimmer Holdings Inc.                  11,500        410,090(a)
                                                122,459,443

ENERGY -- 7.4%

Amerada Hess Corp.                     5,290        436,425(h)
Anadarko Petroleum Corp.              14,728        726,090
Apache Corp.                           8,180        470,186
Ashland Inc.                           4,207        170,384
Baker Hughes Inc.                     20,250        674,123
BJ Services Co.                        9,300        315,084(a)
Burlington Resources Inc.             11,741        446,158
ChevronTexaco Corp.                   63,216      5,594,616
Conoco Inc.                           37,205      1,034,299


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Devon Energy Corp.                     9,296  $     458,107
EOG Resources Inc.                     6,800        269,960
Exxon Mobil Corp.                    401,824     16,442,638
Halliburton Co.                       25,560        407,426
Kerr-McGee Corp.                       6,001        321,354
Marathon Oil Corp.                    18,692        506,927
Nabors Industries Ltd.                 8,700        307,110(a)
Noble Corp.                            8,000        308,800(a)
Occidental Petroleum Corp.            22,410        672,076
Phillips Petroleum Co.                22,709      1,337,106
Rowan Cos Inc.                         5,677        121,772
Royal Dutch Petroleum Co. ADR        125,816      6,953,850
Schlumberger Ltd.                     34,254      1,592,811
Sunoco Inc.                            4,488        159,907
Transocean Inc.                       18,766        584,561
Unocal Corp.                          14,738        544,422
                                                 40,856,192

FINANCIAL -- 19.3%

ACE Ltd.                              15,700        496,120
Aflac Inc.                            30,600        979,200
AMBAC Financial Group Inc.             6,300        423,360
American Express Co.                  78,922      2,866,447(h)
American International Group         154,909     10,569,441(h)
AmSouth Bancorp                       21,650        484,527
Aon Corp.                             16,136        475,689
Bank of America Corp.                 91,240      6,419,646
Bank of New York Co. Inc.             43,110      1,454,963(h)
Bank One Corp.                        69,727      2,683,095(h)
BB&T Corp.                            28,400      1,096,240
Bear Stearns Cos Inc.                  5,969        365,303
Capital One Financial Corp.           13,000        793,650
Charles Schwab Corp.                  81,611        914,043
Charter One Financial Inc.            13,450        462,411
Chubb Corp.                           10,197        721,948
Cincinnati Financial Corp.             9,700        451,341
Citigroup Inc.                       305,176     11,825,570(h)
Comerica Inc.                         10,356        635,858
Conseco Inc.                          19,484         38,968(a)
Countrywide Credit Ind Inc.            7,400        357,050
Equity Office Properties Trust        25,000        752,500
Equity Residential                    16,200        465,750
Federal Home Loan
   Mortgage Corporation               41,265      2,525,418
Federal National
   Mortgage Association               59,076      4,356,855
Fifth Third Bancorp                   34,916      2,327,151
First Tennessee National Corp.         7,700        294,910
FleetBoston Financial Corp.           62,122      2,009,647
Franklin Resources Inc.               15,700        669,448
Golden West Financial Corp.            9,065        623,491
Hartford Financial Services
   Group Inc.                         14,804        880,394
Household International Inc.          26,911      1,337,477
Huntington Bancshares Inc.            14,934        290,018
Jefferson-Pilot Corp.                  8,923        419,381
John Hancock Financial
   Services Inc.                      17,400        612,480
JPMorgan Chase & Co.                 117,937      4,000,423(h)
Keycorp                               25,328        691,454


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Lehman Brothers Holdings Inc.         14,500  $     906,540
Lincoln National Corp.                11,112        466,704
Loews Corp.                           11,132        589,885
Marsh & McLennan Cos Inc.             16,254      1,570,136
Marshall & Ilsley Corp.               12,800        395,904
MBIA Inc.                              8,835        499,443
MBNA Corp.                            50,374      1,665,868
Mellon Financial Corp.                26,028        818,060
Merrill Lynch & Co. Inc.              50,634      2,050,677
Metlife Inc.                          41,800      1,203,840
MGIC Investment Corp.                  6,359        431,140
Morgan Stanley                        65,396      2,817,260
National City Corp.                   36,064      1,199,128
Northern Trust Corp.                  13,200        581,592
PNC Financial Services
   Group Inc.                         16,808        878,722
Progressive Corp.                     13,000        752,050
Providian Financial Corp.             17,394        102,277
Regions Financial Corp.               13,400        471,010
Safeco Corp.                           7,481        231,088
Simon Property Group Inc.             10,400        383,136
SLM Corp.                              9,200        891,480
SouthTrust Corp.                      20,500        535,460
St Paul Cos. Inc.                     12,380        481,830
State Street Corp.                    19,100        853,770(e)
Stilwell Financial Inc.               12,800        232,960
SunTrust Banks Inc.                   16,929      1,146,432
Synovus Financial Corp.               17,650        485,728
T Rowe Price Group Inc.                7,600        249,888
The Allstate Corp.                    42,076      1,555,970(h)
Torchmark Corp.                        7,300        278,860
Union Planters Corp.                  12,150        393,296
UnumProvident Corp.                   14,189        361,110
US Bancorp                           113,499      2,650,202
Wachovia Corp.                        81,280      3,103,270
Washington Mutual Inc.                57,677      2,140,393
Wells Fargo & Co.                    101,318      5,071,979
XL Capital Ltd. (Class A)              7,900        669,130
Zions Bancorporation                   5,600        291,760
                                                106,179,645

TECHNOLOGY -- 14.8%

ADC Telecommunications Inc.           46,400        106,256(a,h)
Adobe Systems Inc.                    14,392        410,172(h)
Advanced Micro Devices Inc.           19,574        190,259(a,h)
Agilent Technologies Inc.             27,707        655,271(a)
Altera Corp.                          22,700        308,720(a)
Analog Devices Inc.                   21,900        650,430(a)
Andrew Corp.                           4,456         66,484(a)
Apple Computer Inc.                   21,120        374,246(a)
Applied Materials Inc.                97,200      1,848,744(a,h)
Applied Micro Circuits Corp.          18,100         85,613(a)
Autodesk Inc.                          7,024         93,068
Automatic Data Processing             36,818      1,603,424
Avaya Inc.                            23,301        115,340(a)
BMC Software Inc.                     14,000        232,400(a)
Broadcom Corp. (Class A)              16,000        280,640(a)
CIENA Corp.                           20,000         83,800(a)
Cisco Systems Inc.                   433,904      6,052,961(a,h)
Citrix Systems Inc.                   11,900         71,876(a)

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Computer Associates
   International Inc.                 34,281  $     544,725
Computer Sciences Corp.               10,182        486,700(a)
Compuware Corp.                       23,400        142,038(a)
Comverse Technology Inc.              11,900        110,194(a)
Concord EFS Inc.                      30,300        913,242(a)
Convergys Corp.                       10,700        208,436(a)
Corning Inc.                          57,939        205,683
Dell Computer Corp.                  154,148      4,029,429(a,h)
Electronic Data Systems Corp.         28,300      1,051,345
EMC Corp.                            132,714      1,001,991(a)
Equifax Inc.                           8,400        226,800
First Data Corp.                      45,362      1,687,466
Fiserv Inc.                           11,250        412,988(a)
Gateway Inc.                          19,200         85,248(a)
Hewlett-Packard Co.                  179,265      2,739,169
Intel Corp.                          396,408      7,242,374
International Business
   Machines Corp.                    101,530      7,310,160
Intuit Inc.                           12,400        616,528(a)
Jabil Circuit Inc.                    11,700        246,987(a)
JDS Uniphase Corp.                    83,800        223,746(a)
Kla-Tencor Corp.                      11,300        497,087(a)
Lexmark International Inc.
   (Class A)                           7,800        424,320(a)
Linear Technology Corp.               18,700        587,741
LSI Logic Corp.                       22,692        198,555(a)
Lucent Technologies Inc.             202,418        336,014(h)
Maxim Integrated Products             19,100        732,103(a)
Mercury Interactive Corp.              4,900        112,504(a)
Micron Technology Inc.                35,754        722,946(a)
Microsoft Corp.                      320,856     17,550,823(a,h)
Motorola Inc.                        133,350      1,922,907
National Semiconductor Corp.          10,383        302,872(a)
NCR Corp.                              5,800        200,680(a)
Network Appliance Inc.                19,400        241,336(a)
Nortel Networks Corp.                229,624        332,955(a)
Novell Inc.                           20,466         65,696(a)
Novellus Systems Inc.                  8,700        295,800(a)
Nvidia Corp.                           9,000        154,620(a)
Oracle Corp.                         326,032      3,087,523(a)
Palm Inc.                             33,992         59,826(a)
Parametric Technology Corp.           17,606         60,389(a)
Paychex Inc.                          22,425        701,678
Peoplesoft Inc.                       17,800        264,864(a)
PerkinElmer Inc.                       7,810         86,301
Pitney Bowes Inc.                     14,232        565,295
PMC - Sierra Inc.                      9,900         91,773(a)
QLogic Corp.                           5,700        217,170(a)
Qualcomm Inc.                         45,600      1,253,544(a)
Rational Software Corp.               11,700         96,057(a)
Sabre Holdings Corp. (Class A)         8,808        315,326(a)
Sanmina-SCI Corp.                     31,500        198,765(a)
Scientific-Atlanta Inc.                9,806        161,309
Siebel Systems Inc.                   28,100        399,582(a)
Solectron Corp.                       48,800        300,120(a)
Sun Microsystems Inc.                192,360        963,724(a)
Symbol Technologies Inc.              13,050        110,925
Tektronix Inc.                         5,676        106,198(a)
Tellabs Inc.                          25,152        155,942(a)
Teradyne Inc.                         10,800        253,800(a)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              S&P 500 INDEX FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Texas Instruments Inc.               102,936  $   2,439,583
Unisys Corp.                          19,109        171,981(a)
Veritas Software Corp.                23,700        469,023(a)
Vitesse Semiconductor Corp.           11,800         36,698(a)
Waters Corp.                           7,800        208,260(a)
Xerox Corp.                           42,690        297,549
Xilinx Inc.                           20,200        453,086(a)
Yahoo! Inc.                           35,400        522,504(a)
                                                 81,442,707

TRANSPORTATION -- 0.9%

AMR Corp.                              9,414        158,720(a,h)
Burlington Northern
   Santa Fe Corp.                     22,549        676,470
CSX Corp.                             12,638        442,962
Delta Air Lines Inc.                   7,282        145,640
FedEx Corp.                           17,560        937,704
Norfolk Southern Corp.                23,001        537,763
Ryder System Inc.                      3,931        106,491
Southwest Airlines Co.                45,749        739,304
Union Pacific Corp.                   14,754        933,633
                                                  4,678,687

UTILITIES -- 7.0%

Allegheny Energy Inc.                  7,300        187,975
Alltel Corp.                          18,594        873,918
Ameren Corp.                           8,142        350,187
American Electric
   Power Co. Inc.                     19,425        777,389(h)
AT&T Corp.                           224,297      2,399,978(h)
AT&T Wireless Services Inc.          160,049        936,287(a)
BellSouth Corp.                      111,298      3,505,887(h)
Calpine Corp.                         22,500        158,175(a)
CenturyTel Inc.                        8,150        240,425
Cinergy Corp.                         10,153        365,406
Citizens Communications Co.           16,000        133,760(a)
CMS Energy Corp.                       7,700         84,546
Consolidated Edison Inc.              12,607        526,342
Constellation Energy
   Group Inc.                          9,703        284,686
Dominion Resources Inc.               16,518      1,093,492
DTE Energy Co.                         9,766        435,954
Duke Energy Corp.                     49,032      1,524,895
Dynegy Inc. (Class A)                 21,000        151,200
Edison International                  19,542        332,214(a)
EL Paso Corp.                         34,282        706,552
Entergy Corp.                         13,347        566,447
Exelon Corp.                          19,163      1,002,225
FirstEnergy Corp.                     17,820        594,832
FPL Group Inc.                        10,431        625,756
KeySpan Corp.                          8,300        312,495
Kinder Morgan Inc.                     7,200        273,744
Mirant Corp.                          23,905        174,507(a)
Nextel Communications Inc.
   (Class A)                          49,900        160,179(a)
Nicor Inc.                             2,743        125,492
NiSource Inc.                         12,315        268,836
Peoples Energy Corp.                   2,121         77,332


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

PG&E Corp.                            23,354  $     417,803(a)
Pinnacle West Capital Corp.            5,100        201,450
PPL Corp.                              8,622        285,216
Progress Energy Inc.                  13,156        684,244
Public Service Enterprise
   Group Inc.                         12,359        535,145
Qwest Communications
   International                     101,648        284,614
Reliant Energy Inc.                   17,518        296,054
SBC Communications Inc.              197,969      6,038,055
Sempra Energy                         12,975        287,137
Southern Co.                          41,958      1,149,649
Sprint Corp.-FON Group                53,552        568,187
Sprint Corp.-PCS Group                59,626        266,528(a)
TECO Energy Inc.                       8,100        200,475
The AES Corp.                         32,000        173,440(a)
TXU Corp.                             15,786        813,768
Verizon Communications Inc.          161,386      6,479,648
Williams Cos Inc.                     31,386        188,002
Xcel Energy Inc.                      22,680        380,334
                                                 38,500,862

TOTAL INVESTMENTS IN SECURITIES
   (COST $660,865,829)                          538,805,236



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 1.7%
--------------------------------------------------------------------------------

GEI Short Term Investment Fund       332,093        332,093(n)
Money Market Obligations Trust       302,717        302,717
Short-Term Investment Co.          7,217,737      7,217,737

                                  PRINCIPAL
                                      AMOUNT          VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT -- 0.2%

U.S. Treasury Bills
   1.67%    9/12/02               $1,325,000      1,320,566

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,173,113)                              9,173,113


OTHER ASSETS AND LIABILITIES,
   NET 0.3%                                       1,861,903
                                               ------------


NET ASSETS-- 100%                              $549,840,252
                                               ============


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The S&P 500 Index Fund had the following long futures contracts open at June 30, 2002:
                              Number      Current
                Expiration      of       Notional       Unrealized
Description        Date      Contracts     Value       Depreciation
--------------------------------------------------------------------------------
S&P 500       September 2002    48      $11,881,200     $(334,200)



---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE PREMIER GROWTH FUND PERFORM FOR THE SIX MONTHS ENDING JUNE 30, 2002?

A. The Premier Growth Fund declined 11.39% in the six-month period. This compares to a decline of 13.15% for our comparative benchmark, the S&P 500, and a decline of 9.79% for our Lipper peer group of Multi-Cap Core annuity funds.

Q.  WHAT FACTORS DROVE PERFORMANCE FOR THE PERIOD ENDED JUNE 30, 2002?

A. Looking at the stock market as a whole, technology was the worst performing sector, with a decline of 30% for the six-month period. By comparison, the technology holdings in Premier Growth declined just 9%. Benchmark stocks, Intel and Cisco fell 43% and 25%, respectively. At the same time, Premier Growth had two tech stocks gain in the period, Intuit, up 15%, and Certegy up 7%. The Fund's best performing stock was Aflac, an insurance company, which was up 32% in the period. The worst performing stock was Vodaphone, a wireless telephone operator, which declined 48%.

Q.  HOW IS THE FUND POSITIONED IN THIS VOLATILE MARKET?

A. The Fund currently consists of a portfolio of 34 stocks with broad exposure to technology, healthcare, and consumer industries. Technology stocks make up about 30% of the portfolio, and healthcare about 20%. We continue to focus on high quality, industry leaders with financial strength. We believe many of our top holdings can grow earnings at a mid-teens rate regardless of the economic environment.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET AND THE FUND FOR THE REST OF THE YEAR?

A. We've been in a bear market for more than two years now, and all the major indices are down sharply from their highs. It's hard to predict when the market will reach a bottom, but in our opinion, this is the first time in several years that the stock market looks attractively valued versus other financial assets. As we move into the second half of this year, the visibility of earnings growth in 2003 will be more apparent, and this may act as a positive catalyst for the market. We continue to believe we've assembled a portfolio of companies that will grow earnings at a rate almost two times that of the S&P 500. We believe the superior growth rate of these stocks will drive above-average price performance over the long-term.

                                                      PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                         Premier Growth                             S&P 500/
                          Equity Fund              S&P 500        BARRA Growth
12/12/1997                   10,000                 10,000           10,000
 12/97                       10,346                 10,168           10,118
 06/98                       12,193                 11,972           12,453
 12/98                       14,125                 13,087           14,397
 06/99                       16,968                 14,691           15,974
 12/99                       19,247                 15,844           18,506
 06/00                       19,145                 15,772           18,990
 12/00                       18,241                 14,389           14,426
 06/01                       17,172                 13,427           12,841
 12/01                       16,574                 12,675           12,587
 06/02                       14,685                 11,008           10,457


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                                Six      One     Three      Since
                              Months     Year     Year    Inception
--------------------------------------------------------------------------------
Premier Growth Equity Fund    -11.39%   -14.48%   -4.70%    8.81%
--------------------------------------------------------------------------------
S&P 500                       -13.15%   -18.02%   -9.17%    2.12%
--------------------------------------------------------------------------------
S&P 500/BARRA Growth          -16.92%   -18.56%  -13.17%    0.98%
--------------------------------------------------------------------------------
Lipper peer group average*     -9.79%   -15.37%   -7.17%     N/A
--------------------------------------------------------------------------------
Inception date                 12/12/97
--------------------------------------------------------------------------------

    Premier  Growth  Equity Fund (ending  value  $14,685)
    S&P 500 (ending value $11,008)
    S&P 500/BARRA Growth (ending value $10,457)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income rather than current income by investing primarily in a limited number of equity securities of large- and medium-sized companies that the portfolio manager believes have above-average growth histories and/or growth potential.


TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  First Data Corp.                                     4.07%
--------------------------------------------------------------------------------
  Intuit Inc.                                          3.98%
--------------------------------------------------------------------------------
  Aflac Inc.                                           3.91%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 3.75%
--------------------------------------------------------------------------------
  Lincare Holdings Inc.                                3.61%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       3.55%
--------------------------------------------------------------------------------
  Carnival Corp.                                       3.52%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                                 3.49%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      3.48%
--------------------------------------------------------------------------------
  American International Group                         3.47%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------


Market Value of $98,995 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Technology                                        28.8%
Consumer - Stable                                 20.4%
Consumer - Cyclical                               16.5%
Financial                                         12.0%
Short Term                                         9.6%
Capital Goods                                      6.4%
Energy                                             4.0%
Utilities                                          2.3%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Multi Cap Core peer group consisting of 622, 623 and 441 underlying annuity funds.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                      PREMIER GROWTH EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                           PREMIER GROWTH EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------


COMMON STOCK -- 94.9%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 6.7%

Dover Corp.                           83,047    $ 2,906,645
Molex Inc. (Class A)                 125,829      3,451,489
                                                  6,358,134

CONSUMER - CYCLICAL -- 17.3%

Carnival Corp.                       125,829      3,484,205
Catalina Marketing Corp.              65,431      1,846,463(a)
Comcast Corp. (Class A)              113,246      2,699,785(a)
Home Depot Inc.                       90,597      3,327,628
Interpublic Group Cos Inc.            72,981      1,807,010
Liberty Media Corp. (Series A)       314,573      3,145,730(a,h)
                                                 16,310,821

CONSUMER - STABLE -- 21.4%

Apogent Technologies Inc.            103,179      2,122,392(a)
Cardinal Health Inc.                  60,398      3,709,041
Dentsply International Inc.           56,623      2,089,955
Gillette Co.                          47,815      1,619,494
IMS Health Inc.                       55,365        993,802
Lincare Holdings Inc.                110,730      3,576,579(a,l)
Pfizer Inc.                           93,113      3,258,955
Wyeth                                 55,365      2,834,688
                                                 20,204,906

ENERGY -- 4.2%

Baker Hughes Inc.                     62,914      2,094,407
Schlumberger Ltd.                     40,265      1,872,323
                                                  3,966,730

FINANCIAL -- 12.6%

Aflac Inc.                           120,796      3,865,472(h)
American Express Co.                  30,199      1,096,828
American International Group          50,332      3,434,152
Citigroup Inc.                        90,597      3,510,634
                                                 11,907,086

TECHNOLOGY -- 30.3%

Applied Materials Inc.                95,631      1,818,902(a)
Automatic Data Processing             62,914      2,739,905
Certegy Inc.                          59,140      2,194,685(a)
Cisco Systems Inc.                   186,227      2,597,867(a,h)
Dell Computer Corp.                  125,829      3,289,170(a)
Equifax Inc.                          75,497      2,038,419
First Data Corp.                     108,272      4,027,718
Intel Corp.                           88,081      1,609,240


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Intuit Inc.                           79,273  $   3,941,454(a)
Microsoft Corp.                       62,914      3,441,396(a)
Texas Instruments Inc.                35,232        834,998
                                                 28,533,754

UTILITIES -- 2.4%

Vodafone Group PLC ADR               163,578      2,232,838(h,l)

TOTAL INVESTMENTS IN SECURITIES
   (COST $102,127,628)                           89,514,269



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     4,840,315      4,840,315(n)
State Street Navigator Securities
   Lending Prime Portfolio         4,640,016      4,640,016(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $9,480,331)                              9,480,331


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.9)%                                    (4,651,421)
                                                -----------


NET ASSETS-- 100%                               $94,343,179
                                                ===========


--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Premier Growth Equity Fund had the following long futures contracts open at June 30, 2002:
                              Number      Current
                 Expiration     of       Notional    Unrealized
Description         Date     Contracts     Value    Depreciation
--------------------------------------------------------------------------------

S&P 500       September 2002     3       $742,575    $(23,984)


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE LARGE CAP VALUE EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK DURING THE SIX MONTHS ENDED JUNE 30, 2002?

A. The Large Cap Value Equity Fund declined 8.21% for the six months ending June 30, 2002. The Fund outperformed its S&P 500/BARRA Value benchmark index, which was down 9.32%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED, JUNE 30,
    2002?

A. Despite a challenging market environment, the Fund managed to outpace its comparative index due to strong stock selection in the utility and technology sectors, as well as a larger-than-average position in the consumer stable sector. In addition, our disciplined approach at choosing stocks with attractive valuations kept us out of several stocks that declined substantially (AT&T Wireless, El Paso and Clear Channel for example).

Q. WHICH STOCKS HAVE PERFORMED WELL AND WHICH HAVE DETRACTED FROM THE FUND'S PERFORMANCE?

A. The holdings that were most beneficial to the portfolio included General Dynamics, Weyerhaeuser, Procter & Gamble, Anheuser Busch, Dominion Resources, Tenet Healthcare and British Petroleum. On the other hand, our positions in IBM, Intel, Microsoft and Bristol Myers had a negative effect on the Fund's performance.

Q.  HOW HAS THE VOLATILITY IN THE MARKET AFFECTED THE FUND?

A. Despite interest rate cuts by the Federal Reserve and initial signs of an economic recovery, the market has continued to be volatile. In terms of the Fund, we continue to own those companies that have solid earnings growth. We look at the swings in the market as opportunities to buy or sell those stocks that become undervalued or overvalued, respectively, relative to the market, to their peers and/or to their earnings growth rate.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We expect the stock market to be remain volatile. The team continues to focus on fundamental research and stock selection, and we plan to maintain the relative value discipline that has rewarded us over the years. Our approach for finding under-appreciated stocks with an investment catalyst has positioned the portfolio for solid relative performance over the next several years.

                                                               VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[Line Chart Omitted -- Plot Points; as follows:]

                         Value             Russell 1000             S&P
                      Equity Fund              Value          500/BARRA Value
4/28/00                 10,000                10,000               10,000
06/00                    9,970                 9,632                9,630
09/00                   10,000                10,398               10,480
12/00                    9,979                10,771               10,646
03/01                    9,215                10,140                9,951
06/01                    9,486                10,630               10,385
09/01                    8,401                 9,467                8,707
12/01                    9,105                10,165                9,400
03/02                    9,388                10,584                9,541
06/02                    8,357                 9,681                8,524


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                                Six         One        Since
                              Months       Year      Inception
--------------------------------------------------------------------------------
Value Equity Fund             -8.21%     -11.90%      -7.92%
--------------------------------------------------------------------------------
Russell 1000 Value            -4.76%      -8.93%      -1.49%
--------------------------------------------------------------------------------
S&P 500/BARRA Value           -9.32%     -17.92%      -7.10%
--------------------------------------------------------------------------------
Inception date               4/28/00
--------------------------------------------------------------------------------


    Value Equity Fund (ending  value  $8,357)
    Russell 1000 Value (ending value $9,681)
    S&P 500/BARRA Value (ending value $8,524)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of large U.S. companies that the portfolio manager believes are undervalued by the market but have solid growth prospects.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Exxon Mobil Corp.                                    3.29%
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.93%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    2.01%
--------------------------------------------------------------------------------
  Microsoft Corp.                                      2.00%
--------------------------------------------------------------------------------
  Pfizer Inc.                                          1.88%
--------------------------------------------------------------------------------
  SPDR Trust Series 1                                  1.84%
--------------------------------------------------------------------------------
  Bank of America Corp.                                1.83%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     1.81%
--------------------------------------------------------------------------------
  Wal-Mart Stores Inc.                                 1.76%
--------------------------------------------------------------------------------
  General Dynamics Corp.                               1.71%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $26,187 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Financial                                           18.2%
Consumer- Stable                                    16.5%
Short Term                                          16.4%
Technology                                          10.3%
Energy                                               9.4%
Consumer -Cyclical                                   8.7%
Capital Goods                                        7.8%
Utilities                                            6.4%
Basic Materials                                      3.6%
Miscellaneous                                        1.8%
Transportation                                       0.9%

See Notes to Performance.
Past performance is no guarantee of future results.

                                                              VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

COMMON STOCK -- 98.3%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 4.2%

Alcoa Inc.                             3,864  $     128,092
Barrick Gold Corp.                     8,008        152,072(l)
Bowater Inc.                           1,545         84,002
Du Pont (E.I.) de Nemours & Co.        1,429         63,448
Newmont Mining Corp.
   Holding Co.                           686         18,062(l)
Rayonier Inc.                          1,054         51,783
Rohm & Haas Co.                        2,318         93,856
Weyerhaeuser Co.                       5,444        347,599(l)
                                                    938,914

CAPITAL GOODS -- 9.1%

Boeing Co.                             1,405         63,225
Danaher Corp.                            403         26,739
Dover Corp.                            1,897         66,395
Eaton Corp.                            1,019         74,132
Emerson Electric Co.                   4,963        265,570(l)
General Dynamics Corp.                 4,214        448,159
Honeywell International Inc.           2,705         95,297
Lockheed Martin Corp.                  1,440        100,080
Molex Inc. (Class A)                   3,600         98,748(l)
Northrop Grumman Corp.                   878        109,750(l)
Raytheon Co.                           1,616         65,852
Rockwell Collins Inc.                    124          3,400
3M Co.                                 2,053        252,519
United Technologies Corp.              5,357        363,740
                                                  2,033,606

CONSUMER - CYCLICAL -- 10.2%

Albertson's Inc.                       1,478         45,020(l)
AOL Time Warner Inc.                   5,268         77,492(a)
Comcast Corp. (Class A)                3,758         89,591(a,l)
Costco Wholesale Corp.                 1,581         61,058(a)
Delphi Corp.                           3,293         43,468
Federated Department Stores            1,352         53,674(a)
Gannett Co. Inc.                       1,577        119,694
Home Depot Inc.                        4,565        167,672
Interpublic Group Cos Inc.               806         19,957(l)
Liberty Media Corp. (Series A)         8,898         88,980(a)
Lowe's Cos Inc.                        4,936        224,094(l)
Omnicom Group                          1,685         77,173(l)
Safeway Inc.                           3,512        102,515(a)
Sears Roebuck and Co.                    792         43,250
Target Corp.                          10,678        406,832
TRW Inc.                                 571         32,536
Viacom Inc. (Class B)                  1,776         78,801(a)
Wal-Mart Stores Inc.                   8,364        460,104
Walt Disney Co.                        4,799         90,701
                                                  2,282,612


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

CONSUMER - STABLE -- 19.4%

Abbott Laboratories                    1,405 $       52,898
Amerisource Bergen Corp.                 203         15,428(l)
Anheuser-Busch Cos. Inc.               4,145        207,250
Avon Products Inc.                     3,161        165,131
Baxter International Inc.              1,826         81,166
Biogen Inc.                              677         28,048(a,l)
Bristol-Myers Squibb Co.               3,793         97,480
Cardinal Health Inc.                   6,112        375,338(l)
Colgate-Palmolive Co.                  1,335         66,817
Eli Lilly & Co.                        2,212        124,757
General Mills Inc.                     1,897         83,620
Guidant Corp.                            906         27,388(a)
Hershey Foods Corp.                      672         42,000
Johnson & Johnson                     10,081        526,833(l)
Kimberly-Clark Corp.                   4,039        250,418
Medtronic Inc.                           941         40,322
Merck & Co. Inc.                       7,377        373,571
PepsiCo Inc.                           6,252        301,346
Pfizer Inc.                           14,048        491,680
Pharmacia Corp.                        4,917        184,142(l)
Philip Morris Cos. Inc.                2,845        124,270
Procter & Gamble Co.                   2,213        197,621
Sara Lee Corp.                         2,769         57,152
Sysco Corp.                            2,950         80,299
Tenet Healthcare Corp.                 1,853        132,582(a)
UnitedHealth Group Inc.                1,124        102,902(l)
Wyeth                                  1,967        100,710
                                                  4,331,169

ENERGY -- 11.0%

Baker Hughes Inc.                      4,917        163,687
BP PLC. ADR                            4,045        204,232
Burlington Resources Inc.              3,770        143,260
ChevronTexaco Corp.                    4,038        357,363
Conoco Inc.                            7,973        221,649
EnCana Corp.                           6,814        208,508
EOG Resources Inc.                     1,245         49,427
Exxon Mobil Corp.                     21,042        861,039
GlobalSantaFe Corp.                    1,713         46,851
Nabors Industries Ltd.                 3,512        123,974(a,l)
Petro-Canada                           1,081         30,560(l)
Phillips Petroleum Co.                   819         48,223
                                                  2,458,773

FINANCIAL -- 21.4%

Allstate Corp.                         2,810        103,914
American Express Co.                   6,129        222,605
American International Group           5,289        360,868
Bank of America Corp.                  6,814        479,433
BlackRock Inc. (Class A)               1,756         77,791(a,l)
Capital One Financial Corp.            1,018         62,149(l)
Chubb Corp.                              400         28,320
Citigroup Inc.                        19,802        767,328
Federal Home Loan
   Mortgage Corporation                2,985        182,682
Federal National Mortgage
   Association                         6,421        473,549


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               VALUE EQUITY FUND

                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Fifth Third Bancorp                    1,302  $      86,778
FleetBoston Financial Corp.            4,215        136,355
Hartford Financial Services
   Group Inc.                          7,198        428,065
John Hancock Financial
   Services Inc.                       1,175         41,360(l)
Lehman Brothers Holdings Inc.          1,054         65,896(l)
Lincoln National Corp.                 2,986        125,412
Marsh & McLennan Cos Inc.              1,932        186,631
Mellon Financial Corp.                   702         22,341
Morgan Stanley                         3,021        130,145
St. Paul Cos. Inc.                     2,705        105,279
US Bancorp                             2,810         65,614(l)
Wachovia Corp.                         3,512        134,088
Waddell & Reed Financial
   Inc. (Class A)                      1,209         27,710(l)
Wells Fargo & Co.                      8,816        441,329
                                                  4,755,642

MISCELLANEOUS -- 2.2%

SPDR Trust Series 1                    4,875        482,430(l)

TECHNOLOGY -- 12.1%

Analog Devices Inc.                    2,825         83,903(a)
Applied Materials Inc.                 6,884        130,934(a)
Automatic Data Processing              1,405         61,188
Axcelis Technologies Inc.              4,107         46,409(a,l )
BMC Software Inc.                        351          5,827(a)
Certegy Inc.                           2,248         83,423(a,l )
Cisco Systems Inc.                     2,015         28,109(a)
Convergys Corp.                        3,653         71,160(a)
Dell Computer Corp.                    5,901        154,252(a)
Electronic Data Systems Corp.          2,318         86,114(l)
First Data Corp.                      10,116        376,315
Hewlett-Packard Co.                    6,353         97,074
Intel Corp.                           13,489        246,444
International Business
   Machines Corp.                      3,969        285,768
Intuit Inc.                            2,038        101,329(a)
Microsoft Corp.                        9,554        522,604(a)
Oracle Corp.                           1,926         18,239(a)
Pitney Bowes Inc.                      2,256         89,608
Qualcomm Inc.                            516         14,185(a,l )
Texas Instruments Inc.                 5,128        121,534
Unisys Corp.                           6,674         60,066(a)
                                                  2,684,485

TRANSPORTATION -- 1.1%

Burlington Northern
   Santa Fe Corp.                      4,917        147,510
Canadian Pacific Railway Ltd.          1,795         44,013
Union Pacific Corp.                      891         56,382
                                                    247,905

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

UTILITIES -- 7.6%

American Electric Power
   Co. Inc.                            1,520 $       60,830
AT&T Corp.                            10,537        112,746
Dominion Resources Inc.                4,247        281,151
Duke Energy Corp.                      7,025        218,478
Entergy Corp.                          2,248         95,405
Exelon Corp.                           2,262        118,303
SBC Communications Inc.               10,457        318,939
TXU Corp.                              1,861         95,935(l)
Verizon Communications Inc.            8,158        327,544
Xcel Energy Inc.                       3,513         58,911(l)
                                                  1,688,242

TOTAL INVESTMENTS IN SECURITIES
   (COST $23,485,054 )                           21,903,778



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 19.2%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund       510,647        510,647(n)
State Street Navigator Securities
   Lending Prime Portfolio                        3,772,125(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $4,282,772)                              4,282,772


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (17.5)%                                   (3,842,871)
                                                -----------

NET ASSETS-- 100%                               $22,343,679
                                                ===========


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE MID-CAP VALUE FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2002?

A. The Mid-Cap Value Fund declined 0.06% for the six-months ended June 30, 2002, while the Russell MidCap Value Index returned 2.86%. Meanwhile, our Lipper peer group of 198 Multi Cap Value funds was down 0.76% over the same period.

Q. WHAT ACCOUNTED FOR THE FUND'S PERFORMANCE DURING THE PERIOD ENDED JUNE 30, 2002?

A. Our underweight position in the consumer cyclical and financial sectors contributed to the Fund's underperformance of its benchmark index. We continue to be concerned about the resilience of the consumer and, accordingly, have de-emphasized those industries that already reflect a vibrant recovery. Also contributing to the underperformance was disappointing individual stock performance in the capital goods, utility and financial areas. Mettler Toledo and Thermo Electron, in the capital goods sector, were down, due to concerns about slowing demand in their markets. On the utility side, our position in El Paso hurt the portfolio's performance, as credit risks and restructuring of the company's business weighed on the stock. Finally in the financial sector, asset manager Waddell and Reed was down, due to concerns about the weak investment environment continuing to impact its business.

    On the positive side, our large overweight position in the consumer stable area, together with solid stock selection in that sector, benefited the Fund. Renewed investor focus on defensive stocks lifted healthcare stocks such as hospital operator Tenet Healthcare and drug distributor Amerisource Bergen. Tyson Foods and Energizer Holdings round out the top performers in the consumer stable area during the period. In addition, our decision to hold reduced positions in the underperforming technology and utility areas helped preserve a positive return.

Q.  WHAT HAS YOUR INVESTMENT STRATEGY BEEN FOR THE FUND?

A. The focus of the Fund continues to be on investing in companies with solid earnings prospects, strong market share, superior long-term fundamentals and attractively-valued stock prices. New stocks being purchased in the Fund must be priced reasonably based on a company's earnings outlook in comparison to the market as well as to those of competitors in its relevant peer group. We believe companies with high quality management teams, superior returns, and a focus on shareholder value will produce sustainable gains over the long term.

Q.  WHICH INVESTMENTS STAND OUT?

A. The top performing sectors over the past six months were the consumer stable and energy areas. The Fund's performance benefited from this trend. Holdings in the healthcare sector such as Tenet Healthcare (up 22%) and Amerisource Bergen (up 20%) stand out. In addition, Tyson Foods (up 35%) and Energizer Holdings (up 44%) performed well. The energy sector enjoyed strong performance from several exploration and production stocks including Devon Energy (up 28%) and Ocean Energy (up 33%). Solid stock picks in the capital goods sector also benefited the Fund, including ITT Industries (up 41%) and Textron (up 15%). Finally, in the financial sector, the takeover of Golden State Bancorp by Citigroup drove Golden State's stock price up 39%.

Q.  WHAT CHANGES HAVE YOU MADE IN THE FUND?

A. Over the past six months, we have repositioned the Fund in several areas. In basic materials and energy we continued to take profits as these cyclical stocks rallied in expectation of an economic recovery. In addition, we have reduced our cash position, putting money to work in the consumer stable and utility sectors. We believe that these sectors should perform well during the current uncertain economic environment given their defensive nature and attractive valuations. The technology sector has represented a reduced position in the portfolio and the Fund has been selectively adding stocks in this area as valuations become more attractive.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that the U.S. economy will experience a subdued recovery in the second half of 2002. However, economically sensitive stocks in the basic materials, consumer cyclical, and technology sectors continue to trade at valuation levels that reflect a stronger recovery than we expect. As a result, we are underweight these sectors and look for better buying opportunities to increase our exposure. We also expect to remain underweight in the financial sector, as we believe the stocks already fully reflect the benefit of the Federal Reserve interest rate cuts of 2001 and that the risks are skewed toward future rate hikes by the Federal Reserve. We hold an above-average position in the capital goods sector, as we believe these stocks will benefit from an improved economy in late 2002 and the valuations remain attractive. We also remain positive about consumer stable stocks, specifically healthcare issues, due to positive demographic trends and reasonable valuations.

                                                       MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                         Mid-Cap Value         Russell Mid Cap
                          Equity Fund           Value Index           S&P 400
5/1/97                       10,000                10,000              10,000
06/97                        11,450                10,592              11,181
12/97                        13,256                12,408              13,086
06/98                        14,975                13,755              14,219
12/98                        14,142                13,126              15,555
06/99                        17,393                14,408              16,629
12/99                        16,583                13,163              17,852
06/00                        15,869                13,941              19,459
12/00                        17,958                14,787              20,983
06/01                        18,343                16,851              21,194
12/01                        18,016                15,817              20,862
06/02                        18,005                17,735              20,192


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------

                                Six       One     Five      Since
                               Months     Year     Year    Inception
--------------------------------------------------------------------------------
Mid-Cap Value Equity Fund      -0.06%    -1.84%    9.48%   12.05%
--------------------------------------------------------------------------------
Russell MidCap Value Index      2.86%     1.91%    9.06%   14.12%
--------------------------------------------------------------------------------
S&P 400                        -3.21%    -4.73%   12.55%   14.57%
--------------------------------------------------------------------------------
Lipper peer group average*     -0.76%     0.17%    7.55%     N/A
--------------------------------------------------------------------------------
Inception date                5/1/97
--------------------------------------------------------------------------------


    Mid-Cap Value Equity Fund (ending value $18,005)
    Russell MidCap Value Index (ending value $17,735)
    S&P 400 (ending value $20,192)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital and future income by investing primarily in equity securities of mid-cap companies that the portfolio manager believes are undervalued by the market and have above-average growth potential.


TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Viad Corp.                                           2.37%
--------------------------------------------------------------------------------
  Federated Department Stores                          2.33%
--------------------------------------------------------------------------------
  Molex Inc. (Class A)                                 2.30%
--------------------------------------------------------------------------------
  AmerisourceBergen Corp.                              2.30%
--------------------------------------------------------------------------------
  Hartford Financial Services Group Inc.               2.22%
--------------------------------------------------------------------------------
  Tyson Foods Inc. (Class A)                           2.19%
--------------------------------------------------------------------------------
  Tenet Healthcare Corp.                               2.18%
--------------------------------------------------------------------------------
  Banknorth Group Inc.                                 2.09%
--------------------------------------------------------------------------------
  OGE Energy Corp.                                     2.08%
--------------------------------------------------------------------------------
  Old Republic International Corp.                     2.01%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $219,310 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Financial                                                    20.6%
Capital Goods                                                14.8%
Consumer - Stable                                            13.4%
Consumer - Cyclical                                          10.0%
Short-Term Investments                                       10.0%
Utilities                                                     8.2%
Energy                                                        7.6%
Technology                                                    7.1%
Basic Materials                                               6.5%
Transportation                                                1.8%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Multi Cap Value peer group consisting of 198, 201 and 80 underlying annuity funds.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                            MID-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------


COMMON STOCK -- 94.1%
--------------------------------------------------------------------------------

BASIC MATERIALS -- 6.8%

Arch Coal Inc.                        19,141 $      434,692
Bowater Inc.                          74,788      4,066,224
Cabot Corp.                           65,264      1,869,814(h)
Lubrizol Corp.                        24,527        821,655
Plum Creek Timber Co. Inc.
   (REIT)                             38,756      1,189,809
Praxair Inc.                          39,919      2,274,185
Rohm & Haas Co.                       46,798      1,894,851
Sealed Air Corp.                      41,879      1,686,467(a,l)
                                                 14,237,697

CAPITAL GOODS -- 15.5%

Dover Corp.                           83,197      2,911,895
Integrated Defense
   Technologies Inc.                  38,756      1,140,589(a,l)
ITT Industries Inc.                   38,756      2,736,174
Jacobs Engineering Group Inc.         79,837      2,776,731(a)
Martin Marietta Materials Inc.        49,336      1,924,104
Mettler Toledo
   International Inc.                 81,637      3,009,956(a)
Molex Inc. (Class A)                 184,216      5,053,045(h)
Precision Castparts Corp.             10,346        341,418
Republic Services Inc. (Class A)     212,414      4,050,735(a)
Textron Inc.                          74,097      3,475,149
Thermo Electron Corp.                172,893      2,852,735(a)
United Defense Industries Inc.        77,137      1,774,151(a)
Veridian Corp.                        20,201        458,563(a)
                                                 32,505,245

CONSUMER - CYCLICAL -- 10.5%

Delphi Corp.                          96,890      1,278,948
Federated Department Stores          128,695      5,109,192(a)
Hispanic Broadcasting Corp.           32,025        835,853(a)
Interpublic Group Cos Inc.           119,717      2,964,193
Kroger Co.                           179,673      3,575,493(a,h)
Neiman-Marcus Group Inc.
   (Class A)                          53,503      1,856,554(a)
Spherion Corp.                        97,496      1,160,202(a)
Viad Corp.                           199,593      5,189,418
                                                 21,969,853

CONSUMER - STABLE -- 14.0%

Amerisource Bergen Corp.              66,391      5,045,716
Caremark Rx Inc.                     256,512      4,232,448(a,l)
Energizer Holdings Inc.               74,170      2,033,741(a)
Manor Care Inc.                      135,858      3,124,734(a)
Millennium Pharmaceuticals Inc.       45,348        550,978(a)

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
RJ Reynolds Tobacco
   Holdings Inc.                      56,778  $   3,051,818
Tenet Healthcare Corp.                66,711      4,773,172(a,h)
Tyson Foods Inc. (Class A)           309,583      4,801,632
Varian Medical Systems Inc.           14,299        579,824(a)
Watson Pharmaceuticals Inc.           44,198      1,116,883(a)
                                                 29,310,946

ENERGY -- 8.0%

Devon Energy Corp.                    79,837      3,934,367
ENSCO International Inc.              82,550      2,250,313
Nabors Industries Ltd.                38,756      1,368,087(a)
Ocean Energy Inc.                     20,493        444,083
Phillips Petroleum Co.                70,247      4,136,143
Premcor Inc.                           8,168        210,081(a)
Valero Energy Corp.                   58,134      2,175,374
Weatherford International Ltd.        52,708      2,276,986(a)
                                                 16,795,434

FINANCIAL -- 21.5%

AG Edwards Inc.                       42,632      1,657,106
Bank of New York Co. Inc.             69,877      2,358,349
Banknorth Group Inc.                 175,836      4,575,253
Equity Residential                    39,954      1,148,678
Everest Re Group Ltd.                 38,756      2,168,398
GATX Corp.                            10,077        303,318(l)
Golden State Bancorp Inc.            113,251      4,105,349
Hartford Financial Services
   Group Inc.                         81,896      4,870,355
M&T Bank Corp.                        38,756      3,323,715
National Commerce
   Financial Corp.                    74,017      1,946,647
Nationwide Financial Services
   (Class A)                          95,819      3,784,851
Old Republic International Corp.     140,242      4,417,623
Torchmark Corp.                       94,896      3,625,027
Waddell & Reed Financial Inc.
   (Class A)                         119,756      2,744,808
Zions Bancorporation                  79,837      4,159,508
                                                 45,188,985

TECHNOLOGY -- 7.4%

Advanced Fibre Communication          96,890      1,602,561(a)
Arrow Electronics Inc.                64,627      1,341,010(a)
Atmel Corp.                          239,512      1,499,345(a)
Cadence Design Systems Inc.           57,165        921,500(a,l)
Computer Sciences Corp.               56,805      2,715,279(a)
Intersil Corp. (Class A)              18,980        405,792(a)
Sanmina-SCI Corp.                    101,881        642,871(a)
Storage Technology Corp.              55,776        890,743(a)
3Com Corp.                           154,249        678,696(a)
Triquint Semiconductor Inc.           59,878        383,818(a)
Unisys Corp.                         319,543      2,875,887(a)
Vishay Intertechnology Inc.           69,980      1,539,560(a)
                                                 15,497,062


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       MID-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

TRANSPORTATION -- 1.9%

Burlington Northern
   Santa Fe Corp.                    129,833  $   3,894,990

UTILITIES -- 8.5%

Allete Inc.                           75,338      2,041,660
EL Paso Corp.                         79,985      1,648,491
Entergy Corp.                         38,756      1,644,805
FirstEnergy Corp.                     38,756      1,293,675
OGE Energy Corp.                     199,593      4,562,696
Potomac Electric Power                30,606        657,417
Public Service Enterprise
   Group Inc.                          8,081        349,907
SCANA Corp.                           46,650      1,440,086
TECO Energy Inc.                     103,866      2,570,684(l)
Telephone & Data Systems Inc.         27,982      1,694,305
                                                 17,903,726

TOTAL INVESTMENTS IN SECURITIES
   (COST $197,109,337)                          197,303,938



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 10.5%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    15,682,757     15,682,757(n)
State Street Navigator Securities
   Lending Prime Portfolio         6,323,284      6,323,284(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $22,006,041)                            22,006,041


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (4.6)%                                    (9,688,969)
                                               ------------


NET ASSETS-- 100%                              $209,621,010
                                               ============

--------------------------------------------------------------------------------
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

The Mid-Cap Value Equity Fund had the following long futures contracts open at June 30, 2002:

                                 Number      Current
                   Expiration      of        Notional   Unrealized
Description           Date      Contracts     Value     Appreciation
--------------------------------------------------------------------------------
S&P MidCap 400    September 2002    2       $487,750      $12,586


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE SMALL CAP VALUE FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002?

A. For the six months ended June 30, 2002, the Small Cap Value Fund rose 0.08, while its benchmark, the Russell 2000 Index, lost 4.68%. The average return for the 218 Funds in our Lipper Small Cap Value peer group was 1.15%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2002?

A. The Fund benefited from strong relative returns in its holdings in the technology, health care and consumer discretionary areas. Even in a challenging market environment, our stock selection proved effective in helping us to achieve a positive return.

Q.  WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE?

A. The economy is continuing to improve but at a rate considerably slower than previously expected. The current environment seems to point to a recovery that may be measured in years rather than quarters. Investor confidence in ethical corporate governance is, due to creative accounting practices used by a few firms. We believe that in the longer run, the marketplace will benefit from this cleansing.

    Throughout the period, we continued to emphasize investments in more defensive, demand-insensitive companies with earnings visibility and the ability to produce strong cash flow. We feel the recovery is under way but may require more time before we see strong leadership emerge among the market sectors.

Q.  DID THE WEIGHTINGS OF THE FUND CHANGE? WHY?

A. The most significant reduction in sector allocation occurred in the Autos & Transportation sector. We reduced the exposure to airline stocks due to continued market pressure. We believe that airline stocks are extremely undervalued, but now see no near-term catalyst for improvement. We increased the allocation to Producer Durables and Materials & Processing sectors as we found attractive valuations in these groups.

Q. WHICH STOCKS AND SECTORS HAVE PERFORMED WELL AND WHICH DETRACTED FROM PERFORMANCE?

A. We enjoyed particularly strong performance from the health care and consumer discretionary sectors. The top contributor for the month was Big Lots, a retailer specializing in closeouts and toys (+89%). Other strong performers included Chelsea Property Group (+36%), Volt Information (+43%), Prosperity Bancshares (+37%) and Beckman Coulter (+12%). Our focus continues to be on companies with attractive valuation parameters that are more insulated from the current economic weakness. The Fund's performance was hampered by lower relative returns in the Consumer Staples sector. A lower relative allocation to Financial Services also hindered results. Our focus continues to be on companies with attractive valuation parameters that are more insulated from the current economic weakness.

Q.  WHICH INVESTMENTS STAND OUT?

A. Big Lots is a value retailer specializing in closeouts and toys. Big Lots' stock price rose over 40% during the quarter and was the largest contributor to return. The company's management has effectively repositioned the company and improved inventory turn-over and sales per ticket. We believe that well managed, value retailers will continue to benefit from the resiliency in consumer spending. Smithfield Foods stock price declined by 15.8% for the first half of the year due to the boycott of US poultry by Russia and a decline in the commodity price of hogs. We believe that these are events are short-lived and may provide an opportunity for Smithfield to expand.

Q.  WHAT IS THE OUTLOOK FOR THE FUND?

A. We believe strongly that stock selection will be paramount through the current regrouping phase in the market. We continue to focus on earnings visibility, a company's ability to fund its growth from continuing operations, and a catalyst for improved growth opportunities.

                                                     SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                  Small-Cap Value Equity Fund             Russell 2000
4/28/00                      10,000                           10,000
06/00                         9,890                           10,241
09/00                        10,300                           10,362
12/00                        11,326                            9,650
03/01                        10,663                            9,021
06/01                        12,029                           10,312
09/01                        10,934                            8,171
12/01                        12,455                            9,896
03/02                        12,797                           10,295
06/02                        12,466                            9,433


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                                  Six         One        Since
                                 Months      Year      Inception
--------------------------------------------------------------------------------
Small-Cap Value Equity Fund       0.08%       3.63%      10.66%
--------------------------------------------------------------------------------
Russell 2000                     -4.68%      -8.53%      -2.66%
--------------------------------------------------------------------------------
Lipper peer group average*        1.15%       1.86%         N/A
--------------------------------------------------------------------------------
Inception date                  4/28/00
--------------------------------------------------------------------------------


    Small-Cap Value Equity Fund (ending value  $12,466)
    Russell 2000 (ending value $9,433)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of small-cap companies that the portfolio managers believe are undervalued by the market but have solid growth prospects.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Pricesmart Inc.                                      2.37%
--------------------------------------------------------------------------------
  Cooper Cos Inc.                                      2.26%
--------------------------------------------------------------------------------
  Gibraltar Steel Corp.                                1.86%
--------------------------------------------------------------------------------
  Genesee & Wyoming Inc. (Class A)                     1.86%
--------------------------------------------------------------------------------
  Daisytek International Corp.                         1.77%
--------------------------------------------------------------------------------
  Prosperity Bancshares Inc.                           1.69%
--------------------------------------------------------------------------------
  Terex Corp.                                          1.68%
--------------------------------------------------------------------------------
  Jack in the Box Inc.                                 1.64%
--------------------------------------------------------------------------------
  iStar Financial Inc.                                 1.59%
--------------------------------------------------------------------------------
  EMCOR Group Inc.                                     1.52%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $64,495 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Short Term                                                   27.7%
Consumer-Discretionary                                       20.3%
Financial Services                                            9.7%
Healthcare                                                    8.8%
Technology                                                    7.7%
Materials & Processing                                        6.3%
Auto & Transportation                                         5.2%
Producer Durables                                             4.4%
REITs                                                         3.4%
Consumer-Stable                                               2.6%
Energy                                                        2.1%
Broadcast/Cable                                               1.0%
Utilities                                                     0.8%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Small Cap Value peer group consisting of 218 and 209 annuity funds.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                           SMALL-CAP VALUE EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Common Stock -- 92.3%
--------------------------------------------------------------------------------

AUTO & TRANSPORTATION -- 6.8%

AAR Corp.                              1,800  $      18,360(l)
Cooper Tire & Rubber Co.              33,000        678,150
Genesee & Wyoming Inc.
   (Class A)                          53,100      1,197,936(a)
JB Hunt Transport Services Inc.       25,200        743,904(a,l)
Knight Transportation Inc.            32,350        750,197(a)
                                                  3,388,547

BROADCAST/CABLE -- 1.9%

Emmis Communications Corp.
   (Class A)                          15,500        328,445(a)
Regent Communications Inc.            89,700        633,192(a)
                                                    961,637

CONSUMER - DISCRETIONARY -- 25.5%

Advanced Marketing Services           15,300        279,990
Big Lots Inc.                         26,900        529,392
Blyth Inc.                            14,900        465,178(l)
Boyds Collection Ltd.                 64,400        405,076(a,l)
Buckle Inc.                           18,400        453,560(a)
Charming Shoppes                      62,200        537,408(a,l)
Daisytek International Corp.          67,200      1,139,712(a,l)
Fairmont Hotels & Resorts Inc.        18,000        464,040(l)
Insurance Auto Auctions Inc.           7,200        140,400(a)
Intertan Inc.                         78,900        879,735(a)
Iron Mountain Inc.                    31,750        979,488(a,l)
Jack in the Box Inc.                  33,200      1,055,760(a)
Journal Register Co.                  34,900        701,490(a)
Moore Corp. Ltd.                      41,200        472,976(a)
Pricesmart Inc.                       39,600      1,526,580(a)
Ryan's Family STK Houses Inc.         41,550        548,876(a)
School Specialty Inc.                 27,700        735,712(a,l)
Tommy Hilfiger Corp.                  43,600        624,352(a,l)
Volt Information Sciences Inc.        32,800        803,272(a,l)
                                                 12,742,997

CONSUMER - STABLE -- 3.4%

Flowers Foods Inc.                    30,300        783,255(a)
Smithfield Foods Inc.                 49,300        914,515(a)
                                                  1,697,770(l)

ENERGY -- 2.7%

CARBO Ceramics Inc.                    6,400        236,480
Patterson-UTI Energy Inc.             15,300        431,919(a,l)
Remington Oil & Gas Corp.             23,200        462,144(a)
St Mary Land & Exploration Co.        10,200        245,412
                                                  1,375,955(l)


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 12.4%

American Medical Security
   Group Inc.                         26,200 $      627,490(a)
First American Corp.                  11,700        269,100
iStar Financial Inc.                  35,900      1,023,150
Kronos Inc.                           18,550        565,571(a)
Landamerica Financial
   Group Inc.                          8,000        252,000
Presidential Life Corp.                9,200        186,484
Prosperity Bancshares Inc.            58,800      1,087,800(l)
Provident Financial Group Inc.         8,100        234,981
Providian Financial Corp.             77,100        453,348
Sterling Bancshares Inc.              34,100        503,657
WFS Financial Inc.                    17,600        482,416(a)
Federal Realty Invs Trust             18,100        501,551
                                                  6,187,548

HEALTHCARE -- 10.5%

Beckman Coulter Inc.                  15,200        758,480
Centene Corp.                         24,200        749,716(a)
Cooper Cos Inc.                       30,900      1,455,390(l)
Immucor Inc.                          25,700        603,179(a)
Kensey Nash Corp.                     22,800        369,360(a,l)
PSS World Medical Inc.               112,500        911,250(a)
Taro Pharmaceuticals Industries       16,500        404,580(a,l)
                                                  5,251,955

MATERIALS & PROCESSING -- 8.1%

Armor Holdings Inc.                   13,800        351,900(a,l)
EMCOR Group Inc.                      16,700        980,290(a)
Gibraltar Steel Corp.                 54,100      1,200,479
Lennox International Inc.             32,100        577,479(l)
Lubrizol Corp.                        27,700        927,950
                                                  4,038,098

PRODUCER DURABLES -- 5.7%

Baldor Electric Co.                   10,000        252,000
JLG Industries Inc.                   43,600        611,708
Manitowoc Co.                         12,400        440,076(l)
Terex Corp.                           48,300      1,086,267(a,l)
Walter Industries Inc.                35,000        467,250
                                                  2,857,301

REAL ESTATE INVESTMENT TRUST -- 4.4%

CarrAmerica Realty Corp.              22,800        703,380
Chelsea Property Group Inc.           23,000        769,350
Getty Realty Corp.                    29,500        597,375(l)
Sizeler Property Investors Inc.       11,200        122,304
                                                  2,192,409

TECHNOLOGY -- 9.9%

Aeroflex Inc.                         16,900        117,455(a)
DRS Technologies Inc.                 16,600        709,650(a)


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     SMALL-CAP VALUE EQUITY FUND
                              SCHEDULE OF INVESTMENTS  June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
EDO Corp.                             32,900   $    937,650(l)
GenCorp. Inc.                         40,300        576,290(l)
Inforte Corp.                         30,300        300,576(a)
Intergraph Corp.                      25,600        446,469(a,l)
Richardson Electronics Ltd.           22,000        236,060(l)
Tier Technologies Inc. (Class B)      42,100        750,222(a)
Titan Corp.                           27,300        499,317(a,l)
Zomax Inc.                           104,100        405,990(a)
                                                  4,979,679

UTILITIES -- 1.0%

Black Hills Corp.                     14,300        494,923(l)

TOTAL COMMON STOCK
   (COST $44,493,423)                            46,168,819


--------------------------------------------------------------------------------
PREFERRED STOCK -- 0.9%
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 0.1%

Provident Financial Group Inc.         1,700         47,140(a)

HEALTHCARE -- 0.8%

Owens & Minor Inc. (Series A)          8,100        421,200

TOTAL PREFERRED STOCK
   (COST $468,634)                                  468,340


TOTAL INVESTMENTS IN SECURITIES
   (COST $44,962,057)                            46,637,159


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 35.7%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund     3,523,781      3,523,781(n)
State Street Navigator Securities
   Lending Prime Portfolio        14,334,196     14,334,196(m)

TOTAL SHORT-TERM INVESTMENTS
   (COST $17,857,977)                            17,857,977


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (28.9)%                                  (14,456,134)
                                                -----------

NET ASSETS-- 100%                               $50,039,002
                                                ===========


-------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INTERNATIONAL EQUITY FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30, 2002?

A. The International Equity Fund declined 3.99% in the six-month period. The Fund slightly lagged its comparative benchmark, the MSCI EAFE index which declined 1.62% and our Lipper peer group of 1291 Intermediate Investment Grade Debt annuity funds, which had a decline of 2.89%.

Q. WHAT MARKET FACTORS AFFECTED THE FUND'S PERFORMANCE FOR THE PERIOD ENDED JUNE 30, 2002?

A. World equity markets were generally down. European markets, in local currency terms, declined more than 13%. Among major markets, France fell 14%, the United Kingdom lost 10%, and Germany declined 15%. Their net performances was boosted by the Euro's 11% rise against the US dollar. Asian markets performed better. Japan lost just 1% and the rest of the Asian markets as a group declined 4%, in local currency terms. Once again, the US dollar was weak, falling by 9.3% against the yen. Emerging markets fared better, rising 2.1% during the period. Globally, the worst performing sectors continued to be the technology, media, and telecommunication sectors. The best performing sectors were basic materials, autos, and household & personal products.

Q.  WHY DID THE FUND UNDERPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2002?

A. The main drivers of the Fund's underperformance during the first half of 2002 were stocks in the consumer staples and financial sectors. The segments of the market that returned positive numbers were commodities (including energy) and IT. Returns from Continental Europe and Emerging Markets holdings were positive where as UK and Asia including Japan produced negative returns. Specific stocks that hurt the Fund from a comparative basis included Vivendi Universal, Vodafone, Telefonica, Elan and Aviva PLC. The stocks that contributed most to the Fund's performance were Bae Systems, Totalfinaelf, BNP Paribas, ENI and Intesasbci.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE REPORTING PERIOD AND WHY?

A. Activity was light during the quarter. Stocks sold completely included Giordano Intl Ltd (Hong Kong - specialty retail), Safeway (UK - retail), Saipem (Italy - energy), ASML (Netherlands - technology), Bayer Hypo Vereins Bank (Germany - bank) and Elan (Ireland - pharmaceuticals). New positions added to the portfolio included Sega (Japan - electronics), Goldfields (South Africa - gold mining), Compass Group (UK - corporate outsourcing) and National Grid GRP (UK - utilities).

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. In the current environment of low confidence in corporate management and a weak economic outlook, markets are likely to remain volatile. However, valuations in general and in emerging markets and Europe in particular are now very low, similar to levels prior to the market's "bubble" period (when stocks reached extremely high valuations). We believe that these low valuations will create a floor for many markets. We continue to seek stocks with seasoned management, strong balance sheets, good earnings streams and under-valued share prices which should provide long-term return potential for the Fund.

                                                       INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

line Chart Omitted -- Plot Points; as follows:]

                   International Equity Fund              MSCI EAFE
5/1/95                       10,000                         10,000
12/95                        10,670                         10,522
12/96                        11,728                         11,158
12/97                        12,921                         11,356
12/98                        15,175                         13,626
12/99                        19,778                         17,300
12/00                        17,263                         14,849
12/01                        13,662                         11,640
06/02                        13,117                         12,571


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------


                              Six       One       Five      Since
                             Months     Year      Year    Inception
--------------------------------------------------------------------------------

International Equity Fund     -3.99%   -13.31%    -0.99%    3.86%
--------------------------------------------------------------------------------
MSCI EAFE                     -1.62%    -9.42%    -1.59%    3.24%
--------------------------------------------------------------------------------
Lipper peer group average*    -2.89%   -12.12%    -1.49%     N/A
--------------------------------------------------------------------------------
Inception date                 5/1/95
--------------------------------------------------------------------------------


    International Equity Fund (ending value $13,117)
    MSCI EAFE (ending value $12,571)

INVESTMENT PROFILE

A fund designed for investors who seek long-term growth of capital by investing primarily in equity securities of companies located in developed and developing countries other than the United States.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  BAE Systems PLC.                                     2.41%
--------------------------------------------------------------------------------
  TotalFinaElf S.A.                                    2.15%
--------------------------------------------------------------------------------
  ING Groep N.V.                                       1.91%
--------------------------------------------------------------------------------
  Carrefour S.A.                                       1.86%
--------------------------------------------------------------------------------
  Taiwan Semiconductor Manufacturing Co. Ltd.          1.82%
--------------------------------------------------------------------------------
  BNP Paribas                                          1.67%
--------------------------------------------------------------------------------
  Lagardere S.C.A. Regd.                               1.61%
--------------------------------------------------------------------------------
  BHP Billiton PLC.                                    1.55%
--------------------------------------------------------------------------------
  ENI-Ente Nazionale Idrocarburi S.p.A                 1.52%
--------------------------------------------------------------------------------
  Brambles Industries Ltd.                             1.49%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $49,860 (in thousands)


[Pie Chart Omitted -- Plot Points as follows:]

Europe                                                       54.9%
Short Term                                                   22.1%
Japan                                                        11.2%
Other Regions                                                 9.2%
Pacific Rim                                                   2.6%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the International peer group consisting of 1291, 1301 and 649 underlying annuity funds, respectively.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                            INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

COMMON STOCK -- 86.2%
--------------------------------------------------------------------------------

AUSTRALIA -- 1.7%

Brambles Industries Ltd.             139,639   $    742,208(a)

BRAZIL -- 1.4%

Empresa Brasileira de Aeronautica
   S.A. ADR                           16,185        346,359
Petroleo Brasileiro S.A. -
   Petrobras ADR                      11,850        223,491
Petroleo Brasileiro S.A. -
   Petrobras ADR                       1,868         32,503
Uniao de Bancos Brasileiros
   S.A. GDR                              114          1,881
                                                    604,234

CANADA -- 3.0%

Bombardier Inc. (Class B)             20,698        171,722(a)
Manulife Financial Corp.              14,915        428,682
Petro-Canada                          25,405        715,127
                                                  1,315,531

CHINA -- 0.8%

China Petroleum &
   Chemical Corp.                  1,986,000        353,927(a)

FINLAND -- 2.2%

Sampo Oyj (Series A)                  56,557        440,433
Stora Enso Oyj                        37,235        520,836(a)
                                                    961,269

FRANCE -- 15.1%

Accor S.A.                            11,110        449,786(a)
Aventis S.A.                          10,136        716,895(a)
AXA                                   26,223        478,730
BNP Paribas                           15,066        831,673(a)
Carrefour S.A.                        17,187        928,426(a)
Lagardere S.C.A. Regd.                18,548        801,557
Michelin (C.G.D.E.) Regd.             12,649        511,593(a)
Suez S.A.                             16,191        430,928(a)
TotalFinaElf S.A.                      6,603      1,070,064(a)
Vivendi Universal S.A.                21,858        471,438(a)
                                                  6,691,090

GERMANY -- 7.4%

Allianz AG Regd.                         386   $     77,793(a)
Altana AG                              4,406        238,616(a)
Bayerische Motoren Werke
   (BMW) AG                           13,013        527,341(a)
Deutsche Bank AG Regd.                 9,202        638,589
E.ON AG                                7,641        442,512(a)
Fresenius Medical Care AG              1,807         80,602(a)
MG Technologies AG                    20,023        179,218(a)
Muenchener
   Rueckversicherungs AG                  24          5,607(a)
Muenchener Rueckversicherungs
   AG Regd.                            2,951        698,148
Schering AG                            6,416        403,381(a)
                                                  3,291,807

HONG KONG -- 1.1%

Cheung Kong Holdings Ltd.             38,472        320,610(a)
Johnson Electric Holdings            155,200        183,062
                                                    503,672

IRELAND -- 2.2%

Bank of Ireland                       25,576        317,918(a)
CRH PLC                               36,628        595,750(a)
Smurfit Jefferson Group               22,897         69,820(a)
                                                    983,488

ISRAEL -- 0.9%

Teva Pharmaceutical
   Industries Ltd. ADR                 5,611        374,703

ITALY -- 4.6%

ENI-Ente Nazionale
   Idrocarburi S.p.A                  47,769        758,122(a)
IntesaBci S.p.A                      208,356        634,646(a)
Riunione Adriatica di
   Sicurta S.p.A                      49,261        659,917(a)
                                                  2,052,685

JAPAN -- 12.7%

Aiful Corp.                            4,700        308,197
Canon Inc.                            15,000        566,888
Fujitsu Ltd.                          22,000        153,439
Honda Motor Co. Ltd.                  15,800        640,621
Komatsu Ltd.                         103,000        368,640(a)
Minebea Co. Ltd.                      64,000        375,890(a)
Murata Manufacturing Co. Ltd.          5,300        340,466(a)
Nissan Motor Co. Ltd.                 47,000        325,450(a)
Sankyo Co. Ltd.                        6,000         81,592


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND

                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

Sanyo Electric Co. Ltd.               32,000   $    139,624
Sega Corp.                             9,700        233,062(a)
Sharp Corp.                           32,000        406,324
Shin-Etsu Chemical Co. Ltd.           10,600        455,429(a)
Sony Corp.                             8,400        443,599(a)
Terumo Corp.                          14,700        196,466(a)
Toshiba Corp.                        138,000        561,832(a)
                                                  5,597,519

MEXICO -- 0.5%

Grupo Televisa S.A. ADR                6,373        238,223(a)

NETHERLANDS -- 4.8%

Koninklijke Ahold N.V.                20,915        439,141(a)
IHC Caland N.V.                        4,538        270,860(a)
ING Groep N.V.                        37,222        953,981(a)
Koninklijke Philips Electronics N.V.  16,886        470,565(a)
                                                  2,134,547

NORWAY -- 0.6%

Statoil ASA                           27,370        243,764(a)

POLAND -- 0.2%

Telekomunikacja Polska S.A.
   GDR (Series A)                     34,046         91,924(a,b)

PORTUGAL -- 0.7%

Banco Comercial Portugues
   S.A. Regd.                         87,588        303,053

SINGAPORE -- 0.1%

Datacraft Asia Ltd.                   42,160         50,592(a)

SOUTH KOREA -- 2.6%

Kookmin Bank ADR                       5,151        253,172
KT Corp. ADR                           6,429        139,188
POSCO ADR                             14,174        386,525
Samsung Electronics GDR                2,629        360,962
                                                  1,139,847

SOUTH AFRICA -- 0.2%

Gold Fields Ltd.                       8,874        104,229(a)

SPAIN -- 2.5%

Acciona S.A.                           2,725        118,702(a)
Banco Santander Central
   Hispano S.A. Regd.                 51,942        411,663(a)


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Telefonica S.A.                       68,224   $    571,640(a)
Telefonica S.A. ADR                      774         19,234(a)
                                                  1,121,239

SWEDEN -- 3.0%

Assa Abloy AB (Series B)              21,658        304,453(a)
Autoliv Inc. SDR                      16,053        390,334
Nordea AB FDR                         63,284        343,102(a)
Skandinaviska Enskilda Banken
   SEB (Series A)                     27,110        283,981
                                                  1,321,870

SWITZERLAND -- 2.2%

Credit Suisse Group Regd.             18,082        572,829(a)
Syngenta AG                            3,953        237,074
Xstrata PLC                           13,286        172,079(a)
                                                    981,982

TAIWAN -- 2.1%

Taiwan Semiconductor
   Manufacturing Co. Ltd.            445,635        907,009(a)

UNITED KINGDOM -- 13.6%

Amersham PLC                          16,217        143,407
Aviva PLC                             84,311        678,074(a)
BAE Systems PLC                      235,006      1,200,312(a)
BHP Billiton PLC                     141,927        773,591(a)
Compass Group PLC                     48,997        297,319
Friends Provident PLC                109,835        242,398(a)
International Power PLC               66,280        169,771(a)
Invensys PLC                         149,790        203,256(a)
National Grid Group PLC               62,095        441,177
Prudential PLC                        20,398        186,599(a)
Reed Elsevier PLC                     16,663        158,402(a)
Royal & Sun Alliance
   Insurance Group                    62,098        228,173(a)
Smiths Group PLC                      13,232        171,884(a)
Tesco PLC                            126,097        458,526(a)
Vodafone Group PLC                   481,298        660,425(a)
                                                  6,013,314

TOTAL COMMON STOCK
   (COST $43,267,926 )                           38,123,726



-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                       INTERNATIONAL EQUITY FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 1.6%
--------------------------------------------------------------------------------

GERMANY -- 1.6%

Fresenius Medical Care AG              1,944 $       65,518(a)
Henkel KGaA                            4,872        339,542
Porsche AG                               666        316,766(a)
                                                    721,826

TOTAL PREFERRED STOCK
   (COST $621,971)                                  721,826


TOTAL INVESTMENTS IN SECURITIES
   (COST $43,889,897)                            38,845,552



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 24.9%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $11,014,788)             11,014,788     11,014,788(n)


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (12.7)%                                   (5,613,355)
                                                -----------

NET ASSETS-- 100%                               $44,246,985
                                                ===========

--------------------------------------------------------------------------------
Other Information (unaudited)
--------------------------------------------------------------------------------

The International Equity Fund was invested in the following sectors at June 30, 2002:

SECTOR                     PERCENTAGE (BASED ON MARKET VALUE)
--------------------------------------------------------------------------------

Financials                             20.66%
Consumer Discretionary                 13.68%
Industrials                             8.94%
Materials                               7.01%
Energy                                  6.81%
Information Technology                  5.90%
Healthcare                              4.62%
Consumer Staples                        4.34%
Utilities                               2.98%
Telecommunication Services              2.97%
Short Term                             22.09%
                                      -------
                                      100.00%
                                      -------


-------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INCOME FUND PERFORM VERSUS ITS BENCHMARK AND PEERS FOR THE SIX MONTHS ENDING JUNE 30, 2002?

A. The Income Fund posted a total return of 3.92% for the six months ending June 30, 2001. By comparison, the benchmark Lehman Brothers Aggregate Bond Index returned 3.79% and the Lipper Peer group of 178 Intermediate Investment Grade Debt annuity funds earned 2.24%.

Q.  WHY DID THE FUND OUTPERFORM ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30,
    2002?

A. Relative performance benefited from both sector allocation and security selection. We benefited by holding reduced positions in the struggling corporate and residential mortgage-backed sectors, while putting greater emphasis on government agency and commercial mortgage-backed issues, which enjoyed solid results. This was supplemented by good security selection in both the corporate and mortgage-backed sectors. Our underweight position in the telecommunications sector, and timely sales of holdings in Worldcom, Tyco and Qwest, boosted portfolio performance.

Q.  WHAT FACTORS AFFECTED THE FIXED INCOME MARKETS IN THE FIRST SIX MONTHS OF
    2002?

A. Buoyed by strengthening economic data and positive comments from Federal Reserve Chairman Alan Greenspan, bond investors pushed interest rates higher in the first quarter of 2002, expecting a shift to tighter monetary policy. While the U.S. economy experienced solid growth in the first quarter, market expectations for economic growth and monetary policy changed dramatically, though, in the second quarter. Heightened fears of renewed terrorism, slumping equity prices, headline corporate accounting scandals and sluggish employment growth all weighed heavily on consumer confidence. By the end of June, the outlook for a robust recovery grew dimmer leading investors to look for only hikes in short-term interest rates by year end, with the Federal Reserve not likely to move until November. That led to a decline or stabilization on intermediate- and long-term interest rates.

    On an absolute basis, commercial mortgage-backed securities were the best performers, returning 6.34%. Investment grade corporate credit was the worst performing sector during the period, returning 2.63%. The Overall sector performance was dragged down by a handful of large capitalization issuers, namely, Worldcom, AT&T, Sprint, Qwest and AT&T wireless after announcements of faulty accounting practices and earnings restatements. Poor performance of non-telecom issuers such as AOL/Time Warner and Tyco also took a toll.

Q.  WHAT IS YOUR OUTLOOK FOR THE MARKET GOING FORWARD?

A. After enjoying a strong first quarter, the U.S. economic recovery is now struggling to keep its legs. Although there are a number of positive factors helping to push the recovery forward, there are definite negative forces working against it. On the positive side, fiscal stimulus from a defense buildup and deficit spending should have a positive effect on growth. A weaker US dollar should help export growth. Lastly, the accommodative monetary policy followed by the Federal Reserve last year should keep corporate and household borrowing costs low, supporting further spending. On the negative side, business investment still remains sluggish at best. Geopolitical risks, corporate accounting fraud and a falling equity market have shaken investor confidence. We expect the economy will continue to recover, albeit mildly. We look for interest rates to rise by year end, but slowly.

    We still favor an overweight position in commercial mortgage-backed securities as well. We believe a high quality portfolio should continue to perform well in the current environment.

                                                                     INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                          Income Fund                 LB Aggregate
1/3/95                       10,000                       10,000
12/95                        11,683                       11,847
12/96                        12,024                       12,278
12/97                        13,106                       13,463
12/98                        14,148                       14,632
12/99                        13,946                       14,512
12/00                        15,444                       16,199
12/01                        16,591                       17,567
06/02                        17,240                       18,233


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------


                                Six      One     Five      Since
                              Months    Year     Year    Inception
--------------------------------------------------------------------------------
Income Fund                   3.92%     7.86%   6.85%     7.54%
--------------------------------------------------------------------------------
LB Aggregate                  3.79%     8.63%   7.57%     8.34%
--------------------------------------------------------------------------------
Lipper peer group average*    2.24%     6.44%   5.90%      N/A
--------------------------------------------------------------------------------
Inception date                1/3/95
--------------------------------------------------------------------------------

    Income Fund (ending value $17,240)
    LB Aggregate (ending value $18,233)

INVESTMENT PROFILE

A fund designed for investors who seek maximum income consistent with prudent investment management and the preservation of capital by investing primarily in a variety of investment grade debt securities.


QUALITY RATINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
MOODY'S /                                   PERCENTAGE OF
S&P RATING+                                 MARKET VALUE
--------------------------------------------------------------------------------
Aaa/AAA                                        81.40%
--------------------------------------------------------------------------------
Aa/AA                                           4.76%
--------------------------------------------------------------------------------
A/A                                             5.73%
--------------------------------------------------------------------------------
Baa/BBB                                         6.60%
--------------------------------------------------------------------------------
NR and Other                                    1.51%
--------------------------------------------------------------------------------



PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $167,262 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Short Term & Others                    32.0%
Mortgage Backed                        24.4%
Corporate Notes                        16.2%
U.S. Treasuries                        16.2%
Federal Agencies                       11.2%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Intermediate Investment Grade Debt peer group consisting of 178, 176 and 104 underlying annuity funds, respectively.
+ Moody's Investors Services, Inc. and Standard & Poor's are nationally recognized statistical rating organizations.
   See Notes to Performance.
   Past performance is no guarantee of future results.

                                                                     INCOME FUND

                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   INCOME FUND
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------


BONDS AND NOTES -- 97.7%
--------------------------------------------------------------------------------


U.S. TREASURIES -- 19.1%

U. S. Treasury Bonds
   5.38%    02/15/31            $     70,000$         68,545(h)
   6.88%    08/15/25               3,155,000      3,636,232(h)
   7.25%    05/15/16               3,145,000      3,706,540(h)
   8.13%    08/15/19               3,095,000      3,964,355(h)
   10.38%   11/15/04                 920,000      1,068,240
                                                 12,443,912
U. S. Treasury Notes
   3.50%    11/15/06               2,430,000      2,386,697
   3.63%    03/31/04               3,015,000      3,061,612
   4.38%    05/15/07               3,165,000      3,208,519
   4.88%    02/15/12               1,120,000      1,124,200
   5.00%    02/15/11 -  08/15/11   1,788,000      1,813,851(h)
   5.88%    11/15/04               2,820,000      2,997,124
   6.75%    05/15/05                  45,000         49,113(h)
                                                 14,641,116

TOTAL U.S. TREASURIES
   (COST $26,916,845)                            27,085,028


FEDERAL AGENCIES -- 13.2%

Federal Farm Credit Bank
   9.15%    02/14/05                 100,000        114,078(h)
Federal Home Loan Mortgage Assoc.
   4.50%    04/15/03               1,015,000      1,029,723
Federal Home Loan Mortgage Corp.
   4.25%    06/15/05                 180,000        183,650
   5.00%    05/15/04                 670,000        695,433(h)
   5.25%    01/15/06               1,630,000      1,699,503
   6.00%    06/15/11                 540,000        565,304
   8.25%    06/01/26                  60,000         73,057(h)
                                                  3,216,947
Federal National Mortgage Assoc.
   3.63%    04/15/04               3,210,000      3,249,644
   3.88%    03/15/05                 850,000        857,752
   4.00%    11/17/03               1,020,000      1,007,587
   5.00%    01/20/04 - 01/15/07    4,770,000      4,881,509
   5.25%    08/14/03 - 04/15/07    1,415,000      1,456,869
   5.63%    02/28/07                 500,000        502,970
   6.00%    01/18/05               1,015,000      1,025,038
   6.13%    03/15/12                 200,000        211,644(h)
   6.25%    07/19/04                 260,000        268,213
   7.13%    01/15/30                 835,000        935,041(h)
                                                 14,396,267

TOTAL FEDERAL AGENCIES
   (COST $18,378,443)                            18,757,015


--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------

AGENCY MORTGAGE BACKED -- 28.7%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 07/01/29   $  655,664  $     656,686
   6.50%    02/01/29                   6,988          7,145
   6.75%    10/01/08                   4,353          4,440
   7.00%    10/01/16 - 01/01/30      139,090        144,831
   7.50%    11/01/09 - 03/01/32      831,130        873,728
   8.00%    09/01/09 - 11/01/30      322,543        342,590
   8.50%    07/01/10 - 06/01/31      264,924        282,715
   9.00%    02/01/17                  13,606         14,800
                                                  2,326,935
Federal National Mortgage Assoc.
   5.50%    12/01/13 - 01/01/16    1,314,529      1,326,284
   6.00%    01/01/14 - 12/31/99    2,461,029      2,475,631
   6.50%    03/01/15 - 12/01/99   13,150,699     13,407,507
   7.00%    08/01/13 - 12/31/99    9,094,804      9,422,260
   7.50%    07/01/02 - 01/01/32    3,208,402      3,373,815
   8.00%    12/01/12 - 01/01/32      857,806        913,285
   8.12%    08/01/03                  87,588         90,051(i)
   8.50%    10/01/30 - 11/01/31    1,047,725      1,117,909
   9.00%    04/01/16 - 12/01/22      172,257        188,253
                                                 32,314,995
Government National Mortgage Assoc.
   5.38%    04/01/03                  73,997         75,293(i)
   6.50%    02/15/24 - 12/15/99    1,148,320      1,174,657(c)
   6.63%    01/01/03                  29,416         30,364(i)
   7.00%    03/15/12 - 12/31/99    3,611,950      3,755,366(c)
   7.50%    08/15/31                 339,064        357,394
   8.00%    12/15/29 - 06/15/30      222,646        237,075
   8.50%    10/15/17                 133,112        145,341
   9.00%    11/15/16 - 12/15/21      312,033        344,386
                                                  6,119,876

TOTAL AGENCY MORTGAGE BACKED
   (COST $40,218,680)                            40,761,806


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.4%

Federal Home Loan Mortgage Corp.
   5.85%    02/15/08                  22,808         22,881
   6.00%    12/15/08 - 09/15/23      217,000        226,561
   6.50%    02/15/04 - 12/15/19      250,047        251,027
   7.00%    02/15/31                 172,000        180,331
   7.50%    12/15/11                 120,525         23,917(g)
   7.75%    05/15/06                 243,063        257,578
   8.00%    02/01/23 - 07/01/24       62,117         12,850(g)
   8.06%    07/15/02                  64,000         60,423(i)
   14.82%   07/15/02                  74,040         72,866(i)
   16.22%   07/15/02                  78,000         79,617(i)
   17.96%   05/15/24                  46,385         35,644(d,f)
   19.42%   10/15/23                  53,369         41,653(d,f)
                                                  1,265,348
Federal Home Loan Mortgage STRIPS
   6.19%    08/01/27                  16,480         14,320(d,f)
   7.73%    04/01/28                 221,424        181,983(d,f)
                                                    196,303


----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Federal National Mortgage Assoc. STRIPS
   7.39%    05/01/28              $  343,898  $     284,414(d,f)
   7.50%    05/01/23 - 04/01/27    1,197,524        250,847(g)
   8.00%    02/01/23 - 07/01/24      312,566         65,763(g)
   8.50%    07/25/22                   4,543            908
   9.00%    05/25/22                   2,839            592
                                                    602,524
Federal National Mortgage Assoc.
   5.00%    05/25/12                 165,000        168,558
   6.50%    01/25/23 - 10/25/27      641,046        669,249
   7.01%    10/25/29                  85,137         65,795(d,f)
   7.50%    11/25/31 - 07/25/41      616,517        656,783
   12.31%   07/25/02                  60,000         61,069(i)
   14.75%   07/25/02                  30,667         31,561(i)
   14.78%   07/25/02                 355,807        382,752(i)
   17.32%   07/25/02                  38,456         38,456(i)
   20.35%   07/25/02                  33,094         34,454(i)
                                                  2,108,677
Federal National Mortgage Corp.
   16.28%   07/15/02                  75,000         75,750(i)
Federal National Mortgage REMIC
   6.00%    03/25/19                   1,200          1,198
   6.97%    12/25/22                   2,712          2,237(d,f)
   7.00%    09/25/20                   5,648          5,828
   7.50%    02/25/41                 431,643        459,835
   8.00%    05/25/22                      84          1,843(g)
   16.55%   07/25/02                  91,064         88,177(i)
   80.91%   03/25/22                     168          3,320(g)
                                                    562,438

TOTAL AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS
   (COST $4,539,407)                              4,811,040


ASSET BACKED -- 9.0%

Advanta Business Card Master
   Trust (Class A)
   2.01%    07/20/02               1,600,000      1,600,681(i)
Advanta Mortgage Loan Trust
   6.30%    04/25/03                   1,464          1,502
American Airlines Inc. (Class A)
   6.86%    10/15/10                  50,008         52,327
American Express Credit Account
   Master Trust (Class A)
   6.40%    04/15/05                 450,000        453,375
Capital Auto Receivables Asset
   Trust (Class A)
   4.60%    09/15/05                 195,000        199,296
Citibank Credit Card Issuance
   Trust (Class A)
   6.90%    10/15/07                  83,000         90,291
Countrywide Asset-Backed
   Certificates (Class A)
   2.09%    07/25/02                 130,158        129,954(i)
Countrywide Home Equity Loan
   Trust (Class A)
   2.09%    07/15/02               1,080,704      1,077,549(i)


--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Daimler Chrysler Auto
   Trust (Class A)
   3.85%    04/06/06             $   385,000   $    389,662
Discover Card Master
   Trust I (Class A)
   5.30%    11/16/06                 445,000        461,540
First Franklin Mtg Loan
   Asset Backed Certificates
   2.13%    07/25/02                 990,565        990,294(i)
First USA Credit Card Master
   Trust (Class A)
   1.99%    07/19/02               2,000,000      2,004,360(i)
Ford Credit Auto Owner
   Trust (Class A)
   6.62%    07/15/04                 165,000        168,946
Green Tree Financial Corp.
   6.90%    04/15/18                  22,415         23,192
   6.97%    04/01/31                  81,000         83,379
HFC Home Equity Loan
   Asset Backed Certificates (Class A)
   2.14%    07/20/02                 225,000        225,000(i)
   2.21%    07/20/02                 900,536        902,721(i)
Household Private Label
   Credit Card Master Note
   Trust I (Class A)
   1.98%    07/15/02                  55,000         55,140(i)
MBNA Master Credit Card
   Trust USA (Class A)
   2.07%    07/15/02                 184,000        184,093(i)
Mid-State Trust (Class A)
   7.54%    10/01/18                   4,951          5,150
Peco Energy Transition Trust
   (Class A)
   5.80%    03/01/05                 250,000        262,267
Providian Gateway Master Trust
   (Class A)
   2.06%    07/15/02                 550,000        550,067(i)
Pse&g Transition Funding LLC
   (Class A)
   6.61%    06/15/13                 490,000        530,368
Residential Asset Mortgage
   Products Inc. (Class A)
   1.97%    07/25/02                 550,000        550,000(i)
   2.12%    07/25/02               1,500,000      1,500,000(i)
Residential Asset Securities Corp.
   (Class A)
   0.00%    07/25/02                 180,000        180,000(d,i)
Residential Funding Mortgage
   Securities II (Class A)
   1.98%    07/25/02                  91,000         90,950(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                  59,000         63,576

TOTAL ASSET BACKED
   (COST $12,747,285)                            12,825,680



------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------

CORPORATE NOTES -- 19.1%

Abbott Laboratories
   5.13%    07/01/04               $ 500,000  $     517,220
Aetna Inc.
   6.97%    08/15/36                 135,000        144,162
Ahold Finance USA Inc.
   8.25%    07/15/10                 585,000        655,879
AIG SunAmerica Global
   Financing IX
   6.90%    03/15/32                 180,000        187,645(b)
Albertson's Inc.
   7.50%    02/15/11                 550,000        597,141
Allstate Financial Global Funding
   5.25%    02/01/07                 250,000        254,563(b)
Amerada Hess Corp.
   7.88%    10/01/29                 160,000        174,109
Anheuser-Busch Cos Inc.
   6.50%    02/01/43                  95,000         93,923
Appalachian Power Co. (Series E)
   4.80%    06/15/05                 140,000        140,245
AXA
   8.60%    12/15/30                 185,000        211,923
Bank of America Corp.
   7.40%    01/15/11                 240,000        262,445
Bank One Corp.
   6.50%    02/01/06                 145,000        153,942
Barclays Bank PLC
   8.55%    06/15/11                 140,000        161,136(b,i)
BCI US Funding Trust
   8.01%    07/15/08                 100,000        107,337(b,i)
Bear Stearns Cos Inc.
   5.70%    01/15/07                  90,000         91,900
Beckman Coulter Inc.
   7.10%    03/04/03                  40,000         40,734
Bellsouth Capital Funding
   7.88%    02/15/30                 155,000        170,746
Bellsouth Telecommunications
   6.38%    06/01/28                  55,000         50,790
Brascan Corp.
   7.13%    06/15/12                 155,000        154,991
Brascan Ltd.
   7.38%    10/01/02                  30,000         30,233
British Telecommunications PLC
   8.38%    12/15/10                 150,000        161,456
Capital One Bank
   6.88%    02/01/06                 170,000        170,391
Cargill Inc.
   6.38%    06/01/12                 175,000        180,083(b)
Centerior Energy Corp. (Series B)
   7.67%    07/01/04                 200,000        209,676
Citigroup Inc.
   5.70%    02/06/04                 140,000        144,983
   7.25%    10/01/10                 280,000        303,906
Clear Channel Communications Inc.
   7.25%    09/15/03                  90,000         92,356
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                 120,000        125,730
Conagra Foods Inc.
   7.13%    10/01/26                 110,000        118,455


--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Conoco Inc.
   5.90%    04/15/04               $ 580,000  $     603,154
   6.95%    04/15/29                  95,000         97,147
Countrywide Home Loans Inc.
   5.63%    05/15/07                 180,000        183,598
Credit Suisse First Boston USA Inc.
   6.50%    01/15/12                 125,000        126,518
Delhaize America Inc.
   7.38%    04/15/06                 120,000        124,679
   9.00%    04/15/31                 125,000        134,718
Delta Air Lines Inc. (Class A)
   7.57%    11/18/10                 235,000        247,086
Deutsche Telekom International
   Finance BV
   7.75%    06/15/05                  50,000         51,158
   8.25%    06/15/30                 145,000        134,793
Devon Financing Corp. ULC
   7.88%    09/30/31                 240,000        255,931
Dominion Resources Inc. (Series A)
   6.00%    01/31/03                 150,000        152,267
Dominion Resources Inc. (Series B)
   6.25%    06/30/12                 190,000        189,924
Duke Energy Corp.
   5.38%    01/01/09                  80,000         77,752
El Paso Corp.
   7.38%    12/15/12                 430,000        411,063
EOP Operating LP
   7.00%    07/15/11                  90,000         93,011
   7.75%    11/15/07                 135,000        147,309
Equity Residential
   6.63%    03/15/12                 125,000        128,319
European Investment Bank
   4.63%    03/01/07                 340,000        341,750
FedEx Corp.
   7.50%    01/15/18                  86,061         98,770
FleetBoston Financial Corp.
   4.88%    12/01/06                 720,000        716,825
Ford Motor Credit Co.
   7.38%    10/28/09                 205,000        208,098
   7.60%    08/01/05                  60,000         62,904
FPL Group Capital Inc.
   7.38%    06/01/09                 385,000        408,223
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                 150,000        160,127
General Mills Inc.
   5.13%    02/15/07                 215,000        214,857
General Motors Acceptance Corp.
   5.75%    11/10/03                  50,000         51,101
   5.80%    03/12/03                 150,000        151,932
   6.13%    09/15/06 - 01/22/08      195,000        196,844
   7.25%    03/02/11                 100,000        102,276
Georgia Power Co.
   4.88%    07/15/07                 200,000        199,820
Goldman Sachs Group Inc.
   6.60%    01/15/12                 125,000        127,114
Guangdong International Trust
   and Investment Co.
   8.75%    10/24/16                  10,000          1,000(b,j)
HJ Heinz Finance Co.
   6.00%    03/15/12                  85,000         85,330(b)


--------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND

                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Household Finance Corp.
   5.75%    01/30/07               $  40,000   $     39,823
HSBC Capital Funding LP/
   Channel Islands
   9.55%    06/30/10                  65,000         76,461(i)
Hyatt Equities LLC
   6.88%    06/15/07                 115,000        115,496(b)
International Paper Co.
   6.88%    04/15/29                 140,000        138,125
John Hancock Funds
   6.50%    03/01/11                 200,000        208,203
John Hancock Global Funding II
   5.63%    06/27/06                 175,000        179,793
Jones Apparel Group Inc.
   7.88%    06/15/06                  95,000        102,738
Kellogg Co. (Series B)
   5.50%    04/01/03                 255,000        258,555
   7.45%    04/01/31                  90,000         98,730
Keycorp
   4.63%    05/16/05                 310,000        311,668
KFW International Finance
   4.75%    01/24/07                 360,000        364,847
Kraft Foods Inc.
   5.25%    06/01/07                 265,000        268,766
Kroger Co.
   8.00%    09/15/29                 140,000        154,490
Lehman Brothers Holdings Inc.
   6.63%    01/18/12                 170,000        173,604
Lockheed Martin Corp.
   8.50%    12/01/29                 135,000        161,320
Loral Corp.
   8.38%    06/15/24                 135,000        155,828
Marathon Oil Corp.
   6.80%    03/15/32                 185,000        178,780
Masco Corp.
   5.88%    07/15/12                 145,000        142,857
Metropolitan Life Global Funding I
   4.75%    06/20/07                 165,000        164,567
Midamerican Energy Holdings
   7.38%    08/01/02                 115,000        115,446
Midwest Generation LLC (Series B)
   8.56%    01/02/16                 100,000         99,144
Monumental Global Funding III
   5.20%    01/30/07                 250,000        254,583(b)
Morgan Stanley
   6.75%    04/15/11                 180,000        186,543
   7.13%    01/15/03                 105,000        107,629
Murphy Oil Corp.
   6.38%    05/01/12                 190,000        193,660
   7.05%    05/01/29                 115,000        115,606
Nabisco Inc.
   6.13%    02/01/33                  75,000         76,103(i)
National Rural Util Coop Fin
   6.00%    05/15/06                 215,000        225,397
NB Capital Trust IV
   8.25%    04/15/07                 110,000        118,748
News America Inc.
   7.63%    11/30/28                 105,000         95,766
Norfolk Southern Corp.
   6.00%    04/30/08                 125,000        127,388


--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Occidental Petroleum Corp.
   8.45%    02/15/29               $ 140,000  $     163,103
Pemex Finance Ltd.
   9.03%    02/15/11                 250,000        271,373
Pepsi Bottling Holdings Inc.
   5.38%    02/17/04                 110,000        113,622(b)
Petroleos Mexicanos
   9.50%    09/15/27                 100,000        108,750
Phillips Petroleum Co.
   9.38%    02/15/11                 185,000        226,736
PP&L Capital Funding Inc.
   7.75%    04/15/05                 150,000        156,870
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                 105,000        132,193
Procter & Gamble Co.
   4.75%    06/15/07                 135,000        135,687
Progress Energy Inc.
   5.85%    10/30/08                 135,000        134,839
   6.55%    03/01/04                 105,000        109,277
   7.75%    03/01/31                 405,000        434,388
PSEG Power LLC
   6.95%    06/01/12                  90,000         90,154(b)
PSI Energy Inc.
   6.65%    06/15/06                 115,000        117,796
Quest Diagnostics
   6.75%    07/12/06                  90,000         94,577
   7.50%    07/12/11                  95,000        103,204
Raytheon Co.
   6.75%    08/15/07                  85,000         90,068
   7.90%    03/01/03                 290,000        297,427
Royal Bank of Scotland Group PLC
   7.65%    09/30/31                  35,000         36,454(i)
   8.82%    03/31/49                 120,000        130,590
   9.12%    03/31/49                 185,000        216,831
Safeway Inc.
   6.15%    03/01/06                 175,000        181,095
SBC Communications Inc.
   6.25%    03/15/11                 870,000        897,918
Scripps Co.(E.W.)
   5.75%    07/15/12                 150,000        149,099
Sears Roebuck Acceptance
   7.00%    06/01/32                 135,000        127,425
Southwestern Electric Power
   (Series B)
   4.50%    07/01/05                 115,000        114,612
Sprint Capital Corp.
   6.00%    01/15/07                  90,000         75,567
Target Corp.
   5.88%    03/01/12                 385,000        390,952
   7.00%    07/15/31                 140,000        147,473
Tele-Communications-TCI Group
   9.80%    02/01/12                  65,000         68,923
Tenet Healthcare Corp.
   5.38%    11/15/06                 190,000        189,958
TRW Inc.
   6.63%    06/01/04                 100,000        104,374
Turner Broadcasting System Inc.
   8.38%    07/01/13                 110,000        113,352


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Tyson Foods Inc.
   8.25%    10/01/11               $ 135,000  $     149,874
UBS Preferred Funding Trust I
   8.62%    10/01/10                 100,000        114,565(i)
Unilever Capital Corp.
   6.88%    11/01/05                 120,000        129,798
Union Carbide Corp.
   6.79%    06/01/25                  65,000         66,861
Union Pacific Corp.
   5.75%    10/15/07                  90,000         92,676
   5.84%    05/25/04                 130,000        135,070
Union Planters Bank NA
   5.13%    06/15/07                 180,000        181,530
United Dominion Realty Trust Inc.
   6.50%    06/15/09                 140,000        139,970
USA Interactive
   6.75%    11/15/05                  70,000         71,664
Valero Energy Corp.
   6.88%    04/15/12                 185,000        190,274
Verizon Global Funding Corp.
   7.75%    12/01/30                 395,000        376,111
Verizon Pennsylvania (Series A)
   5.65%    11/15/11                 630,000        584,300
Viacom Inc.
   7.75%    06/01/05                  83,000         89,843
Wachovia Corp.
   4.95%    11/01/06                 150,000        151,100
Walt Disney Co.
   5.38%    06/01/07                 135,000        135,969
   5.62%    12/01/05                  75,000         74,475
   6.20%    06/20/14                 140,000        139,301
Washington Mutual Inc.
   5.63%    01/15/07                 185,000        188,961
Wells Fargo & Co.
   5.25%    12/01/07                 220,000        221,793
Wendy's International Inc.
   6.20%    06/15/14                 170,000        172,373
Weyerhaeuser Co.
   5.50%    03/15/05                 230,000        234,934(b)
   6.13%    03/15/07                  45,000         46,312(b)
Wyeth
   5.88%    03/15/04                 135,000        141,190
   6.70%    03/15/11                 200,000        215,808(b)
Yale University
   7.38%    04/15/26                 215,000        242,797
Yorkshire Power Pass-Through
   Asset Trust 2000-1
   8.25%    02/15/05                  85,000         92,880(b)

TOTAL CORPORATE NOTES
   (COST $26,580,686)                            27,109,278


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 3.5%

Bear Stearns Commercial
   Mortgage Securities Inc.
   7.78%    02/15/32                 136,000        153,786
Bear Stearns Commercial Mortgage
   Securities Inc.(Class A)
   5.06%    12/15/10                 294,735        295,656
   6.48%    02/15/35                  32,000         33,840

--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage
   Securities Inc. (Class B)
   6.20%    02/14/31              $   25,000   $     25,952
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                  92,617         96,829
   6.39%    11/18/30                 246,000        261,450
COMM (Class A)
   6.46%    02/16/34                  80,000         83,232(b)
CS First Boston Mortgage
   Securities Corp. (Class A)
   5.11%    09/15/34                 100,000         99,989
   6.13%    04/15/37                 175,000        180,438
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 561,000        591,784
First Union-Lehman Brothers-Bank
   of America (Class A)
   6.56%    11/18/35                 168,000        179,948
GS Mortgage Securities Corp. II
   6.86%    07/13/30                 219,000        229,596
JPMorgan Chase Commercial
   Mortgage Securities Corp.
   6.47%    11/15/35                 100,000        105,110
LB Commercial Conduit Mortgage
   Trust (Class A)
   6.78%    06/15/31                  77,000         83,086
LB-UBS Commercial
   Mortgage Trust
   5.61%    03/15/34                 740,000         25,669(b,d)
   6.23%    03/15/26                 130,000        136,581
   6.53%    07/14/16                  50,000         52,344(b)
LB-UBS Commercial Mortgage
   Trust (Class A)
   6.13%    12/15/30                 172,000        177,590
LB-UBS Commercial Mortgage
   Trust (Class B)
   6.65%    07/14/16                  34,000         35,541(b)
Lehman Large Loan (Class A)
   6.84%    10/12/34                 101,000        106,808
Morgan Stanley Capital I (Class A)
   6.34%    07/15/30                  70,654         74,115
   7.11%    04/15/33                  83,000         90,966
Morgan Stanley Dean Witter
   Capital I
   1.03%    12/15/08               1,256,000         48,858(b)
   1.12%    04/15/34                 799,000         34,437
   5.90%    10/15/35                 200,000        207,315
   7.20%    10/15/33                 199,000        218,915
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.98%    02/01/31 - 01/15/39      360,997        373,480
   6.01%    03/15/12                  68,174         71,091
   6.39%    10/15/35                 150,000        157,433
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    03/15/12                  25,000         26,380
Morgan Stanley Dean Witter
   Capital I (Class X)
   1.60%    08/15/18                 703,670         44,313(b)
Residential Asset Securitization Trust
   1.07%    07/25/04                 341,692          6,704(g)


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                                     INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Residential Asset Securitization
   Trust (Class A)
   1.99%    07/25/02              $  150,000   $    150,000(i)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                 495,160        487,416
TIAA Retail Commercial Trust
   6.56%    06/19/26                  40,000         42,629(b)
TIAA Retail Commercial Trust
   (Class A)
   5.77%    06/19/16                  55,620         57,775(b)

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $4,869,818)                              5,047,056


SOVEREIGN BONDS -- 1.7%

Finland Government
   International Bond
   4.75%    03/06/07                 410,000        417,540
Italy Government
   International Bond
   4.38%    10/25/06                 180,000        179,745
   4.63%    06/15/05                 150,000        153,479
   5.63%    06/15/12                  10,000         10,198
Province of British
   Columbia, Canada
   4.63%    10/03/06                  85,000         85,864
Province of Manitoba
   4.25%    11/20/06               1,265,000      1,263,447
Province of Ontario
   7.38%    01/27/03                 135,000        138,942
Province of Quebec
   7.50%    09/15/29                 100,000        114,703

TOTAL SOVEREIGN BONDS
   (COST $2,326,293)                              2,363,918


TOTAL BONDS AND NOTES
   (COST $136,577,457)                          138,760,821

--------------------------------------------------------------------------------
                                     Number
                                   of Shares         Value
--------------------------------------------------------------------------------

PREFERRED STOCK -- 0.1%

DOMESTIC PREFERRED -- 0.1%

Centaur Funding Corp.
   (Series B), 9.08%                      85         82,483(b)

TOTAL INVESTMENTS IN SECURITIES
   (COST $136,664,003)                          138,843,304


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 20.0%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund    23,458,775     23,458,775(n)

--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 3.5%
Abbey National PLC
   2.10%    11/13/02              $2,460,000  $   2,460,000
Dexia Bank Belgium
   2.25%    01/21/03               1,000,000      1,000,000
Societe Generale
   2.25%    01/09/03               1,500,000      1,500,000

TOTAL SHORT-TERM INVESTMENTS
   (COST $28,418,775)                            28,418,775


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (17.8)%                                  (25,221,220)
                                               ------------


NET ASSETS-- 100%                              $142,040,859
                                               ============



                      Expiration Date/    Number of
Call Options            Strike Price      Contracts   Value
--------------------------------------------------------------------------------
U. S. Treasury Notes
   (Written Option
   Premium $1,341)    July 02/100.8125    (165,000)  $(915)


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE GLOBAL INCOME FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP DURING THE SIX-MONTH PERIOD ENDED JUNE 30, 2002?

A. The Global Income Fund gained 8.88% during the six-month period ended June 30, 2002. During the same period, the Salomon/Smith Barney World Government Bond Index, unhedged, increased 9.85% and our Lipper peer group of 254 Global Income annuity funds rose 4.93%.

Q.  WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD.

A. During the first six months of 2002, the level of U.S. interest rates followed investor sentiment for economic recovery and expectations for monetary policy. Buoyed by strengthening economic data and positive comments from Federal Reserve Chairman Alan Greenspan, bond investors pushed interest rates higher in the first quarter of 2002, expecting the Federal Reserve (the Fed) to do the same. Market expectations for economic growth and monetary policy changed dramatically, though, in the second quarter. Heightened fears of renewed terrorism, slumping equity prices, headline corporate accounting scandals and sluggish employment growth all weighed heavily on consumer confidence. By the end of June, the outlook for a robust recovery grew dimmer, leading investors to look for only Fed action by year-end, with the move not coming until November. By mid-year interest rates had moved back down on shorter- and intermediate-term bonds and stabilized on long-term issues. Corporate bond spreads were slightly wider to their government counterparts as WorldCom, Quest, Merck, and even Ford, experienced some accounting issues.

    European bond yields as measured by the 10-year German Bund were broadly unchanged during the first half of 2002. However, in the second quarter, two-year securities rallied dramatically under the pressure of a weakening global economic environment and further improvement in underlying inflation. The two-year Dutch government bond yield fell from 4.3% to 3.86% during the reporting period. This resulted in a dramatic "steepening" of the European yield curve. A turnaround for the Japanese economy was anticipated in 2002. Most economists and governments expected global demand, which had limped into 2002, to rebound sharply. Japan, as the worlds great exporter, would reap the benefits if this surge. Unfortunately, the consumer remained sidelined and Japan again slipped into recession. Interest rates as measured by the 10-year Japanese Government Bond rallied, from 1.48% to 1.32%. The double whammy occurred with the US Dollar finally lost ground to Japan's yen. The exchange rate moved from 132 yen per dollar to 120 by the end of June 2002. Even though the US economy stayed out of recession, and Japan remained mired in it's economic quagmire, the value of the dollar collapsed. This was a result of many foreign investors pulling money out of the U.S. market.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. The first quarter global recovery was derailed by a combination of terrorist threats, fear of an oil price shock and concerns over corporate fraud. We don't believe the environment has changed for the rest of 2002. We continue to look for these factors to weigh on the markets in general, but specifically on corporate bond spreads, the US dollar and oil. The US consumer, who had supported the global economy for the past 5 years, is scared by employment prospects, poorer since the equity collapse, fearful of terrorist threats and beginning to save at a faster pace than seen in recent memory. Japan, Southeast Asia, China and Mexico, all great beneficiaries of the US growth engine, are struggling economically. Which leaves Europe as the key to global growth. Unfortunately, a cautious European Central bank
    (ECB) which is hesitant to lower interest rates, a less competitive regulatory environment, and strong union base preclude Europe from growing at a level that would compensate for the rest of the world's malaise. Based on this economic assessment, we believe the major central banks will avoid raising interest rates for the remainder of 2002 and probably well into 2003. Despite the dollar's recent fall, based on fair value calculations the dollar still remains overvalued vs. the euro, Canadian and Australian dollar, but has achieved fair value vs. the British pound and Japanese yen.

                                                              GLOBAL INCOME FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------


[line Chart Omitted -- Plot Points; as follows:]

                      Global Income Fund                 Salomon World Bond
5/1/97                       10,000                             10,000
06/97                        10,190                             10,394
12/97                        10,341                             10,548
06/98                        10,729                             10,843
12/98                        11,720                             12,163
06/99                        10,874                             11,290
12/99                        10,841                             11,644
06/00                        10,717                             11,647
12/00                        10,767                             11,829
06/01                        10,314                             11,289
12/01                        10,586                             11,712
06/02                        11,526                             12,866


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                              Six      One     Five      Since
                            Months    Year     Year    Inception
--------------------------------------------------------------------------------
Global Income Fund            8.88%   11.75%    2.49%     2.79%
--------------------------------------------------------------------------------
Salomon World Bond            9.85%   13.96%    4.36%     5.00%
--------------------------------------------------------------------------------
Lipper peer group average*    4.93%    8.03%    2.93%      N/A
--------------------------------------------------------------------------------
Inception date               5/1/97
--------------------------------------------------------------------------------

           Global Income Fund (ending value $11,526)
           Salomon World Bond (ending value $12,866)

INVESTMENT PROFILE

A fund designed for investors who seek high return, emphasizing current income and, to a lesser extent, capital appreciation by investing primarily in a combination of foreign and domestic debt securities, with an emphasis in foreign debt securities.

CURRENCY EXPOSURE
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $10,300 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Euro                                                         42.1%
U.S. Dollars                                                 25.6%
Japanese Yen                                                 24.4%
Pound Sterling                                                3.9%
Canadian Dollars                                              2.3%
Others                                                        1.7%

PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
Market Value of $10,300 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Other Regions                                                27.1%
Germany                                                      24.2%
Japan                                                        23.1%
United States                                                18.2%
Short-Term                                                    7.4%

* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Global Income peer group consisting of 254, 252 and 143 underlying annuity funds.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                              GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                               GLOBAL INCOME FUND
--------------------------------------------------------------------------------
                                     Principal
                                        Amount       Value
--------------------------------------------------------------------------------

BONDS AND NOTES -- 90.3%
--------------------------------------------------------------------------------

AUSTRIA -- 1.9%

Republic of Austria
   4.00%    07/15/09         EUR$    219,000 $      204,495(h)

BELGIUM -- 1.8%

Kingdom of Belgium
   5.00%    09/28/11         EUR      40,000         39,150(h)
   5.50%    09/28/17         EUR     155,000        154,961(h)
                                                    194,111

CANADA -- 3.5%

Government of Canada
   3.50%    06/01/04         CAD     180,000        117,598
   6.00%    06/01/11         CAD     100,000         68,480
   5.75%    06/01/33         CAD      72,000         47,267
Province of Quebec
   1.60%    05/09/13         JPY  16,000,000        134,421(h)
                                                    367,766

EUROPE -- 2.4%

European Investment Bank
   7.63%    12/07/06         GBP      70,000        115,940(h)
   5.50%    12/07/09         GBP      49,000         75,151(h)
Deutsche Bundesrepublik
   5.50%    01/04/31         EUR      65,000         66,169(h)
                                                    257,260

FINLAND -- 0.9%

Finland Government Bond
   5.38%    07/04/13         EUR      93,000         93,343(h)

FRANCE -- 4.1%

Government of France
   6.50%    10/25/06         EUR      74,000         78,429(h)
   5.50%    10/25/07         EUR     181,000        185,948(h)
   5.50%    04/25/10         EUR     168,000        171,986(h)
                                                    436,363

GERMANY -- 23.6%

Bundesobligation
   3.25%    02/17/04         EUR     525,000        512,677(h)
   4.25%    02/18/05         EUR      49,000         48,369(h)
   5.00%    02/17/06         EUR     173,000        173,912(h)
   4.00%    02/16/07         EUR     284,000        274,102(h)

--------------------------------------------------------------------------------
                                     Principal
                                        Amount       Value
--------------------------------------------------------------------------------
Bundesschatzanweisungen
   4.25%    03/12/04         EUR$    175,000  $     173,438(h)
Deutsche Bundesrepublik
   6.75%    07/15/04         EUR     500,000        518,460(h)
   5.00%    01/04/12         EUR     110,000        108,899(h)
   6.25%    01/04/30         EUR     547,000        612,074(h)
KfW - Kreditanstalt fuer
   Wiederaufbau
   5.25%    07/04/12         EUR      72,000         71,340(h)
                                                  2,493,271

GREECE -- 2.7%

Hellenic Republic
   6.00%    02/19/06         EUR     172,000        177,709(h)
   5.25%    05/18/12         EUR     107,000        105,180(h)
                                                    282,889

ITALY -- 3.2%

Republic of Italy
   4.00%    07/15/04         EUR     213,000        210,070(h)
   6.75%    02/01/07         EUR     117,000        125,535(h)
                                                    335,605

JAPAN -- 22.6%

Government of Japan
   1.10%    12/20/05         JPY 103,950,000        894,222
   0.22%    03/20/06         JPY  32,500,000        273,915(d)
   0.34%    12/20/06         JPY  28,500,000        239,396(d)
   0.68%    12/22/08         JPY  65,000,000        549,613(d)
   1.80%    12/20/10         JPY  48,400,000        426,978
                                                  2,384,124

SPAIN -- 2.2%

Kingdom of Spain
   4.50%    07/30/04         EUR     129,000        128,263(h)
   5.35%    10/31/11         EUR     100,000        100,201(h)
                                                    228,464

SWEDEN -- 1.6%

Government of Sewden
   3.50%    04/20/06         SEK   1,700,000        174,520(h)

UNITED KINGDOM -- 2.0%

Treasury
   7.75%    09/08/06         GBP      46,000         77,246
   6.00%    12/07/28         GBP      75,000        134,556
                                                    211,802

UNITED STATES -- 17.8%

General Motors Acceptance Corp.
   7.75%    01/19/10         USD     142,000        150,090(h)


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                              GLOBAL INCOME FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (Unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
National Rural Utilities Cooperative
   Finance Corp.
   6.00%    05/15/06         USD    $100,000  $     104,836(h)
U. S. Treasury Bonds
   6.50%    05/15/05         USD     400,000        434,220
   3.50%    11/15/06         USD     700,000        687,526(h)
   5.00%    08/15/11         USD      78,000         79,083(h)
   5.25%    02/15/29         USD     448,000        421,435(h)
                                                  1,877,190

TOTAL INVESTMENTS IN SECURITIES
   (COST $8,978,105)                              9,541,203


                                     Number
                                   of Shares          Value
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 7.2%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $758,623)                   758,623        758,623(n)


OTHER ASSETS AND LIABILITIES,
   NET 2.5%                                         266,924
                                                -----------


NET ASSETS-- 100%                               $10,566,750
                                                ===========


FORWARD FOREIGN CURRENCY CONTRACTS
--------------------------------------------------------------------------------

At June 30, 2002, the outstanding forward foreign currency contracts, which obligate the Global Income Fund to deliver currencies at a specified date, were as follows:

                                                    U.S. $     Unrealized
                                        Settlement  Current   Appreciation/
        Exchanged From    Exchanged To      Date     Value   (Depreciation)
--------------------------------------------------------------------------------

PURCHASES
         EUR 468,000      USD    453,960  7/25/02 $  460,770   $    6,810
         CAD 457,050      USD    300,000  7/26/02    300,748          748
         GBP 200,000      USD    299,520  7/26/02    304,420        4,900
         JPY 124,344,000  USD  1,038,223  7/26/02  1,038,888          665
         SEK 1,400,000    USD    150,038  7/26/02    151,662        1,624
                                                  ----------   ----------
                                                  $2,256,488   $   14,747
                                                  ----------   ----------


SALES
         JPY 72,900,000   USD    599,605 7/25/02  $  600,615    $   1,010
         SEK 1,600,000    USD    171,748 7/25/02     176,156        4,408
         CAD 341,000      USD    225,395  7/26/02    215,956       (9,439)
         EUR 679,000      USD    672,889  7/26/02    671,297       (1,592)
                                                  ----------
                                                  $1,664,024    $  (5,613)
                                                  ----------
NET UNREALIZED APPRECIATION                                     $   9,134
                                                                =========

--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE TOTAL RETURN FUND PERFORM COMPARED TO ITS BENCHMARK AND LIPPER PEER GROUP FOR THE SIX-MONTH PERIOD ENDED JUNE 30, 2002?

A. The Total Return Fund declined 4.90% during the six-month period ending June 30, 2002. During the same period, the Standard & Poor's 500 Composite Price Index declined 13.15% and the Lehman Brothers Aggregate Bond Index gained 3.79%, and our Lipper peer group of 751 Flexible Portfolio annuity funds lost 8.15%.

Q. WHAT WERE THE PRIMARY DRIVERS BEHIND FUND PERFORMANCE DURING THE PERIOD ENDED JUNE 30, 2002?

A. The U.S. equity portion of the Fund was hit hard in the second quarter as profit warnings, continued concern regarding the integrity of corporate financial statements, and lingering concerns regarding the war on terror have halted any upward momentum of returns. Despite some encouraging economic numbers over the last few months, the lack of consumer confidence has helped prevent the markets from rising any higher. Technology was the worst performing sector over the first half of the year, but it was by no means alone in its poor performance. Most sectors recorded losses with industrials, utilities and consumer staples all adding to the poor performance of the index.

    The fixed income portion of the Fund performed very well versus the market as a whole and its peer group. Relative performance benefited from both effective sector allocation and security selection. Sector underweights to the corporate and residential mortgage-backed sectors, and overweight to government agency and commercial mortgage-backed issues, produced positive excess return. This was supplemented by good security selection in both the corporate and mortgage-backed sectors. Our underweight position in the telecommunications sector, and timely sales of Worldcom and Qwest, served portfolio performance very well. After posting a strong first quarter, the U.S. economic recovery is now struggling to keep its legs. the Fund's interest rate sensitivity slightly less than that of the benchmark index, which should benefit the portfolio as interest rates drift higher during an economic recovery. Although we have used the recent cheapening in corporate securities to increase our exposure to that sector, we remain cautious on corporate balance sheet risk and, therefore, continue to maintain a reduced position in corporate bonds. We still favor a heavier-than-average weighting in commercial mortgage backed securities as well. We believe a high quality portfolio should continue to perform well in the current environment.

    Our allocation in international equities sets the Fund apart from many other balanced funds, which typically focus only on the U.S. financial markets. During the six-month period, foreign markets were generally down. The main drivers of the underperformance during the 1st half of 2002 were consumer staples and financials. The sectors that returned positive numbers were commodities (including energy) and technology. Returns from continental Europe and emerging markets holdings were positive, whereas our positions in the United Kingdom and Asia, including Japan, produced negative returns. We continue to seek stocks with seasoned management, strong balance sheets, good earnings streams and under-valued share prices.

Q. HOW IS THE FUND CURRENTLY POSITIONED IN THE VARIOUS ASSET CLASSES REPRESENTED IN THE PORTFOLIO?

A. Currently, the Fund's asset allocation mix is 44% in U.S. equities, 16% in international equities, 36% in fixed income securities and 4% in cash and cash equivalents. We continue to model the portfolio allocation consistent with the policy governing the GE Pension Plan. Our Asset Allocation Committee meets regularly to discuss any changes to the policy. The target weightings have not changed during the period and the current weightings are in line with Committee's investment policy.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND?

A. We believe that uncertainty about the timing of the economic recovery in corporate earnings coupled with valuation levels that continue to be at a high level will keep the stock market in a narrow trading range for the next several quarters. This is the kind of environment in which our approach to bottom-up stock selection driven by fundamental research should pay off and result in returns above the benchmark.

    In the bond market, we look for interest rates to rise by yearend, but slowly. With a mild economic rebound and benign inflation, the Federal Reserve should remain on hold until the fourth quarter before adopting a gradual policy of raising short-term interest rates to keep inflation under control. Risks such as ongoing terrorism threats, the possibility of an American/Iraqi war, a collapse in the US dollar or further corporate malfeasance would shake confidence further. And this fragile recovery most likely depends on the confidence of consumers, investors and corporate executive offices.

    In the current environment of low confidence in corporate management and weak economic outlook, global markets are likely to remain volatile. However, valuations in general and in emerging markets and Europe in particular are now very low, similar to levels prior to the "bubble" period and we believe that these low valuations will create a floor for many markets.

                                                               TOTAL RETURN FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                  Total                                            Composite
               Return Fund        S&P 500       LB Aggregate         Index
12/91             10,000           10,000          10,000            10,000
12/92             10,748           10,772          10,740            10,765
12/93             12,205           11,851          11,787            11,836
12/94             12,514           12,005          11,444            11,796
12/95             16,026           16,506          13,558            15,290
12/96             17,725           20,322          14,050            17,593
12/97             20,913           27,087          15,406            21,740
12/98             24,489           34,860          16,745            26,316
12/99             27,733           42,204          16,607            29,478
12/00             29,105           38,328          18,538            29,170
12/01             28,264           33,763          20,103            28,083
06/02             26,879           29,324          20,865            26,248


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------


                             Six        One        Five     Ten
                             Months     Year       Year     Year
--------------------------------------------------------------------------------
Total Return Fund            -4.90%     -4.64%     6.56%   10.35%
--------------------------------------------------------------------------------
S&P 500                     -13.15%    -18.02%     3.66%   11.36%
--------------------------------------------------------------------------------
LB Aggregate                  3.79%      8.63%     7.57%    7.63%
--------------------------------------------------------------------------------
Composite Index**            -6.53%     -7.79%     5.65%   10.13%
--------------------------------------------------------------------------------
Lipper peer group average*   -8.15%    -10.50%     2.83%    7.44%
--------------------------------------------------------------------------------
Inception date               7/1/85
--------------------------------------------------------------------------------

           Total  Return Fund  (ending  value  $26,879)
           S&P 500  (ending  value $29,324)
           LB Aggregate (ending value $20,865)
           Composite Index (ending value $26,248)

INVESTMENT PROFILE

A fund designed for investors who seek the highest total return, composed of current income and capital appreciation, as is consistent with prudent investment risk by investing in a combination of equity and investment grade debt securities.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Citigroup Inc.                                       2.50%
--------------------------------------------------------------------------------
  First Data Corp.                                     2.25%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.
       6.00%, 12/31/2099                               1.84%
--------------------------------------------------------------------------------
  Cardinal Health Inc.                                 1.70%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.
       6.50%, 12/31/2099                               1.65%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     1.56%
--------------------------------------------------------------------------------
  Liberty Media Corp. (Series A)                       1.43%
--------------------------------------------------------------------------------
  American International Group                         1.26%
--------------------------------------------------------------------------------
  Dover Corp.                                          1.26%
--------------------------------------------------------------------------------
  Johnson & Johnson                                    1.23%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $129,423 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Domestic Equity                                              41.7%
Bonds and Notes                                              34.1%
Foreign Equity                                               15.1%
Short Term & Other                                            9.1%

  * Lipper performance comparisons are based on average annual total returns for the periods indicated in the Flexible peer group consisting of 751, 752, 499 and 169 underlying annuity funds, respectively.
**  The Composite Index return is a blended return composed of 60% S&P 500
    Index and 40% LB Aggregate Bond Index.
    See Notes to Performance.
    Past performance is no guarantee of future results.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                TOTAL RETURN FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

DOMESTIC EQUITY -- 44.1%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 4.1%

Alleghany Corp.                          319  $      60,929(a)
Dover Corp.                           46,413      1,624,455
Emerson Electric Co.                   4,803        257,009
Molex Inc. (Class A)                  53,316      1,462,458
3M Co.                                 2,661        327,303
Tyco International Ltd.                3,066         41,422
United Technologies Corp.              4,121        279,816
Waste Management Inc.                 35,518        925,244
                                                  4,978,636

CONSUMER - CYCLICAL -- 6.1%

AOL Time Warner Inc.                   2,696         39,658(a)
Carnival Corp.                        37,307      1,033,031
Catalina Marketing Corp.              35,250        994,755(a)
Charter Communications Inc.
   (Class A)                          19,688         80,327(a)
Comcast Corp. (Class A)               45,385      1,081,978(a)
Home Depot Inc.                       30,844      1,132,900
Interpublic Group Cos Inc.            25,800        638,808
Liberty Media Corp. (Series A)       185,652      1,856,520(a)
NTL Inc.                              54,644          1,749(a)
Omnicom Group                          1,946         89,127
Viacom Inc. (Class B)                 11,207        497,255(a)
Walt Disney Co.                        4,109         77,660
                                                  7,523,768

CONSUMER - STABLE -- 12.0%

Abbott Laboratories                   24,675        929,014
Apogent Technologies Inc.             30,404        625,410(a)
Bristol-Myers Squibb Co.              21,444        551,111(h)
Cardinal Health Inc.                  35,832      2,200,443(h)
Colgate-Palmolive Co.                  4,988        249,649
Dentsply International Inc.           16,299        601,596
Energizer Holdings Inc.                2,969         81,410(a)
Gillette Co.                          17,185        582,056
IMS Health Inc.                       11,236        201,686
Johnson & Johnson                     30,404      1,588,913(h)
Lincare Holdings Inc.                 45,408      1,466,678(a,h)
Medtronic Inc.                         2,422        103,783
Merck & Co. Inc.                      24,675      1,249,542
PepsiCo Inc.                          18,833        907,751
Pfizer Inc.                           44,651      1,562,785
Philip Morris Cos Inc.                15,595        681,190
Sybron Dental Specialties Inc.         8,328        154,068(a)
Wyeth                                 18,213        932,506
                                                 14,669,591

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

ENERGY -- 2.9%

Anadarko Petroleum Corp.              13,959 $      688,179
Baker Hughes Inc.                     21,591        718,764
Exxon Mobil Corp.                     19,035        778,912
Nabors Industries Ltd.                14,247        502,919(a)
Schlumberger Ltd.                     17,625        819,563
                                                  3,508,337

FINANCIAL -- 9.4%

Aflac Inc.                            11,163        357,216
American Express Co.                  19,220        698,070
American International Group          23,832      1,626,057(h)
Bank One Corp.                        15,137        582,472(h)
Berkshire Hathaway Inc. (Class B)        361        806,474(a)
Capital One Financial Corp.            2,641        161,233
Citigroup Inc.                        83,608      3,239,810
Federal National Mortgage
   Assoc.                             27,431      2,023,036
Fidelity National Financial Inc.       6,316        199,586
Loews Corp.                            1,876         99,409
Marsh & McLennan Cos Inc.             10,378      1,002,515
State Street Corp.                    16,312        729,146(e)
                                                 11,525,024

TECHNOLOGY -- 9.6%

Applied Materials Inc.                24,528        466,523(a)
Automatic Data Processing             26,573      1,157,254
Certegy Inc.                          26,438        981,114(a)
Cisco Systems Inc.                    36,719        512,230(a)
Concord EFS Inc.                       1,931         58,200(a)
Dell Computer Corp.                   24,969        652,690(a)
Electronic Data Systems Corp.          1,946         72,294
Equifax Inc.                          45,238      1,221,426
First Data Corp.                      78,432      2,917,670
Intel Corp.                           41,126        751,372
Intuit Inc.                           26,438      1,314,497(a)
Microsoft Corp.                       26,229      1,434,726(a)
Qualcomm Inc.                            834         22,927(a)
Texas Instruments Inc.                 7,453        176,636
                                                 11,739,559

TOTAL DOMESTIC EQUITY
   (COST $54,161,170)                            53,944,915


--------------------------------------------------------------------------------
FOREIGN EQUITY -- 15.6%
--------------------------------------------------------------------------------

CAPITAL GOODS -- 0.9%

Acciona S.A.                             852         37,113(a)
BAE Systems PLC                      113,276        578,566(a)
Bombardier Inc. (Class B)              9,181         76,171(a)
Invensys PLC                          97,217        131,918(a)
Johnson Electric Holdings             82,000         96,721
Toshiba Corp.                         59,000        240,204(a)
                                                  1,160,693


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

CONSUMER - CYCLICAL -- 1.0%

Canon Inc.                             7,000  $     264,548
Grupo Televisa S.A. ADR                3,430        128,213(a)
Honda Motor Co. Ltd.                   6,500        263,546
Michelin (C.G.D.E.) Regd.              6,637        268,436(a)
Reed Elsevier PLC                      8,035         76,382(a)
Sony Corp.                             4,400        232,361(a)
                                                  1,233,486

CONSUMER - DISCRETIONARY -- 1.7%

Accor S.A.                             4,443        179,874(a)
Autoliv Inc. SDR                       7,638        185,720
Bayerische Motoren Werke
   (BMW) AG                            6,064        245,739(a)
Compass Group PLC                     19,841        120,397
Koninklijke Philips
   Electronics N.V.                    7,880        219,593(a)
Lagardere S.C.A. Regd.                 9,536        412,101
Nissan Motor Co. Ltd.                 20,000        138,489(a)
Sanyo Electric Co. Ltd.               12,000         52,359
Sega Corp.                             3,900         93,705(a)
Sharp Corp.                           15,000        190,464
Vivendi Universal S.A.                11,112        239,666(a)
                                                  2,078,107

CONSUMER - STABLE -- 0.4%

Amersham PLC                           9,583         84,742
Smurfit Jefferson Group               16,014         48,832(a)
Tesco PLC                             51,585        187,578(a)
Teva Pharmaceutical
   Industries ADR                      2,811        187,719
                                                    508,871

CONSUMER - STAPLES -- 0.5%

Carrefour S.A.                         8,158        440,688(a)
Koninklijke Ahold N.V.                10,354        217,398(a)
                                                    658,086

ENERGY -- 1.4%

China Petroleum &
   Chemical Corp.                    816,000        145,420(a)
E.ON AG                                3,767        218,158(a)
ENI-Ente Nazionale
   Idrocarburi SpA                    19,441        308,540(a)
Petro-Canada                          12,130        341,448
Petroleo Brasileiro S.A. -
   Petrobras ADR                         628         10,927
Petroleo Brasileiro S.A. -
   Petrobras ADR                       5,987        112,915
Statoil ASA                           10,758         95,814(a)
TotalFinaElf S.A.                      3,145        509,670(a)
                                                  1,742,892

FINANCIAL -- 4.1%

Aiful Corp.                            1,900        124,590
Allianz AG Regd.                         148         29,827(a)
Aviva PLC                             42,260        339,877(a)


--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
AXA                                   12,990   $    237,147
Banco Comercial Portugues
   S.A. Regd.                         46,630        161,339
Banco Santander Central Hispano
   S.A. Regd.                         22,173        175,731(a)
Bank of Ireland                       11,839        147,162(a)
BNP Paribas                            7,176        396,130(a)
Cheung Kong Holdings Ltd.             19,982        166,522
Credit Suisse Group Regd.              8,719        276,214(a)
Deutsche Bank AG Regd.                 4,744        329,218
Friends Provident PLC                 53,713        118,541(a)
ING Groep N.V.                        18,791        481,604(a)
IntesaBci SpA                         94,717        288,505(a)
Kookmin Bank                           1,431         69,468(a)
Kookmin Bank ADR                         151          7,422
Manulife Financial Corp.               7,939        228,180
Muenchener
   Rueckversicherungs AG                   5          1,168(a)
Muenchener Rueckversicherungs
   AG Regd.                            1,567        370,721
Nordea AB FDR                         31,339        169,908(a)
Prudential PLC                        13,259        121,292(a)
Riunione Adriatica di
   Sicurta SpA                        23,485        314,613(a)
Royal & Sun Alliance
   Insurance Group                    34,056        125,136(a)
Sampo Oyj (Series A)                  29,337        228,460
Skandinaviska Enskilda Banken
   SEB (Series A)                     10,874        113,907
Uniao de Bancos Brasileiros
   S.A. GDR                              910         15,015
                                                  5,037,697

HEALTH CARE -- 0.6%

Altana AG                              1,757         95,154(a)
Aventis S.A.                           5,268        372,593(a)
Sankyo Co. Ltd.                        3,000         40,796
Schering AG                            2,582        162,333(a)
Terumo Corp.                           6,000         80,190(a)
                                                    751,066

INDUSTRIALS -- 0.7%

Assa Abloy AB (Series B)               9,094        127,837(a)
Empresa Brasileira de
   Aeronautica S.A. ADR                7,934        169,788
Gold Fields Ltd.                       4,051         47,581(a)
Komatsu Ltd.                          51,000        182,530(a)
Minebea Co. Ltd.                      26,000        152,705(a)
Smiths Group PLC                       5,385         69,951(a)
Xstrata PLC                            5,317         68,865(a)
                                                    819,257

INFORMATION TECHNOLOGY -- 0.3%

Datacraft Asia Ltd.                   23,040         27,648(a)
Fujitsu Ltd.                           8,000         55,796
Murata Manufacturing Co. Ltd.          2,300        147,750(a)
Samsung Electronics                      650        177,764(a)
                                                    408,958


------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

MATERIALS -- 1.3%

BHP Billiton PLC                      72,056   $    392,750(a)
CRH PLC                               19,392        315,408(a)
Fresenius Medical Care AG              1,413         63,027(a)
MG Technologies AG                     9,046         80,967(a)
POSCO                                  1,380        153,142
POSCO ADR                              1,168         31,851
Shin-Etsu Chemical Co. Ltd.            4,800        206,232(a)
Stora Enso Oyj                        19,997        279,714(a)
Syngenta AG                            1,631         97,816
                                                  1,620,907

TECHNOLOGY -- 0.7%

Brambles Industries Ltd.              69,305        368,369(a)
Taiwan Semiconductor
   Manufacturing Co. Ltd.            212,300        432,098(a)
                                                    800,467

Telecommunication Services -- 0.3%

KT Corp.                                  59          2,369(a)
Vodafone Group PLC                   242,033        332,114(a)
                                                    334,483

TRANSPORTATION -- 0.1%

IHC Caland N.V.                        2,885        172,197(a)

UTILITIES -- 1.6%

International Power PLC               27,618         70,741(a)
KT Corp. ADR                           2,564         55,511
National Grid Group PLC               25,020        177,764
Suez S.A.                              8,223        218,857(a)
Telefonica S.A.                       35,685        299,000(a)
Telefonica S.A. ADR                      243          6,039(a)
Vodafone Group PLC ADR                81,076      1,106,687
                                                  1,934,599

TOTAL FOREIGN EQUITY
   (COST $22,678,804)                            19,261,766

--------------------------------------------------------------------------------
                                  Principal
                                      Amount          Value
--------------------------------------------------------------------------------
BONDS AND NOTES -- 35.9%
--------------------------------------------------------------------------------

U.S. TREASURIES -- 3.9%

U.S. Treasury Bonds
   5.38%    02/15/31                $135,000   $    132,193(h)
   6.88%    08/15/25                 810,000        933,549(h)
   7.25%    05/15/16                 995,000      1,172,657(h)
   8.13%    08/15/19                 840,000      1,075,948(h)
   10.38%   11/15/04                 355,000        412,201
                                                  3,726,548

--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
U.S. Treasury Notes
   3.63%    03/31/04             $     5,000$         5,077
   4.38%    05/15/07                 505,000        511,944
   4.88%    02/15/12                 345,000        346,294
   5.88%    11/15/04                 145,000        154,108(h)
                                                  1,017,423

TOTAL U.S. TREASURIES
   (COST $4,680,469)                              4,743,971

FEDERAL AGENCIES -- 6.6%

Federal Home Loan Mortgage Assoc.
   4.50%    04/15/03               1,035,000      1,050,013
Federal Home Loan Mortgage Corp.
   4.25%    06/15/05                  70,000         71,420
   5.00%    05/15/04                  65,000         67,467
   5.25%    01/15/06                 635,000        662,076
   6.00%    06/15/11                 290,000        303,589
                                                  1,104,552
Federal National Mortgage Assoc.
   3.63%    04/15/04               1,470,000      1,488,155
   3.88%    03/15/05                 300,000        302,736
   4.00%    11/17/03                 285,000        281,532
   5.00%    01/20/04 - 01/15/07    1,800,000      1,842,265
   5.25%    08/14/03 - 04/15/03      675,000        694,802
   5.63%    02/28/07                 200,000        201,188
   6.00%    01/18/05                 400,000        403,956
   6.13%    03/15/12                  85,000         89,949(h)
   6.25%    07/19/04                 115,000        118,633
   7.13%    01/15/30                 440,000        492,716(h)
                                                  5,915,932

TOTAL FEDERAL AGENCIES
   (COST $8,068,510)                              8,070,497


AGENCY MORTGAGE BACKED -- 9.8%

Federal Home Loan Mortgage Corp.
   6.00%    04/01/29 - 01/01/31      603,907        604,846
   6.50%    06/01/29 - 03/01/30      147,202        150,467
   7.00%    01/01/30                  21,133         21,899
   7.50%    11/01/09 - 09/01/31      688,572        724,795
   8.00%    01/01/30 - 11/01/30      123,214        131,000
   9.00%    10/01/25                   5,766          6,235
                                                  1,639,242
Federal National Mortgage Assoc.
   5.50%    03/01/14 - 01/01/16      499,610        504,070
   6.00%    02/01/14 - 12/31/99    2,378,986      2,376,968
   6.50%    04/01/16 - 12/01/99    2,089,202      2,130,320
   7.00%    08/01/13 - 01/01/31       40,725         42,398
   7.50%    12/01/09 - 04/01/32    2,069,869      2,177,952
   8.00%    12/01/11 - 09/01/31      593,607        629,979
   8.50%    04/01/30 - 11/01/31      504,013        537,791
   9.00%    06/01/09 - 12/01/22      184,461        199,859
                                                  8,599,337

------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Government National Mortgage Assoc.
   6.50%    04/15/24 - 12/15/99    $ 225,930  $     230,650
   7.00%    03/15/12                 270,880        287,385
   7.50%    03/15/27 - 09/15/31      976,049      1,032,895
   8.00%    03/15/30 - 06/15/30      108,028        114,915
   9.00%    11/15/16 - 12/15/21      114,661        126,533
                                                  1,792,378

TOTAL AGENCY MORTGAGE BACKED
   (COST $11,778,909)                            12,030,957


AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.3%

Federal Home Loan Mortgage Corp.
   6.00%    12/15/08 - 09/15/23      107,000        111,689
   6.50%    12/15/19                 130,000        128,745
   6.60%    02/15/22                 550,000        567,273
   7.00%    02/15/31                 150,000        157,266
   7.50%    12/15/11                  51,696         10,258(g)
   7.75%    05/15/06                  96,866        102,651
   8.00%    02/01/23 - 07/01/24       37,979          7,857(g)
   8.06%    07/15/02                  39,000         36,820(i)
   14.82%   07/15/02                  44,965         44,252(i)
   16.22%   07/15/02                  41,000         41,850(i)
   17.96%   05/15/24                  28,303         21,749(d,f)
   19.42%   10/15/23                  32,805         25,603(d,f)
                                                  1,256,013
Federal Home Loan Mortgage STRIPS
   6.19%    08/01/27                   9,353          8,128(d,f)
   7.73%    04/01/28                  94,896         77,993(d,f)
                                                     86,121
Federal National Mortgage Assoc. STRIPS
   7.39%    05/01/28                 162,312        134,237(d,f)
   7.50%    05/01/23 - 04/01/27      662,104        138,566(g)
   8.00%    02/01/23 - 07/01/24      244,906         52,302(g)
                                                    325,105
Federal National Mortgage Assoc.
   5.00%    05/25/12                  65,000         66,402
   5.50%    09/25/13                  67,000         69,146
   6.50%    01/25/23 - 10/25/27      266,034        277,797
   7.01%    10/25/29                  51,763         40,003(d,f)
   7.50%    11/25/31                 160,316        170,787
   12.31%   07/25/02                  35,000         35,623(i)
   14.75%   07/25/02                  17,644         18,158(i)
   14.78%   07/25/02                 278,876        299,995(i)
   16.28%   07/15/02                  43,000         43,430(i)
   17.32%   07/25/02                  23,728         23,728(i)
   20.35%   07/25/02                  20,329         21,165(i)
                                                  1,066,234
Federal National Mortgage REMIC
   8.00%    05/25/22                      42            921(g,p)
   16.55%   07/25/02                  78,922         76,420(i,p)
   80.91%   03/25/22                     168          3,320(g,p)
                                                     80,661

TOTAL AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $2,659,944)                              2,814,134


--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------

ASSET BACKED -- 2.9%

American Airlines Inc. (Class A)
   6.86%    10/15/10              $   62,511  $      65,409
American Express Credit Account
   Master Trust (Class A)
   6.40%    04/15/05                 240,000        241,800
Citibank Credit Card Issuance
   Trust (Class A)
   6.90%    10/15/07                  28,000         30,460
Countrywide Asset-Backed
   Certificates (Class A)
   2.09%    07/25/02                 141,447        141,226(i)
Countrywide Home Equity
   Loan Trust (Class A)
   2.09%    07/15/02                 540,352        538,775(i)
Daimler Chrysler Auto Trust
   (Class A)
   3.85%    04/06/06                 230,000        232,785
Discover Card Master Trust I
   (Class A)
   5.30%    11/16/06                 245,000        254,106
Ford Credit Auto Owner Trust
   (Class A)
   6.62%    07/15/04                 100,000        102,392
Green Tree Financial Corp.
   6.90%    04/15/18                   8,406          8,697
   6.97%    04/01/31                  44,000         45,292
HFC Home Equity Loan Asset
   Backed Certificates (Class A)
   2.14%    07/20/02                 246,000        246,000(i)
Household Private Label Credit
   Card Master Note Trust I (Class A)
   1.98%    07/15/02                  32,000         32,082(i)
MBNA Master Credit Card Trust
   USA (Class A)
   2.07% 07/15/02 107,000 107,054(i) Metris Master Trust (Class A)
   2.07%    07/20/02                 832,000        833,062(i)
Mid-State Trust (Class A)
   7.54%    10/01/18                   9,902         10,299
Pse&g Transition Funding LLC
   (Class A)
   6.61%    06/15/13                 300,000        324,715
Residential Asset Securities Corp.
   (Class A)
   0.00%    07/25/02                 198,000        198,000(d,i)
Residential Funding Mortgage
   Securities II (Class A)
   1.98%    07/25/02                  99,000         98,946(i)
West Penn Funding LLC Transition
   Bonds (Class A)
   6.81%    09/25/08                  33,000         35,560

TOTAL ASSET BACKED
   (COST $3,503,657)                              3,546,660


-----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------

CORPORATE NOTES -- 8.6%

Abbott Laboratories
   5.13%    07/01/04                $340,000  $     351,710
Aetna Inc.
   6.97%    08/15/36                 100,000        106,787
Ahold Finance USA Inc.
   8.25%    07/15/10                 235,000        263,473
Amerada Hess Corp.
   7.88%    10/01/29                 115,000        125,141
Anheuser-Busch Cos Inc.
   6.50%    02/01/43                  30,000         29,660
Appalachian Power Co. (Series E)
   4.80%    06/15/05                  50,000         50,088
AXA
   8.60%    12/15/30                 165,000        189,013
Bank of America Corp.
   7.40%    01/15/11                  30,000         32,806
Bank One Corp.
   6.50%    02/01/06                  80,000         84,934
Bear Stearns Cos Inc.
   5.70%    01/15/07                  35,000         35,739
Bellsouth Capital Funding
   7.88%    02/15/30                 100,000        110,159
Bellsouth Telecommunications
   6.38%    06/01/28                  50,000         46,173
Brascan Corp.
   7.13%    06/15/12                  55,000         54,997
Brascan Ltd.
   7.38%    10/01/02                  15,000         15,116
British Telecommunications PLC
   8.38%    12/15/10                  95,000        102,255
Capital One Bank
   6.88%    02/01/06                 100,000        100,230
Centerior Energy Corp. (Series B)
   7.67%    07/01/04                 115,000        120,564
Citigroup Inc.
   5.70%    02/06/04                 225,000        233,008
   7.25%    10/01/10                 200,000        217,076
Clear Channel Communications Inc.
   7.25%    09/15/03                  60,000         61,571
Coca-Cola Enterprises Inc.
   6.70%    10/15/36                  90,000         94,298
Conagra Foods Inc.
   7.13%    10/01/26                  70,000         75,380
Conoco Inc.
   5.90%    04/15/04                  70,000         72,794
   6.95%    04/15/29                  30,000         30,678
Countrywide Home Loans Inc.
   5.63%    05/15/07                  70,000         71,399
Credit Suisse First Boston USA Inc.
   6.50% 01/15/12 50,000 50,607 Delta Air Lines Inc. (Class A)
   7.57%    11/18/10                 100,000        105,143
Deutsche Telekom International
   Finance BV
   8.25%    06/15/30                  45,000         41,832
Devon Financing Corp. ULC
   7.88%    09/30/31                  80,000         85,310
Dominion Resources Inc. (Series A)
   6.00%    01/31/03                 200,000        203,022

--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Dominion Resources Inc. (Series B)
   6.25%    06/30/12              $   65,000 $       64,974
Duke Energy Corp.
   5.38%    01/01/09                 200,000        194,380
El Paso Corp.
   7.38%    12/15/12                  90,000         86,036
EOP Operating LP
   7.00%    07/15/11                  35,000         36,171
   7.75%    11/15/07                  50,000         54,559
Equity Residential
   6.63%    03/15/12                  40,000         41,062
European Investment Bank
   4.63%    03/01/07                 140,000        140,721
FedEx Corp.
   7.50%    01/15/18                  90,591        103,969
FleetBoston Financial Corp.
   4.88%    12/01/06                  65,000         64,713
Ford Motor Credit Co.
   7.38%    10/28/09                  40,000         40,604
   7.60%    08/01/05                 180,000        188,712
FPL Group Capital Inc.
   7.38%    06/01/09                 305,000        323,398
Fred Meyer Inc. Holding Co.
   7.38%    03/01/05                 140,000        149,451
General Mills Inc.
   5.13%    02/15/07                  85,000         84,944
General Motors Acceptance Corp.
   5.75%    11/10/03                  20,000         20,440
   5.80%    03/12/03                 120,000        121,546
   6.13%    9/15/2006 - 01/22/08100,000100,673
Georgia Power Co.
   4.88%    07/15/07                  65,000         64,942
Goldman Sachs Group Inc.
   6.60%    01/15/12                  50,000         50,846
Household Finance Corp.
   5.75%    01/30/07                  25,000         24,890
Hydro Quebec
   8.25%    04/15/26                 125,000        153,080
International Paper Co.
   6.88%    04/15/29                  50,000         49,331
Jones Apparel Group Inc.
   7.88%    06/15/06                  35,000         37,851
Keycorp
   4.63%    05/16/05                 120,000        120,646
Kraft Foods Inc.
   5.25%    06/01/07                 105,000        106,492
Kroger Co.
   8.00%    09/15/29                  50,000         55,175
Lehman Brothers Holdings Inc.
   6.63%    01/18/12                  70,000         71,484
Lockheed Martin Corp.
   8.50%    12/01/29                  50,000         59,748
Loral Corp.
   8.38%    06/15/24                  50,000         57,714
Marathon Oil Corp.
   6.80%    03/15/32                 130,000        125,629
Masco Corp.
   5.88%    07/15/12                  50,000         49,261
Midamerican Energy Holdings
   7.38%    08/01/02                  70,000         70,272


---------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
Morgan Stanley
   6.75%    04/15/11                $160,000 $      165,816
   7.13%    01/15/03                 100,000        102,504
Murphy Oil Corp.
   6.38%    05/01/12                  70,000         71,348
   7.05%    05/01/29                  45,000         45,237
Nabisco Inc.
   6.13%    02/01/33                  30,000         30,441(i)
National Rural Util Coop Fin
   6.00%    05/15/06                  85,000         89,111
NB Capital Trust IV
   8.25%    04/15/07                 105,000        113,351
News America Inc.
   7.63%    11/30/28                  60,000         54,724
Norfolk Southern Corp.
   6.00%    04/30/08                  50,000         50,955
Occidental Petroleum Corp.
   8.45%    02/15/29                  50,000         58,251
Pemex Finance Ltd.
   9.03%    02/15/11                  45,000         48,847
Petroleos Mexicanos
   9.50%    09/15/27                  80,000         87,000
Phillips Petroleum Co.
   9.38%    02/15/11                 150,000        183,840
PP&L Capital Funding Inc.
   7.75%    04/15/05                  25,000         26,145
Procter & Gamble - ESOP (Series A)
   9.36%    01/01/21                  55,000         69,244
Procter & Gamble Co.
   4.75%    06/15/07                  50,000         50,255
Progress Energy Inc.
   5.85%    10/30/08                  50,000         49,941
   6.55%    03/01/04                  65,000         67,648
   7.75%    03/01/31                  65,000         69,717
PSI Energy Inc.
   6.65%    06/15/06                  40,000         40,972
Quest Diagnostics
   6.75%    07/12/06                  35,000         36,780
   7.50%    07/12/11                  35,000         38,023
Raytheon Co.
   6.75%    08/15/07                 100,000        105,962
   7.90%    03/01/03                 240,000        246,146
Royal Bank of Scotland Group PLC
   7.65%    09/30/31                  25,000         26,038(i)
   8.82%    03/31/49                  65,000         70,736
Safeway Inc.
   6.15%    03/01/06                  90,000         93,135
SBC Communications Inc.
   6.25%    03/15/11                 375,000        387,034
Scripps Co. (E.W.)
   5.75%    07/15/12                  50,000         49,700
Sears Roebuck Acceptance
   7.00%    06/01/32                  55,000         51,914
Southwestern Electric Power
   (Series B)
   4.50%    07/01/05                  40,000         39,865
Target Corp.
   5.88%    03/01/12                  75,000         76,160
Tele-Communications-TCI Group
   9.80%    02/01/12                  30,000         31,811

--------------------------------------------------------------------------------
                                     Number
                                   of Shares         Value
--------------------------------------------------------------------------------
Tenet Healthcare Corp.
   5.38%    11/15/06                $145,000 $      144,968
Turner Broadcasting System Inc.
   8.38%    07/01/13                  50,000         51,524
Tyson Foods Inc.
   8.25%    10/01/11                  50,000         55,509
UBS Preferred Funding Trust I
   8.62%    10/01/10                 370,000        423,892(i)
Unilever Capital Corp.
   6.88%    11/01/05                 225,000        243,371
Union Carbide Corp.
   6.79%    06/01/25                  40,000         41,145
Union Pacific Corp.
   5.75%    10/15/07                  35,000         36,041
   5.84%    05/25/04                  70,000         72,730
Union Planters Bank NA
   5.13%    06/15/07                  70,000         70,595
United Dominion Realty Trust Inc.
   6.50%    06/15/09                  50,000         49,989
USA Interactive
   6.75%    11/15/05                  55,000         56,307
Valero Energy Corp.
   6.88%    04/15/12                  70,000         71,996
Verizon Global Funding Corp.
   7.75%    12/01/30                  60,000         57,131
Viacom Inc.
   7.75%    06/01/05                  15,000         16,237
Wachovia Corp.
   4.95%    11/01/06                  60,000         60,440
Walt Disney Co.
   5.38%    06/01/07                  50,000         50,359
   5.62%    12/01/05                  40,000         39,720
   6.20%    06/20/14                  50,000         49,750
Washington Mutual Inc.
   5.63%    01/15/07                  70,000         71,499
Wells Fargo & Co.
   5.25%    12/01/07                  85,000         85,693
Wendy's International Inc.
   6.20%    06/15/14                  65,000         65,907

TOTAL CORPORATE NOTES
   (COST $10,295,353)                            10,618,131


NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS -- 1.5%

Bear Stearns Commercial
   Mortgage Securities
   7.78%    02/15/32                  55,000         62,193
Bear Stearns Commercial Mortgage
   Securities (Class A)
   5.06%    12/15/10                  64,842         65,044
   6.48%    02/15/35                  25,000         26,438
Bear Stearns Commercial Mortgage
   Securities (Class B)
   6.20%    02/14/31                  40,000         41,523
Chase Commercial Mortgage
   Securities Corp. (Class A)
   6.03%    11/18/30                  27,158         28,393
   6.39%    11/18/30                  50,000         53,140


--------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               TOTAL RETURN FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                   Principal
                                      Amount         Value
--------------------------------------------------------------------------------
CS First Boston Mortgage
   Securities Corp. (Class A)
   5.11%    09/15/34               $  25,000  $      24,997
   6.13%    04/15/37                  50,000         51,554
DLJ Commercial Mortgage Corp.
   6.24%    11/12/31                 205,000        216,249
Impac CMB Trust (Class A)
   2.12%    07/25/02                 295,231        295,231(i)
LB Commercial Conduit Mortgage
   Trust (Class A)
   6.78%    06/15/31                  31,000         33,450
LB-UBS Commercial Mortgage Trust
   6.23%    03/15/26                  53,000         55,683
Lehman Large Loan (Class A)
   6.84%    10/12/34                  53,000         56,048
Merrill Lynch Mortgage
   Investors Inc. (Class A)
   2.16%    07/25/02                  99,567         99,657(i)
Morgan Stanley Capital I (Class A)
   6.34%    07/15/30                  33,059         34,678
   7.11%    04/15/33                  73,000         80,006
Morgan Stanley Dean Witter
   Capital I
   5.90%    10/15/35                  75,000         77,743
   6.96%    07/15/08                  90,947         97,781
   7.20%    10/15/33                  50,000         55,004
Morgan Stanley Dean Witter
   Capital I (Class A)
   5.98%    2/1/2031 - 01/15/39      104,934        108,676
   6.01%    03/15/12                  32,647         34,044
   6.39%    10/15/35                  75,000         78,716
   6.54%    02/01/31                  97,000        103,382
Morgan Stanley Dean Witter
   Capital I (Class B)
   6.55%    03/15/12                  25,000         26,380
Residential Asset Securitization Trust
   1.07%    07/25/04                 208,144          4,084(g)
Salomon Brothers Mortgage
   Securities VII
   7.00%    07/25/24                  78,232         77,484

TOTAL NON-AGENCY COLLATERALIZED
   MORTGAGE OBLIGATIONS
   (COST $1,833,198)                              1,887,578


SOVEREIGN BONDS -- 0.3%

Province of Manitoba
   4.25%    11/20/06                  90,000         89,890
Province of Quebec
   7.50%    09/15/29                 100,000        114,720
Republic of Italy
   4.38%    10/25/06                 105,000        104,851
   5.63%    06/15/12                  70,000         71,387

TOTAL SOVEREIGN BONDS
   (COST $189,220)                                  380,848


TOTAL BONDS AND NOTES
   (COST $43,009,260)                            44,092,776


--------------------------------------------------------------------------------
                                   Number of
                                      Shares         Value
--------------------------------------------------------------------------------
PREFERRED STOCKS -- 0.3%
--------------------------------------------------------------------------------

FOREIGN PREFERRED -- 0.3%

Fresenius Medical Care AG              1,193$        40,207(a)
Henkel KGaA                            2,622        182,734
Porsche AG                               267        126,967(a)

TOTAL PREFERRED STOCKS
   (COST $307,336)                                  349,908


TOTAL INVESTMENTS IN SECURITIES
   (COST $120,156,570)                          117,649,365


--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.6%
--------------------------------------------------------------------------------
GEI Short-Term Investment Fund    10,323,873     10,323,873(n)


                                  Principal
                                      Amount          Value
--------------------------------------------------------------------------------

YANKEE CERTIFICATES OF DEPOSIT -- 1.2%

Abbey National PLC
   5.00%    01/20/07                $650,000        650,000
Dexia Bank Belgium
   8.00%    09/01/31                 300,000        300,000
Westdeutcshe Landesbank Giroz
   7.50%    09/01/31                 500,000        500,000


TOTAL SHORT-TERM INVESTMENTS
   (COSt $11,773,873)                            11,773,873


LIABILITIES IN EXCESS OF OTHER ASSETS,
   NET (5.5)%                                    (6,745,512)
                                               -------------

NET ASSETS-- 100%                              $122,677,726
                                               ============



                        Expiration Date/  Number of
Call Options              Strike Price    Contracts    Value
--------------------------------------------------------------------------------
Cheung Kong Holdings Ltd.
   (Written Option
   Premium $2,803)       July 02/100.81  (345,000)  $(1,914)


----------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                               Money Market Fund
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

                        Money Market Fund                  90 Day T-Bill
12/91                           10,000                         10,000
12/92                           10,302                         10,352
12/93                           10,544                         10,669
12/94                           10,938                         11,134
12/95                           11,583                         11,764
12/96                           12,210                         12,370
12/97                           12,870                         13,013
12/98                           13,547                         13,651
12/99                           14,225                         14,303
12/00                           15,112                         15,161
12/01                           15,715                         15,684
06/02                           15,836                         15,821

      Money Market Fund (ending value $15,836)
      90-Day T-Bill (ending value $15,821)

AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                               Six      One     Five       Ten
                             Months    Year     Year      Year
--------------------------------------------------------------------------------
Money Market Fund             0.77%    2.26%     4.79%    4.53%
--------------------------------------------------------------------------------
90 Day T-Bill                 0.87%    2.16%     4.51%    4.69%
--------------------------------------------------------------------------------
Lipper peer group average*    0.28%    1.10%     3.70%    3.61%
--------------------------------------------------------------------------------
Inception date               7/1/85
--------------------------------------------------------------------------------



FUND YIELD AT JUNE 30, 2002
--------------------------------------------------------------------------------
                                  Fund         IBC Money Fund
--------------------------------------------------------------------------------
7-day current                    1.47%+            1.31%
--------------------------------------------------------------------------------
7-day effective                  1.48%             1.32%
--------------------------------------------------------------------------------

CURRENT YIELD represents income earned on an investment in the Money Market Fund for a seven day period and then annualized.

EFFECTIVE YIELD is calculated similarly but is slightly higher because it reflects the compounding effect of earnings on reinvested dividends.

+ The seven day current yield, rather than the total return, more closely reflects the current earnings of the Money Market Fund at June 30, 2002.

AN INVESTMENT IN THE MONEY MARKET FUND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

INVESTMENT PROFILE

A fund designed for investors who seek a high level of current income consistent with the preservation of capital and maintenance of liquidity by investing primarily in short-term U.S. dollar-denominated money market instruments.

Q&A

Q. HOW DID THE MONEY MARKET FUND PERFORM RELATIVE TO ITS BENCHMARK FOR THE PERIOD ENDED JUNE 30, 2002?

A. The GE Money Market Fund posted a total return of 0.77% for the six-month period. The 90-day Treasury Bill returned 0.87% and the Lipper peer group of 859 Money Market annuity funds gained 0.28%.

Q.  WHAT WERE THE KEY DRIVERS OF PERFORMANCE DURING THE PERIOD ENDED JUNE 30,
    2002?

A. The Fund outperformed its respective peer group, but slightly lagged the 90-day Treasury Bill return for the period. The mild underperformance compared to Treasury Bill returns stemmed from a shorter average portfolio maturity. This positioned the Fund to take advantage of higher short term interest rates, which did not materialize, as expectations that the Federal Reserve would raise interest rates lessened in the second quarter.


--------------------
* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Money Market peer group consisting of 859, 857, 570 and 264 underlying annuity funds, respectively.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                               MONEY MARKET FUND

                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                                MONEY MARKET FUND
--------------------------------------------------------------------------------

Market Value of $682,267 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Commercial Paper                                             38.6%
Certificates of Deposit                                      32.3%
U.S. Governments                                             25.1%
Corporate Bonds                                               4.0%
Time Deposits *                                               0.0%


* Less than 0.1%


--------------------------------------------------------------------------------
                                   Principal     Amortized
                                      Amount          Cost
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 93.9%
--------------------------------------------------------------------------------

U.S. GOVERNMENTS -- 23.5%

Federal Home Loan Mortgage Corp.
   2.14%    01/02/03             $15,500,000    $15,332,729(d)
   1.97%    09/20/02              22,430,000     22,332,093(d)
   2.37%    04/25/03              11,000,000     10,788,751(d)
   1.90%    07/01/02              12,000,000     12,000,000(d)
                                                 60,453,573
Federal National Mortgage Assoc.
   Discount Notes
   2.02%    10/09/02              20,600,000     20,485,269(d)
   2.12%    12/13/02               7,000,000      6,933,267(d)
   2.00%    08/26/02              21,310,000     21,244,365(d)
   1.95%    09/04/02              15,983,000     15,931,095(d)
   2.44%    11/29/02              11,413,000     11,298,109(d)
   2.54%    08/23/02               7,800,000      7,771,521(d)
                                                 83,663,626
Federal National Mortgage Assoc.
   1.72%    07/05/02              27,000,000     26,998,380(i)

TOTAL U.S. GOVERNMENTS
   (COST $171,115,579)                          171,115,579


COMMERCIAL PAPER -- 36.4%

Bank of Nova Scotia
   1.77%    07/15/02              26,000,000     25,982,134
Barclays PLC
   1.80%    08/12/02              25,120,000     25,067,248
Canadian Imperial Bank
   of Commerce
   1.80%    09/10/02              27,960,000     27,861,018
Citicorp
   1.78%    07/18/02              28,480,000     28,456,061
Credit Suisse Group
   1.78%    09/26/02              21,000,000     20,909,665

--------------------------------------------------------------------------------
                                   Principal      Amortized
                                      Amount           Cost
--------------------------------------------------------------------------------
Dresdner US Finance
   1.77%    10/02/02             $28,840,000 $   28,708,129
HBOS PLC
   1.80%    08/08/02              26,980,000     26,928,880
ING U.S. Funding
   1.80%    09/03/02              27,160,000     27,073,088
Societie Generale North
   America Inc.
   1.85%    07/10/02              25,000,000     24,988,469
UBS AG
   2.00%    07/01/02              27,430,000     27,430,000

TOTAL COMMERCIAL PAPER
   (COST $263,404,692)                          263,404,692


CORPORATE NOTES -- 3.7%

Bank One Corp.
   1.78%    08/20/02
   (Cost $27,160,000)             27,160,000     27,160,000


YANKEE CERTIFICATES OF DEPOSIT -- 30.3%

Abbey National PLC
   1.77%    09/26/02              27,700,000     27,700,000
ABN Amro Bank
   1.77%    09/27/02              27,800,000     27,800,000
Bank of Montreal
   1.78%    07/01/02              26,670,000     26,670,000
Bayerische Hypo-und
   Vereinsbank AG
   1.79%    07/15/02               1,750,000      1,750,000
Bayerische Hypo-und
   Vereinsbank AG
   1.86%    07/15/02              25,080,000     25,080,000
Deutsche Bank AG
   1.82%    07/22/02              26,350,000     26,350,000
Dexia Bank Belgium
   1.80%    07/12/02              27,090,000     27,090,000
Societe Generale
   1.77%    07/10/02               1,800,000      1,800,000
Toronto-Dominion Bank
   1.81%    08/16/02              26,800,000     26,800,000
Wells Fargo & Co.
   1.77%    09/25/02              29,410,000     29,410,000

TOTAL YANKEE CERTIFICATES OF DEPOSIT
   (COST $220,450,000)                          220,450,000


TIME DEPOSIT -- 0.0%*

State Street Cayman Islands
   1.88%    07/01/02
   (COST $136,366)                   136,365        136,366(e)


TOTAL SHORT-TERM INVESTMENTS
   (COST $682,266,637)                          682,266,637


OTHER ASSETS AND LIABILITIES,
   NET 6.1%                                      44,340,253
                                               ------------

NET ASSETS-- 100%                              $726,606,890
                                               ============


--------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

Q&A

Q. HOW DID THE INVESTMENT REAL ESTATE SECURITIES FUND PERFORM COMPARED TO ITS BENCHMARK FOR THE SIX MONTHS ENDED JUNE 30, 2002?

A. The Real Estate Fund returned 7.31% for the six-month period ended June 30, 2002. By comparison, the Wilshire Real Estate Securities Index returned 13.08% and our Lipper peer group of 235 Real Estate annuity funds returned 10.81%.

Q. WHAT FACTORS AFFECTED THE FUND'S PERFORMANCE DURING THE PERIOD ENDED JUNE 30, 2002?

A. After more than two years of nearly uninterrupted losses in stocks, the optimism of the late 1990s has been thoroughly vanquished. Virtually all investors have lost money and most can point to some extraordinarily large portfolio hits. A crisis of confidence has completely eclipsed market and economic fundamentals in recent months. Psychology alone has driven market prices. Against this backdrop, the Fund performed admirably.

    We continued to focus on the Fund's investment objective of generating a high total return consisting of both current income and long-term capital appreciation. Our strategy continues to be to own the preeminent companies in the real estate and finance sectors.

    The Fund continued to concentrate its holdings in high quality companies, with an emphasis on the apartment, office/industrial, retail, mortgage, and finance sectors. Our holdings in Apex Mortgage Capital Inc., Redwood Trust Inc., Simon Property Group Inc., CBL & Associates Property, and Chateau Properties Inc. contributed positively to performance.

Q.  WHY DID THE FUND UNDER PERFORM ITS BENCHMARK LAST QUARTER?

A. Much of the Fund's underperformance can be attributed to weakness among our holdings in FNMA, Cendant Corp., Post Property Inc., Williams Cos., and Bay View Capital Corp.

Q. WHAT DOMESTIC/WORLD EVENTS HAD A MAJOR IMPACT ON THE FINANCIAL MARKETS IN THE PAST SIX MONTHS AND HOW DID THIS IMPACT YOUR FUND?

A. The dollar's recent slide against the Euro has prompted some repatriation out of our markets and much consternation. Offsetting the well-advertised negative impacts of a declining dollar is its positive effect on the earnings of U.S. companies which translate their overseas profits into dollars. Geopolitical turmoil is perhaps the most serious threat to market recovery. Unfortunately, it is also the least predictable. We claim no special insight into the resolution of the world's vexing problems. But our markets have functioned through wars in the past, and have avoided collapse. The market's wartime record is not deeply negative; historically, the economy and the market eventually overcome the initial shock of war. One can only grieve for the painful and unpredictable current world situation; one shouldn't build a long-term investment strategy upon it. We believe in still strong economic fundamentals for the U.S. economy, continuing friendly monetary policy, profits recovery, and the relative attractiveness of stocks versus the exceedingly low returns available in bonds and cash.

Q.  DID THE WEIGHTINGS/COUNTRY ALLOCATION OF THE FUND CHANGE? WHY?

A. The objective of the Fund remains the same. We will continue to focus on our holdings in the office, mortgage, industrial, retail and finance sectors.

Q.  WHICH STOCKS/SECTORS HAVE PERFORMED WELL?

A. All major REIT indices outperformed the major equity indices during the first half of the year. The Fund was favorably disposed to mortgage and retail oriented REITs, which outperformed.

Q.  WHICH INVESTMENTS STAND OUT?

A. The single largest contributor to the positive performance was due to our position in Apex Mortgage Capital Inc. The company's low exposure to prepayment risk relative to other mortgage REIT's, as well as its strong fundamentals and attractive valuation, helped the shares outperform during the quarter.

Q.  WHAT WERE THE MAJOR BUYS AND SELLS FOR THE REPORTING PERIOD AND WHY?

A. Major buys included Apex Mortgage Capital, FNMA, Masco Corp., and Trizechahn Corp. Major sells included First Industrial Realty Trust, CBL & Associates Property, and Macerich Co. Buys mirrored our investment objective of high total return in both current income and long-term capital appreciation. Sells were executed when we discovered reasonable valuations relative to the long-term growth rates of the portfolio companies.

Q. WHAT IS THE OUTLOOK FOR THE FUND AND HOW HAVE YOU POSITIONED THE FUND GOING FORWARD?

A. Apart from war, the various wounds the market has suffered appear to be on their way to healing. Now that the media and the regulators are on high alert to corporate mis-governance, the worst of the abuses may be behind us. A corrective process is in place. The brief recession of 2001 is clearly over and an earnings recovery is underway. We expect a slow but certain economic and profit revival, which should translate into better markets over time. With the economy continuing to stabilize in the second half of 2002, we are focusing our attention on companies with low earnings multiples and reasonable growth rates. We will continue to emphasize holdings in the office, mortgage, industrial, retail and finance sectors.

                                                     REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------

CHANGE IN VALUE
OF A $10,000 INVESTMENT
--------------------------------------------------------------------------------

[line Chart Omitted -- Plot Points; as follows:]

            Real Estate Securities Fund                  Wilshire RES
5/1/95                          10,000                         10,000
12/95                           11,700                         11,404
12/96                           15,941                         15,609
12/97                           19,048                         18,699
12/98                           15,679                         15,441
12/99                           15,645                         14,949
12/00                           20,737                         19,511
12/01                           23,191                         21,526
6/02                            24,886                         24,342


AVERAGE ANNUAL TOTAL RETURN
FOR THE PERIODS ENDED JUNE 30, 2002
--------------------------------------------------------------------------------
                               Six      One      Five     Since
                             Months     Year     Year   Inception
--------------------------------------------------------------------------------
Real Estate Securities Fund   7.31%    11.39%    7.53%   13.57%
--------------------------------------------------------------------------------
Wilshire RES                 13.08%    13.62%    7.92%   13.22%
--------------------------------------------------------------------------------
Lipper peer group average*   10.81%    10.72%    6.46%     N/A
--------------------------------------------------------------------------------
Inception date               5/1/95
--------------------------------------------------------------------------------

           Real Estate Securities Fund (ending value $24,886)
           Wilshire RES (ending value $24,342)

INVESTMENT PROFILE

A fund designed for investors who seek maximum total return through current income and capital appreciation by investing primarily in equity and debt securities of U.S. issuers that are principally engaged in or related to the real estate industry.



TOP TEN HOLDINGS
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------
  Redwood Trust Inc.                                   4.95%
--------------------------------------------------------------------------------
  Federal Home Loan Mortgage Corp.                     4.84%
--------------------------------------------------------------------------------
  Simon Property Group Inc.                            4.56%
--------------------------------------------------------------------------------
  Federal National Mortgage Assoc.                     4.41%
--------------------------------------------------------------------------------
  Bay View Capital Corp.                               3.66%
--------------------------------------------------------------------------------
  Post Properties Inc.                                 3.62%
--------------------------------------------------------------------------------
  Equity Residential                                   3.55%
--------------------------------------------------------------------------------
  Chateau Communities Inc.                             3.50%
--------------------------------------------------------------------------------
  Archstone-Smith Trust                                3.26%
--------------------------------------------------------------------------------
  Glenborough Realty Trust Inc. (Series A)             3.18%
--------------------------------------------------------------------------------


PORTFOLIO COMPOSITION
AS OF JUNE 30, 2002
as a % of Market Value
--------------------------------------------------------------------------------

Market Value of $83,661 (in thousands)

[Pie Chart Omitted -- Plot Points as follows:]

Diversified                                        17.5%
Apartments                                         15.8%
Financial                                          15.1%
Short Term                                         13.9%
Office/Industrial                                  11.8%
Mortgage                                            8.8%
Manufactured Home                                   8.7%
Regional Malls                                      4.5%
Real Estate Related Operating Companies             3.3%
Hotels/Resorts                                      0.6%


* Lipper performance comparisons are based on average annual total returns for the periods indicated in the Real Estate peer group consisting of 235, 239 and 78 underlying annuity funds, respectively.
  See Notes to Performance.
  Past performance is no guarantee of future results.

                                                     REAL ESTATE SECURITIES FUND
                               SCHEDULE OF INVESTMENTS June 30, 2002 (unaudited)
--------------------------------------------------------------------------------
                           REAL ESTATE SECURITIES FUND
--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------
COMMON STOCK -- 76.0%
--------------------------------------------------------------------------------

APARTMENTS -- 15.1%

Archstone-Smith Trust                102,147 $    2,727,325
AvalonBay Communities Inc.            26,960      1,259,032
BRE Properties Inc. (Class A)         33,600      1,045,296
Equity Residential                   103,200      2,967,000
Essex Property Trust Inc.             40,050      2,190,735
Post Properties Inc.                 100,500      3,031,080
                                                 13,220,468

DIVERSIFIED -- 11.7%

Cendant Corp.                        150,400      2,388,352(a)
Fidelity National Financial Inc.                     81,6002,578,560
Northstar Capital Investment
   Corporation                       105,000      1,470,000(a,b,k)
Prologis                              70,000      1,820,000
United Dominion Realty
   Trust Inc.                         17,500        275,625
Washington Mutual Inc.                48,000      1,781,280
                                                 10,313,817

FINANCIAL -- 14.3%

BayView Capital Corp.                477,442      3,060,403(a)
Federal Home Loan
   Mortgage Corp.                     66,200      4,051,440
iStar Financial Inc.                  47,260      1,346,910
Redwood Trust Inc.                   131,400      4,139,100
                                                 12,597,853

HOTEL/RESORT -- 0.6%

Starwood Hotels & Resorts
   Worldwide Inc. (Class B)           16,000        526,240

MANUFACTURED HOME -- 8.3%

Chateau Communities Inc.              95,700      2,928,420
Manufactured Home
   Communities Inc.                   58,500      2,053,350
Masco Corp.                           85,000      2,304,350
                                                  7,286,120

MORTGAGE -- 8.4%

Allied Capital Corp.                  87,500      1,981,875
Federal National
   Mortgage Assoc.                    50,000      3,687,500
Anworth Mortgage Asset Corp.         110,000      1,538,900
IMPAC Mortgage Holdings Inc.          12,000        157,200
                                                  7,365,475

--------------------------------------------------------------------------------
                                      Number
                                   of Shares         Value
--------------------------------------------------------------------------------

OFFICE/INDUSTRIAL -- 10.1%

Arden Realty Inc.                     55,500  $   1,578,975
Equity Office Properties Trust        79,200      2,383,920
Mack-Cali Realty Corp.                29,750      1,045,713
Reckson Associates Realty Corp.       73,250      1,823,925
Trizec Properties Inc.               120,600      2,033,316
                                                  8,865,849

REAL ESTATE RELATED OPERATING COMPANIES -- 3.2%

Apex Mortgage Capital Inc.           139,000      2,083,610
Glenborough Realty Trust Inc.         30,000        711,000
                                                  2,794,610

REGIONAL MALLS -- 4.3%

Simon Property Group Inc.            103,600      3,816,624

TOTAL COMMON STOCK
   (COST $59,861,294)                            66,787,056


--------------------------------------------------------------------------------
PREFERRED STOCK -- 6.0%
--------------------------------------------------------------------------------

DIVERSIFIED -- 4.9%

Glenborough Realty Trust Inc.
   (Series A)                        121,050      2,658,258
Williams Cos Inc.                    130,000      1,635,400
                                                  4,293,658

OFFICE/INDUSTRIAL -- 1.1%

Reckson Associates Realty Corp.
   (Series A)                         41,000        981,950

TOTAL PREFERRED STOCK
   (COST $6,267,005)                              5,275,608


TOTAL INVESTMENTS IN SECURITIES
   (COST $66,128,299)                            72,062,664



--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 13.2%
--------------------------------------------------------------------------------

GEI Short-Term Investment Fund
   (COST $11,598,588)             11,598,588     11,598,588(n)


OTHER ASSETS AND LIABILITIES,
   NET 4.8%                                       4,198,042
                                                -----------

NET ASSETS-- 100%                               $87,859,294
                                                ===========


-------------------
See Notes to Schedules of Investments and Notes to Financial Statements.

                                  NOTES TO PERFORMANCE JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

Information on the preceding performance pages is unaudited.

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Investment returns and net asset value on an investment will fluctuate and you may have a gain or loss when you sell your shares. Periods less than one year are not annualized.

The performance data related to the shares of the U.S. Equity Fund and the Income Fund, for the periods through December 12, 1997, reflect the prior performance and expense ratios of the Variable Investment Trust GE U.S. Equity Portfolio and GE Fixed Income Portfolio, the assets of which were transferred to corresponding GE Investments Funds, Inc. pursuant to an exemptive order granted by the Securities and Exchange Commission permitting a substitution of funds that occurred on December 12, 1997.

The Standard & Poor's ("S&P") 500 Composite Price Index of stocks (S&P 500), S&P MidCap 400/BARRA Value Index (S&P MidCap 400/BARRA Value), Russell 1000 Value Index (Russell 1000 Value), Russell 2000 Index (Russell 2000), Morgan Stanley Capital International EAFE Index (MSCI EAFE), Lehman Brothers Aggregate Bond Index (LB Aggregate), Salomon/Smith Barney World Government Bond Index (Salomon World Bond), and Wilshire Real Estate Securities Index (Wilshire RES) are unmanaged indices and do not reflect the actual cost of investing in the instruments that comprise each index.

The S&P 500 is a capitalization-weighted index of 500 widely held stocks recognized by investors to be representative of the stock market in general. The S&P MidCap 400/BARRA Value is a capitalization-weighted index of all the stocks in the S&P MidCap 400 Composite Price Index of stocks that have low price-to-book ratios. The Russell 1000 Value and Russell 2000 are market capitalization-weighted composites of common stocks domiciled in the United States and its territories. All Russell indices are subsets of the Russell 3000 Index, which represents approximately 98% of the investable U.S.equity market. The Russell 1000 measures the performance of the 1,000 largest companies in the Russell 3000 Index, and the Russell 1000 Value measures the performance of those Russell 1000 companies with lower than average price-to-book ratios and forecasted growth values. The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, and represents approximately 8% of the total market capitalization of the Russell 3000 Index. MSCI EAFE is a composite of 1,023 foreign securities traded in 21 developed markets representing Europe, Australasia, and the Far East. The LB Aggregate is a composite index of short-, medium-, and long-term bond performance and is widely recognized as a barometer of the bond market in general. The Salomon World Bond is an unhedged index comprised of government bonds from several countries including the United States. The Wilshire RES is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REITs), real estate operating companies (REOCs) and partnerships. The results shown for the foregoing indices assume the reinvestment of net dividends or interest.

The 90 Day T-Bill is the average return on three month U.S. Treasury Bills. The IBC Money Fund Report yields represent the average yields of 1,144 taxable money market funds.

The Mid-Cap Value Equity Fund changed its benchmark index on June 5, 2002 from the Standard & Poor's MidCap 400 Index to the Russell MidCap Value Index because the Russell MidCap Value Index affords a more stable and representative universe of issuers with a higher correlation to the Fund's overall equity research capabilities.

The peer universe of the underlying annuity funds used in our peer ranking calculation is based on the average returns of Lipper peer categories, as shown. Lipper is an independent mutual fund rating service.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not represent current or future holdings and should not be considered as a recommendation to purchase or sell a particular security. They were cited solely for illustrative purposes. See the prospectus for complete descriptions of investment objectives, policies, risks and permissible investments.

Standard & Poor's, S&P, S&P 500, and S&P MidCap 400/BARRA Value are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, to the investors of the Fund or any member of the public regarding the advisability of investing in the securities generally or in this Fund particularly or the ability of the S&P 500 Index Fund to track general stock market performance.

                     NOTES TO SCHEDULES OF INVESTMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

(a)  Non-income producing security.

(b) Pursuant to Rule 144A of the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2002, these securities amounted to $91,924, $2,613,725 and $1,470,000 or, 0.21%, 1.84% and 1.67% of net assets for the International Equity, Income and Real Estate Securities Funds, respectively. These securities have been determined to be liquid using procedures established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)  Coupon amount represents effective yield.

(e) State Street Corp. is the parent company of State Street Bank and Trust Co., the Fund's custodian and sub-adviser in the case of the S&P 500 Index Fund.

(f) Principal only securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the "principal only" holder.

(g) Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(h) At June 30, 2002, all or a portion of this security was pledged to cover collateral requirements for futures, options, forward foreign currency contracts and/or TBA's.

(i) Variable or floating rate security. The stated rate represents the rate at June 30, 2002.

(j)  At June 30, 2002, the security is in default of its interest payments.

(k) Security has been valued at fair-value determined in good faith under procedures adopted by the Board of Directors of the Funds.

(l)  All or a portion of the security is out on loan.

(m) All or a portion of the security purchased with the collateral from securities lending.

(n) GE Asset Management, Inc. ("GEAM"), the Fund's Investment Advisor, is also the Investment Advisor of the GEI Short-Term Investment Fund. No advisory fee is charged by GEAM to the GEI Short-Term Investment Fund nor will the Fund incur any sales charge, redemption fee, distribution fee or service fee in connection with its investments in the GEI Short-Term Investment Fund.

*     Less than 0.1%.


ABBREVIATIONS:

ADR        American Depositary Receipt
FDR        Finnish Depositary Receipt
GDR        Global Depositary Receipt
Regd.      Registered
REIT       Real Estate Investment Trust
REMIC      Real Estate Mortage Investment Conduit
REOC       Real Estate Operating Companies
SDR        Swedish Depositary Receipt
STRIPS     Separate Trading of Registered Interest
           and Principal of Security
TBA        To Be Announced

CURRENCY TERMS:

CAD        Canadian Dollar
DEM        German Deutschemark
EUR        Euro
GBP        British Pound
JPY        Japanese Yen
SEK        Swedish Krona
USD        United States Dollar

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

U.S. EQUITY FUND

                                                      6/30/02+      12/31/01     12/31/00     12/31/99      12/31/98   12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --            --           --           --            --        1/3/95
Net asset value, beginning of period ................   $32.21        $35.56       $37.90       $33.50        $27.88        $21.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.11          0.23         0.26         0.22          0.28          0.24
   Net realized and unrealized
      gains (losses) on investments .................    (3.58)        (3.24)       (0.59)        6.30          6.23          6.54
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (3.47)        (3.01)       (0.33)        6.52          6.51          6.78
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --          0.22         0.26         0.22          0.28            --
   Net realized gains ...............................       --          0.12         1.75         1.90          0.61          0.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --          0.34         2.01         2.12          0.89          0.01
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $28.74        $32.21       $35.56       $37.90        $33.50        $27.88
====================================================================================================================================
TOTAL RETURN (A) .................................... (10.77)%       (8.47)%      (0.59)%       19.61%        23.41%        32.13%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $110,476      $115,578      $99,423      $72,794       $31,160       $23,917
   Ratios to average net assets:
      Net investment income* ........................    0.74%         0.78%        0.79%        0.86%         0.95%         0.94%
      Net expenses* .................................    0.58%         0.58%        0.59%        0.61%         0.69%         0.80%
      Gross expenses* ...............................    0.58%         0.58%        0.59%        0.61%         0.69%         0.86%
   Portfolio turnover rate ..........................      14%           48%          40%          35%           41%           33%

------------------------------------------------------------------------------------------------------------------------------------
S&P 500 INDEX FUND

                                                       6/30/02+      12/31/01     12/31/00     12/31/99     12/31/98  12/31/97(B,C)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                              --            --           --           --            --       4/15/85
Net asset value, beginning of period ................   $21.19        $24.71       $28.10       $23.71        $19.23        $15.14
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.11          0.22         0.22         0.20          0.21          0.23
   Net realized and unrealized
      gains (losses) on investments .................    (2.94)        (3.25)       (2.90)        4.68          5.20          4.36
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (2.83)        (3.03)       (2.68)        4.88          5.41          4.59
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --          0.22         0.22         0.21          0.21          0.23
   Net realized gains ...............................       --          0.27         0.49         0.28          0.72          0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --          0.49         0.71         0.49          0.93          0.50
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $18.36        $21.19       $24.71       $28.10        $23.71        $19.23
====================================================================================================================================
TOTAL RETURN (A) .................................... (13.36)%      (12.27)%      (9.43)%       20.61%        28.24%        30.33%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $549,840      $650,169     $723,442     $652,144      $326,961      $164,294
   Ratios to average net assets:
      Net investment income* ........................    1.05%         0.99%        0.87%        1.00%         1.20%         1.70%
      Expenses* .....................................    0.39%         0.39%        0.39%        0.39%         0.45%         0.46%
   Portfolio turnover rate ..........................       3%            7%           5%           3%           13%            6%

---------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------


PREMIER GROWTH EQUITY FUND

                                                      6/30/02+      12/31/01     12/31/00     12/31/99      12/31/98   12/31/97(D)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                              --            --           --           --            --      12/12/97
Net asset value, beginning of period ................   $69.34        $78.68       $88.65       $67.22        $51.48        $49.79
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income (loss) .....................    (0.01)         0.06         0.10         0.08          0.25          0.03
   Net realized and unrealized
      gains (losses) on investments .................    (7.89)        (7.24)       (5.03)       24.18         18.43          1.69
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (7.90)        (7.18)       (4.93)       24.26         18.68          1.72
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --          0.07         0.10         0.08          0.24          0.03
   Net realized gains ...............................       --          2.09         4.94         2.75          2.70            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --          2.16         5.04         2.83          2.94          0.03
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $61.44        $69.34       $78.68       $88.65        $67.22        $51.48
====================================================================================================================================
TOTAL RETURN (A) .................................... (11.39)%       (9.14)%      (5.23)%       36.26%        36.53%         3.46%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $94,343      $104,185      $90,704      $53,720       $19,879       $16,237
   Ratios to average net assets:
      Net investment income (loss)* .................  (0.02)%         0.10%        0.15%        0.18%         0.41%         1.04%
      Net expenses* .................................    0.67%         0.67%        0.67%        0.68%         0.82%         0.69%
      Gross expenses* ...............................    0.67%         0.67%        0.68%        0.72%         0.82%         0.69%
   Portfolio turnover rate ..........................       9%           21%          21%          27%           34%            3%

------------------------------------------------------------------------------------------------------------------------------------
VALUE EQUITY FUND

                                                       6/30/02+      12/31/01   12/31/00(G)
-------------------------------------------------------------------------------------------

INCEPTION DATE                                              --            --       4/28/00
Net asset value, beginning of period ...............     $9.01         $9.93       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ...........................      0.03          0.05         0.05
   Net realized and unrealized
      losses on investments ........................     (0.77)        (0.92)       (0.07)
-------------------------------------------------------------------------------------------
TOTAL LOSS FROM INVESTMENT OPERATIONS ..............     (0.74)        (0.87)       (0.02)
-------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ...........................        --          0.05         0.05
-------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ................................        --          0.05         0.05
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .....................     $8.27         $9.01        $9.93
===========================================================================================
TOTAL RETURN (A) ...................................   (8.21)%       (8.75)%      (0.21)%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ........   $22,344       $18,202      $10,182
   Ratios to average net assets:
      Net investment income (loss)* ................     0.85%         0.76%        0.71%
      Expenses* ....................................     0.74%         0.79%        0.84%
   Portfolio turnover rate .........................       43%          103%          28%

---------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

MID-CAP VALUE EQUITY FUND

                                                        6/30/02+     12/31/01   12/31/00(H)    12/31/99      12/31/98   12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------

INCEPTION DATE                                               --           --           --           --            --        5/1/97
Net asset value, beginning of period .................   $15.66       $16.31       $15.78       $13.57        $13.11        $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................     0.04         0.11         0.16         0.12          0.07          0.02
   Net realized and unrealized
      gains (losses) on investments ..................    (0.05)       (0.06)        1.11         2.21          0.79          3.23
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS .......    (0.01)        0.05         1.27         2.33          0.86          3.25
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................       --         0.11         0.16         0.12          0.07          0.02
   Net realized gains ................................       --         0.59         0.58           --          0.33          0.12
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................       --         0.70         0.74         0.12          0.40          0.14
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $15.65       $15.66       $16.31       $15.78        $13.57        $13.11
====================================================================================================================================
TOTAL RETURN (A) .....................................  (0.06)%        0.33%        8.29%       17.26%         6.69%        32.56%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......... $209,621     $179,044     $117,586      $90,561       $53,643       $30,856
   Ratios to average net assets:
      Net investment income* .........................    0.60%        0.85%        1.05%        0.94%         0.59%         0.38%
      Expenses* ......................................    0.67%        0.68%        0.70%        0.71%         0.75%         0.69%
   Portfolio turnover rate ...........................      20%          42%          95%          30%           14%           18%

------------------------------------------------------------------------------------------------------------------------------------
SMALL-CAP VALUE EQUITY FUND

                                                        6/30/02+     12/31/01  12/31/00(G)
------------------------------------------------------------------------------------------
INCEPTION DATE                                               --           --      4/28/00
Net asset value, beginning of period .................   $12.01       $11.27       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income .............................     0.01         0.04         0.05
   Net realized and unrealized
      gains (losses) on investments ..................    (0.00)        1.08         1.27
------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ..............     0.01         1.12         1.32
------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income .............................       --         0.04         0.04
   Net realized gains ................................       --         0.34           --
   Return of capital .................................       --           --         0.01
------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ..................................       --         0.38         0.05
------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD .......................   $12.02       $12.01       $11.27
==========================================================================================
TOTAL RETURN (A) .....................................    0.08%        9.97%       13.26%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ..........  $50,039      $32,787      $11,393
   Ratios to average net assets:
      Net investment income (loss)* ..................    0.16%        0.56%        0.76%
      Expenses* ......................................    0.84%        0.91%        0.99%
   Portfolio turnover rate ...........................      69%         130%         111%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------


INTERNATIONAL EQUITY FUND

                                                       6/30/02+      12/31/01     12/31/00     12/31/99      12/31/98   12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --            --           --           --            --        5/1/95
Net asset value, beginning of period ................    $8.28        $10.61       $14.47       $11.89        $10.68        $10.83
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.06          0.09         0.09         0.06          0.08          0.02
   Net realized and unrealized
      gains (losses) on investments .................    (0.39)        (2.30)       (2.02)        3.50          1.77          1.10
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (0.33)        (2.21)       (1.93)        3.56          1.85          1.12
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --          0.08         0.06         0.04          0.07          0.08
   Net realized gains ...............................       --          0.04         1.87         0.94          0.57          1.19
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --          0.12         1.93         0.98          0.64          1.27
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $7.95         $8.28       $10.61       $14.47        $11.89        $10.68
====================================================================================================================================
TOTAL RETURN (A) ....................................  (3.99)%      (20.86)%     (12.72)%       30.33%        17.45%        10.17%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $44,247       $42,119      $52,110      $52,540       $36,952       $31,931
   Ratios to average net assets:
      Net investment income* ........................    1.46%         0.99%        0.72%        0.51%         0.65%         0.14%
      Net expenses* .................................    1.08%         1.07%        1.06%        1.08%         1.15%         1.34%
      Gross expenses* ...............................    1.08%         1.07%        1.06%        1.08%         1.15%         1.43%
   Portfolio turnover rate ..........................      18%           42%          49%          51%           60%          166%

------------------------------------------------------------------------------------------------------------------------------------

INCOME FUND

                                                       6/30/02+      12/31/01     12/31/00     12/31/99      12/31/98    12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --            --           --            --           --        1/3/95
Net asset value, beginning of period ................   $12.26        $11.99       $11.51        $12.34       $12.11        $11.84
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.22          0.60         0.74          0.64         0.62          0.76
   Net realized and unrealized
      gains (losses) on investments .................     0.26          0.29         0.50         (0.81)        0.34          0.27
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     0.48          0.89         1.24         (0.17)        0.96          1.03
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --          0.62         0.76          0.64         0.62          0.76
   Net realized gains ...............................       --            --           --          0.02         0.11            --
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --          0.62         0.76          0.66         0.73          0.76
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $12.74        $12.26       $11.99        $11.51       $12.34        $12.11
====================================================================================================================================
TOTAL RETURN (A) ....................................    3.92%         7.43%       10.74%        (1.43)%       7.95%         9.00%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $142,041      $117,740      $81,578       $68,434      $59,077       $45,555
   Ratios to average net assets:
      Net investment income (loss)* .................    4.05%         5.39%        6.40%         5.74%        5.54%         5.11%
      Net expenses* .................................    0.54%         0.55%        0.56%         0.57%        0.64%         0.59%
      Gross expenses* ...............................    0.54%         0.55%        0.56%         0.57%        0.64%         0.77%
   Portfolio turnover rate ..........................     177%          278%         234%          230%         217%          356%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED
------------------------------------------------------------------------------------------------------------------------------------

GLOBAL INCOME FUND

                                                       6/30/02+     12/31/01     12/31/00     12/31/99      12/31/98    12/31/97(F)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --           --           --            --            --       5/1/97
Net asset value, beginning of period ................    $9.35        $9.51        $9.59        $10.53         $9.85       $10.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.14         0.32         0.40          0.45          0.44         0.35
   Net realized and unrealized
      gains (losses) on investments .................     0.69        (0.48)       (0.47)        (1.24)         0.87        (0.01)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......     0.83        (0.16)       (0.07)        (0.79)         1.31         0.34
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --           --         0.01          0.14          0.61         0.45
   Net realized gains ...............................       --           --           --          0.01          0.02         0.04
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --           --         0.01          0.15          0.63         0.49
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $10.18        $9.35        $9.51         $9.59        $10.53        $9.85
====================================================================================================================================
TOTAL RETURN (A) ....................................    8.88%      (1.68)%      (0.69)%       (7.49)%        13.33%        3.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .........  $10,567       $8,885       $9,555        $9,175        $9,739       $5,851
   Ratios to average net assets:
      Net investment income (loss)* .................    3.21%        3.53%        4.51%         4.20%         4.73%        5.54%
      Expenses* .....................................    0.72%        0.72%        0.72%         0.74%         0.82%        0.84%
   Portfolio turnover rate ..........................     172%         125%         177%          130%           64%         119%

------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN FUND

                                                        6/30/02+     12/31/01     12/31/00      12/31/99    12/31/98   12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                              --           --           --            --           --       7/1/85
Net asset value, beginning of period ................   $14.49       $15.51       $15.86        $14.66       $13.21       $12.73
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ............................     0.15         0.38         0.43          0.34         0.34         0.34
   Net realized and unrealized
      gains (losses) on investments .................    (0.86)       (0.83)        0.32          1.59         1.90         1.95
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ......    (0.71)       (0.45)        0.75          1.93         2.24         2.29
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ............................       --         0.38         0.44          0.33         0.34         0.34
   Net realized gains ...............................       --         0.19         0.66          0.40         0.45         1.47
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS .................................       --         0.57         1.10          0.73         0.79         1.81
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ......................   $13.78       $14.49       $15.51        $15.86       $14.66       $13.21
====================================================================================================================================

TOTAL RETURN (A) ....................................  (4.90)%      (2.89)%        4.94%        13.25%       17.10%       17.99%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......... $122,678     $130,757     $130,734      $109,913      $72,632     $50,007
   Ratios to average net assets:
      Net investment income (loss)* .................    2.16%        2.54%        2.84%         2.50%        2.69%        2.56%
      Expenses* .....................................    0.54%        0.53%        0.54%         0.56%        0.63%        0.65%
   Portfolio turnover rate ..........................      69%         122%         117%          105%         124%         135%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.


                                                                                                                FINANCIAL HIGHLIGHTS
                                                       SELECTED DATA BASED ON A SHARE OUTSTANDING THROUGHOUT THE PERIOD(S) INDICATED


------------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET FUND

                                                    6/30/02+     12/31/01     12/31/00      12/31/99     12/31/98    12/31/97(C, E)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --            --           --       7/1/85
Net asset value, beginning of period ..............   $1.00        $1.00        $1.00         $1.00        $1.00        $1.00
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.01         0.04         0.06          0.05         0.05         0.05
   Net realized and unrealized
      gains (losses) on investments ...............      --         0.00(i)      0.00(i)       0.00(i)      0.00(i)      0.00(i)
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME FROM INVESTMENT OPERATIONS ...........    0.01         0.04         0.06          0.05         0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................    0.01         0.04         0.06          0.05         0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................    0.01         0.04         0.06          0.05         0.05         0.05
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $1.00        $1.00        $1.00         $1.00        $1.00        $1.00
====================================================================================================================================
TOTAL RETURN (A) ..................................   0.77%        3.99%        6.24%         5.00%        5.26%        5.41%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) .......$726,607     $712,156     $499,561      $473,538     $239,547     $144,815
   Ratios to average net assets:
      Net investment income* ......................   1.56%        3.80%        6.01%         4.96%        5.14%        5.17%
      Net expenses* ...............................   0.40%        0.34%        0.32%         0.30%        0.37%        0.32%
      Gross expenses* .............................   0.40%        0.42%        0.45%         0.49%        0.59%        0.48%

------------------------------------------------------------------------------------------------------------------------------------

REAL ESTATE SECURITIES FUND

                                                    6/30/02+     12/31/01     12/31/00      12/31/99     12/31/98   12/31/97(C)
------------------------------------------------------------------------------------------------------------------------------------
INCEPTION DATE                                           --           --           --            --           --       5/1/95
Net asset value, beginning of period ..............  $14.78       $13.82       $10.87        $11.59       $15.28       $14.11
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
   Net investment income ..........................    0.35         0.64         0.56          0.77         0.73         0.74
   Net realized and unrealized
      gains (losses) on investments ...............    0.73         1.00         2.96         (0.82)       (3.46)        2.01
------------------------------------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM INVESTMENT OPERATIONS ....    1.08         1.64         3.52         (0.05)       (2.73)        2.75
------------------------------------------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS FROM:
   Net investment income ..........................      --         0.53         0.52          0.64         0.50         0.53
   Net realized gains .............................      --         0.15         0.05          0.03         0.46         1.05
------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS ...............................      --         0.68         0.57          0.67         0.96         1.58
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD ....................   $15.86      $14.78       $13.82        $10.87       $11.59       $15.28
====================================================================================================================================
TOTAL RETURN (A) ..................................   7.31%       11.84%       32.54%       (0.22)%     (17.68)%       19.49%

RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ....... $87,859      $87,306      $73,799       $41,842      $47,756      $48,887
   Ratios to average net assets:
      Net investment income* ......................   4.63%        5.05%        5.62%         6.21%        5.43%        4.83%
      Expenses* ...................................   0.89%        0.90%        0.92%         0.94%        0.99%        0.95%
   Portfolio turnover rate ........................     72%          49%          56%           16%          29%          58%

----------------------
See Notes to Financial Highlights and Notes to Financial Statements.

                                                   NOTES TO FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------


(a) Total returns are historical and assume changes in share price and reinvestment of dividends and capital gains. Had the adviser not absorbed a portion of expenses, total returns would have been lower. Periods less than one year are not annualized.

(b) As of May 1, 1997, the Fund's name was changed to S&P 500 Index Fund from Common Stock Index Portfolio.

(c) GE Asset Management assumed management responsibilities for the Fund's effective May 1, 1997. See Note 4 in the Notes to Financial Statements for further information.

(d) Information is for the period December 12, 1997, commencement of investment operations, through December 31, 1997.

(e) Effective May 5, 1997, the Fund began maintaining a constant net asset value per share of $1.00. To effect this change, the Fund declared a stock split in the ratio of 10.41 to 1. Per share information prior to January 1, 1997 has been restated to reflect the stock split.

(f) Information is for the period May 1, 1997, commencement of investment operations, through December 31, 1997.

(g) Information is for the period April 28, 2000, commencement of investment operations, through December 31, 2000.

(h) As of April 28, 2000, the Fund's name was changed to Mid-Cap Value Equity Fund from Value Equity Fund.

(i)  Less than $0.01 per share.

* Annualized for periods less than one year.

+ Unaudited


 STATEMENTS OF ASSETS                                                                                  PREMIER
 AND LIABILITIES JUNE 30, 2002 (UNAUDITED)                               U.S.         S&P 500           GROWTH           VALUE
                                                                       EQUITY           INDEX           EQUITY          EQUITY
                                                                         FUND            FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $119,132,984;
       $660,865,829; $102,127,628; $23,485,054; $197,109,337;
       $44,962,057; $43,889,897; $136,664,003; $8,978,105;
       $120,156,570; $0; and $66,128,299, respectively) .......   $109,081,216    $538,805,236     $89,514,269     $21,903,778
   Short-term Investments (at Amortized Cost) .................      3,570,208       9,173,113       9,480,331       4,282,772
   Cash .......................................................             --           1,470              --              --
   Foreign Cash (cost $0; $0; $0; $12; $0; $0; $75,663; $0;
       $4,458; $37,679; $0; and $0, respectively) .............             --              --              --              12
   Receivable for investments sold ............................             --       1,773,110              --          39,722
   Income receivables .........................................         87,130         658,287          50,907          20,001
   Receivable for fund shares sold ............................             --         213,788          51,210           3,800
   Variation margin receivable ................................          1,425              --             485              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ...........................................    112,739,979     550,625,004      99,097,202      26,250,085
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ...................      2,060,764              --       4,640,016       3,772,125
   Payable for investments purchased ..........................         20,026              --              --         106,386
   Payable for fund shares redeemed ...........................         67,594         367,866           1,116              --
   Payable to GEAM ............................................        116,030         394,086         112,891          27,895
   Variation margin payable ...................................             --          22,800              --              --
   Options written at market ..................................             --              --              --              --
   Interest/Dividend payable ..................................             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ......................................      2,264,414         784,752       4,754,023       3,906,406
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $110,475,565    $549,840,252     $94,343,179     $22,343,679
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................    129,682,632     676,319,592     114,519,143      25,546,934
   Undistributed (distribution in excess of)
       net investment income ..................................        481,133       3,315,677         (11,198)         89,790
   Accumulated net realized gain (loss) .......................     (9,628,717)     (7,400,224)     (7,527,423)     (1,711,769)
   Net unrealized appreciation/(depreciation) on:
       Investments ............................................    (10,051,768)   (122,060,593)    (12,613,359)     (1,581,276)
       Futures ................................................         (7,725)       (334,200)        (23,984)             --
       Written Options ........................................             --              --              --              --
       Foreign currency related transactions ..................             10              --              --              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $110,475,565    $549,840,252     $94,343,179     $22,343,679
====================================================================================================================================
Shares outstanding ($0.01 par value) ..........................      3,843,966      29,943,805       1,535,504       2,700,866
Net asset value per share .....................................   $      28.74    $      18.36     $     61.44     $      8.27

* Includes $1,913,676, $4,467,908, $3,621,896, $6,186,059 and $13,739,346 of securities on loan in the U.S. Equity Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund
and Small-Cap Value Equity Fund, respectively.

-------------
See Notes to Financial Statements.


 STATEMENTS OF ASSETS
 AND LIABILITIES JUNE 30, 2002 (UNAUDITED)                              MID-CAP         SMALL-CAP     INTERNATIONAL
                                                                   VALUE EQUITY      VALUE EQUITY            EQUITY         INCOME
                                                                           FUND              FUND              FUND           FUND
------------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $119,132,984;
       $660,865,829; $102,127,628; $23,485,054 ; $197,109,337;
       $44,962,057; $43,889,897; $136,664,003; $8,978,105;
       $120,156,570; $0; and $66,128,299, respectively) .......     $197,303,938       $46,637,159      $38,845,552    $138,843,304
   Short-term Investments (at Amortized Cost) .................       22,006,041        17,857,977       11,014,788      28,418,775
   Cash .......................................................               --                --               --              --
   Foreign Cash (cost $0; $0; $0; $12; $0; $0; $75,663; $0;
       $4,458; $37,679; $0; and $0, respectively) .............               --                --           75,890              --
   Receivable for investments sold ............................        2,486,158           222,962          103,607         779,455
   Income receivables .........................................          241,607            48,557           97,826       1,398,871
   Receivable for fund shares sold ............................           11,017           120,675              250         524,271
   Variation margin receivable ................................            2,550                --               --              --
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ...........................................      222,051,311        64,887,330       50,137,913     169,964,676
------------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ...................        6,323,284        14,334,196               --              --
   Payable for investments purchased ..........................        5,802,178           413,488          138,264      27,830,940
   Payable for fund shares redeemed ...........................           59,292            35,586        5,582,682              --
   Payable to GEAM ............................................          245,547            65,058          169,982          86,188
   Variation margin payable ...................................               --                --               --           4,070
   Options written at market ..................................               --                --               --             915
   Interest/Dividend payable ..................................               --                --               --           1,704
------------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ......................................       12,430,301        14,848,328        5,890,928      27,923,817
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................     $209,621,010       $50,039,002      $44,246,985    $142,040,859
====================================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................      202,343,989        47,608,424       57,019,652     137,530,256
   Undistributed (distribution in excess of)
       net investment income ..................................          599,934            32,957          342,436       2,449,890
   Accumulated net realized gain (loss) .......................        6,469,900           722,519       (8,074,673)       (119,013)
   Net unrealized appreciation/(depreciation) on:
       Investments ............................................          194,601         1,675,102       (5,044,345)      2,179,301
       Futures ................................................           12,586                --               --              --
       Written Options ........................................               --                --               --             425
       Foreign currency related transactions ..................               --                --            3,915              --
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................     $209,621,010       $50,039,002      $44,246,985    $142,040,859
====================================================================================================================================
Shares outstanding ($0.01 par value) ..........................       13,396,522         4,162,305        5,562,818      11,151,770
Net asset value per share .....................................     $      15.65       $     12.02      $      7.95    $      12.74



 STATEMENTS OF ASSETS
 AND LIABILITIES JUNE 30, 2002 (UNAUDITED)                            GLOBAL          TOTAL           MONEY      REAL ESTATE
                                                                      INCOME         RETURN           MARKET      SECURITIES
                                                                        FUND           FUND             FUND            FUND
------------------------------------------------------------------------------------------------------------------------------

ASSETS
   Investments in securities, at market* (cost $119,132,984;
       $660,865,829; $102,127,628; $23,485,054 ; $197,109,337;
       $44,962,057; $43,889,897; $136,664,003; $8,978,105;
       $120,156,570; $0; and $66,128,299, respectively) .......    $9,541,203   $117,649,365     $         --     $72,062,664
   Short-term Investments (at Amortized Cost) .................       758,623     11,773,873      682,266,637      11,598,588
   Cash .......................................................            --             --               --              --
   Foreign Cash (cost $0; $0; $0; $12; $0; $0; $75,663; $0;
       $4,458; $37,679; $0; and $0, respectively) .............         4,489         37,721               --              --
   Receivable for investments sold ............................            --      1,770,230               --       1,410,251
   Income receivables .........................................       165,881        578,259          494,017         596,130
   Receivable for fund shares sold ............................       106,136             --       44,460,064       2,997,352
   Variation margin receivable ................................            --             --               --              --
------------------------------------------------------------------------------------------------------------------------------
       TOTAL ASSETS ...........................................    10,576,332    131,809,448      727,220,718      88,664,985
------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
   Payable upon return of securities loaned ...................            --             --               --              --
   Payable for investments purchased ..........................            --      9,004,188          159,027         686,000
   Payable for fund shares redeemed ...........................           214         24,862               --              --
   Payable to GEAM ............................................         9,361         99,516          454,801         119,691
   Variation margin payable ...................................             7            246               --              --
   Options written at market ..................................            --          1,914               --              --
   Interest/Dividend payable ..................................            --            996               --              --
------------------------------------------------------------------------------------------------------------------------------
       TOTAL LIABILITIES ......................................         9,582      9,131,722          613,828         805,691
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $10,566,750   $122,677,726     $726,606,890     $87,859,294
==============================================================================================================================
NET ASSETS CONSIST OF:
   Capital paid in ............................................    10,396,369    122,078,243      726,659,440      74,207,509
   Undistributed (distribution in excess of)
       net investment income ..................................       103,742      1,360,049            9,723       2,872,700
   Accumulated net realized gain (loss) .......................      (515,214)     1,743,960          (62,273)      4,844,720
   Net unrealized appreciation/(depreciation) on:
       Investments ............................................       563,098     (2,507,205)              --       5,934,365
       Futures ................................................            --             --               --              --
       Written Options ........................................            --            889               --              --
       Foreign currency related transactions ..................        18,755          1,790               --              --
------------------------------------------------------------------------------------------------------------------------------
NET ASSETS ....................................................   $10,566,750   $122,677,726     $726,606,890     $87,859,294
==============================================================================================================================
Shares outstanding ($0.01 par value) ..........................     1,037,682      8,904,917      726,658,456       5,538,499
Net asset value per share .....................................   $     10.18   $      13.78     $       1.00     $     15.86


 STATEMENTS OF OPERATIONS                                                                              PREMIER
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)                           U.S.         S&P 500          GROWTH           VALUE
                                                                        EQUITY           INDEX          EQUITY          EQUITY
                                                                          FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ..............................................     $    743,515    $  4,393,928    $    277,394     $   157,244
      Interest* .............................................           36,749         114,606          52,969           9,999
      Less: Foreign taxes withheld ..........................           (2,372)        (23,546)         (1,953)           (578)

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ............................................          777,892       4,484,988         328,410         166,665
------------------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ......................          323,728       1,086,230         330,413          68,019
      Transfer agent ........................................            4,731           3,347           2,284           5,910
      Trustee's fees ........................................              635           6,483             380             145
      Custody and accounting expenses .......................            7,043          72,121           4,234           1,957
      Professional fees .....................................            5,035          51,580           3,026           1,251
      Other expenses ........................................              322           4,116             191              74

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..........................................          341,494       1,223,877         340,528          77,356
------------------------------------------------------------------------------------------------------------------------------------

    NET INVESTMENT INCOME (LOSS) ............................          436,398       3,261,111         (12,118)         89,309
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................       (2,049,755)     (5,052,116)     (6,676,532)       (439,262)
         Futures ............................................          (82,058)     (1,331,235)       (134,013)             --
         Written options ....................................              --               --              --              --
         Foreign currency transactions ......................              (15)             --              --               4
         Swaps ..............................................               --              --              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................      (11,701,683)    (83,025,130)     (5,369,748)     (1,617,242)
         Futures ............................................           (5,325)       (751,350)        (24,359)             --
         Written options ....................................              --               --              --              --
         Foreign currency transactions ......................               34              --              --               2

------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .....................................      (13,838,802)    (90,159,831)    (12,204,652)     (2,056,498)
------------------------------------------------------------------------------------------------------------------------------------

    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................     $(13,402,404)   $(86,898,720)   $(12,216,770)    $(1,967,189)
====================================================================================================================================

* Income attributable to security lending activity, net of rebate expenses, for the U.S. Equity Fund, Premier Growth Equity Fund,
  Value Equity Fund, Mid-Cap Value Equity Fund and Small-Cap Value Equity Fund was $6,939, $14,643, $4,820, $17,899
  and $16,374, respectively.

------------
See Notes to Financial Statements.


 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)                          MID-CAP       SMALL-CAP   INTERNATIONAL
                                                                    VALUE EQUITY    VALUE EQUITY          EQUITY          INCOME
                                                                            FUND            FUND            FUND            FUND
------------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ..............................................        $ 1,089,582       $ 160,184       $ 573,180      $    5,675
      Interest* .............................................            184,236          41,401          33,650       2,793,190
      Less: Foreign taxes withheld ..........................                 --             (54)        (62,015)             --

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ............................................          1,273,818         201,531         544,815       2,798,865
------------------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ......................            649,901         160,492         214,581         304,736
      Transfer agent ........................................              4,606           5,910           4,690           4,652
      Trustee's fees ........................................                983             145             548             836
      Custody and accounting expenses .......................             11,016           1,957           6,360           9,763
      Professional fees .....................................              7,877           1,251           4,549           6,981
      Other expenses ........................................                498              74             279             426

------------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..........................................            674,881         169,829         231,007         327,394
------------------------------------------------------------------------------------------------------------------------------------

    NET INVESTMENT INCOME (LOSS) ............................            598,937          31,702         313,808       2,471,471
====================================================================================================================================

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................          5,523,943         486,646      (1,976,872)        795,942
         Futures ............................................             12,009              --              --         (34,595)
         Written options ....................................                 --              --              --              --
         Foreign currency transactions ......................                 --              --             214              --
         Swaps ..............................................                 --              --              --          85,815
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................         (7,919,581)       (803,988)        689,348       1,378,209
         Futures ............................................             (25,439)            --              --              --
         Written options ....................................                 --              --              --             425
         Foreign currency transactions ......................                 --              --           4,136             --

------------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .....................................         (2,409,068)       (317,342)     (1,283,174)      2,225,796
------------------------------------------------------------------------------------------------------------------------------------

    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................        $(1,810,131)      $(285,640)      $(969,366)     $4,697,267
====================================================================================================================================



 STATEMENTS OF OPERATIONS
 FOR THE PERIOD ENDED JUNE 30, 2002 (UNAUDITED)                         GLOBAL           TOTAL          MONEY     REAL ESTATE
                                                                        INCOME          RETURN          MARKET     SECURITIES
                                                                          FUND            FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME
    INCOME:
      Dividend ..............................................         $     --     $   538,217    $         --      $2,144,765
      Interest* .............................................          178,123       1,210,620       6,593,548         102,201
      Less: Foreign taxes withheld ..........................               --         (30,772)             --              --

--------------------------------------------------------------------------------------------------------------------------------
    TOTAL INCOME ............................................          178,123       1,718,065       6,593,548       2,246,966
--------------------------------------------------------------------------------------------------------------------------------

    EXPENSES:
      Advisory and administrative fees ......................           27,215         311,914       1,255,277         345,941
      Transfer agent ........................................            2,456           4,501           3,848           4,777
      Trustee's fees ........................................              134           1,213           4,565             579
      Custody and accounting expenses .......................            1,567          13,761          51,228           6,903
      Professional fees .....................................            1,120           9,843          36,636           4,938
      Other expenses ........................................               69             615           3,148             293

--------------------------------------------------------------------------------------------------------------------------------
    TOTAL EXPENSES ..........................................           32,561         341,847       1,354,702         363,431
--------------------------------------------------------------------------------------------------------------------------------

    NET INVESTMENT INCOME (LOSS) ............................          145,562       1,376,218       5,238,846       1,883,535
================================================================================================================================

NET REALIZED AND UNREALIZED GAIN ( LOSS)
    ON INVESTMENTS
      REALIZED GAIN (LOSS) ON:
         Investments ........................................         (124,218)      1,025,435         (65,608)      4,302,542
         Futures ............................................              --          (51,787)             --              --
         Written options ....................................               --              --              --          49,499
         Foreign currency transactions ......................          (67,467)         (1,442)             --              --
         Swaps ..............................................               --          50,402              --              --
      INCREASE (DECREASE) IN UNREALIZED APPRECIATION/
         (DEPRECIATION) ON:
         Investments ........................................          816,631      (8,740,662)             --        (356,294)
         Futures ............................................               --              --              --              --
         Written options ....................................               --             889              --              --
         Foreign currency transactions ......................           35,115           1,761              --              --

--------------------------------------------------------------------------------------------------------------------------------
      Net realized and unrealized gain (loss)
         on investments .....................................          660,061      (7,715,404)        (65,608)      3,995,747
--------------------------------------------------------------------------------------------------------------------------------

    NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS .............................         $805,623     $(6,339,186)     $5,173,238      $5,879,282
================================================================================================================================

 STATEMENTS OF                                                     U.S.                                     S&P 500
 CHANGES IN NET ASSETS                                           EQUITY                                       INDEX
                                                                   FUND                                        FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED       YEAR ENDED         SIX MONTHS ENDED      YEAR ENDED
                                                      JUNE 30, 2002       DECEMBER 31,          JUNE 30, 2002      DECEMBER 31,
                                                       (UNAUDITED)            2001               (UNAUDITED)           2001
------------------------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ................  $    436,398        $    813,679           $  3,261,111       $  6,586,043
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................    (2,131,828)         (6,813,960)            (6,383,351)         7,455,188
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign
       currency translation .......................   (11,706,974)         (3,265,150)           (83,776,480)      (106,067,369)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......   (13,402,404)         (9,265,431)           (86,898,720)       (92,026,138)
------------------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................            --            (780,000)                    --         (6,700,000)
     Net realized gains ...........................            --            (418,580)                    --         (8,074,847)

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................            --          (1,198,580)                    --        (14,774,847)
------------------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions .................   (13,402,404)        (10,464,011)           (86,898,720)      (106,800,985)
------------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................    15,741,325          34,093,348             20,062,586         76,686,661
     Value of distributions reinvested ............            --           1,198,592                     --         14,774,678
     Cost of shares redeemed ......................    (7,441,833)         (8,672,428)           (33,492,981)       (57,933,051)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................     8,299,492          26,619,512            (13,430,395)        33,528,288
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........    (5,102,912)         16,155,501           (100,329,115)       (73,272,697)

NET ASSETS
   Beginning of period ............................   115,578,477          99,422,976            650,169,367        723,442,064
------------------------------------------------------------------------------------------------------------------------------------
   End of period ..................................  $110,475,565        $115,578,477           $549,840,252       $650,169,367
====================================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........  $    481,133        $     44,735           $  3,315,677       $     54,566
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................       495,447           1,028,975                967,961          3,381,542
     Issued for distributions reinvested ..........            --              37,028                     --            691,698
     Shares redeemed ..............................      (239,560)           (273,656)            (1,703,069)        (2,668,879)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............       255,887             792,347               (735,108)         1,404,361
====================================================================================================================================


------------
See Notes to Financial Statements.


 STATEMENTS OF                                                   PREMIER                           VALUE
 CHANGES IN NET ASSETS                                            GROWTH                          EQUITY
                                                             EQUITY FUND                            FUND
-----------------------------------------------------------------------------------------------------------------------

                                                     SIX MONTHS ENDED  YEAR ENDED   SIX MONTHS ENDED       YEAR ENDED
                                                       JUNE 30, 2002  DECEMBER 31,    JUNE 30, 2002       DECEMBER 31,
                                                        (UNAUDITED)       2001         (UNAUDITED)            2001
-----------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ................    $   (12,118)   $     95,167     $    89,309       $   100,662
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................     (6,810,545)      1,189,791        (439,258)         (980,304)
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign
       currency translation .......................     (5,394,107)    (10,311,422)     (1,617,240)         (191,655)

-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......    (12,216,770)     (9,026,464)     (1,967,189)       (1,071,297)
-----------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................             --         (99,099)             --          (101,183)
     Net realized gains ...........................             --      (3,044,621)             --                --

-----------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................             --      (3,143,720)             --          (101,183)
-----------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions .................    (12,216,770)    (12,170,184)     (1,967,189)       (1,172,480)
-----------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................     10,239,967      36,389,025       6,428,593         9,674,489
     Value of distributions reinvested ............             --       3,143,722              --           101,174
     Cost of shares redeemed ......................     (7,865,328)    (13,881,009)       (319,808)         (583,411)

-----------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................      2,374,639      25,651,738       6,108,785         9,192,252
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........     (9,842,131)     13,481,554       4,141,596         8,019,772

NET ASSETS
   Beginning of period ............................    104,185,310      90,703,756      18,202,083        10,182,311
-----------------------------------------------------------------------------------------------------------------------
   End of period ..................................    $94,343,179    $104,185,310     $22,343,679       $18,202,083
=======================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........    $   (11,198)   $        920     $    89,790       $       481
-----------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................        149,645         499,045         716,948         1,047,018
     Issued for distributions reinvested ..........             --          45,097              --            11,180
     Shares redeemed ..............................       (116,674)       (194,467)        (36,103)          (63,468)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............         32,971         349,675         680,845           994,730
=======================================================================================================================




 STATEMENTS OF                                                   MID-CAP                        SMALL-CAP
 CHANGES IN NET ASSETS                                      VALUE EQUITY                     VALUE EQUITY
                                                                    FUND                             FUND
-------------------------------------------------------------------------------------------------------------------

                                                    SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED  YEAR ENDED
                                                      JUNE 30, 2002    DECEMBER 31,    JUNE 30, 2002  DECEMBER 31,
                                                       (UNAUDITED)         2001         (UNAUDITED)       2001
-------------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income (loss) ................  $    598,937       $1,239,570    $    31,702     $   100,286
     Net realized gain (loss) on investments,
       futures, written options, foreign currency
       transactions and swaps .....................     5,535,952        7,289,167        486,646       1,202,614
     Net increase (decrease) in unrealized
       appreciation/(depreciation) on investments,
       futures, written options, foreign
       currency translation .......................    (7,945,020)      (7,653,635)      (803,988)      1,117,335

-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ......    (1,810,131)         875,102       (285,640)      2,420,235
-------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ........................            --       (1,238,573)            --        (100,118)
     Net realized gains ...........................            --       (6,335,856)            --        (897,115)

-------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ............................            --       (7,574,429)            --        (997,233)
-------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from
     operations and distributions .................    (1,810,131)      (6,699,327)      (285,640)      1,423,002
-------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares .................    56,277,210       83,220,533     23,111,930      31,451,465
     Value of distributions reinvested ............            --        7,574,372             --         997,227
     Cost of shares redeemed ......................   (23,889,771)     (22,637,417)    (5,574,715)    (12,477,057)

-------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from
       share transactions .........................    32,387,439       68,157,488     17,537,215      19,971,635
   TOTAL INCREASE (DECREASE) IN NET ASSETS ........    30,577,308       61,458,161     17,251,575      21,394,637

NET ASSETS
   Beginning of period ............................   179,043,702      117,585,541     32,787,427      11,392,790
-------------------------------------------------------------------------------------------------------------------
   End of period ..................................  $209,621,010     $179,043,702    $50,039,002     $32,787,427
===================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF)
   NET INVESTMENT INCOME, END OF PERIOD ...........  $    599,934     $        997    $    32,957     $     1,255
-------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ..................................     3,410,920        5,100,771      1,894,731       2,752,337
     Issued for distributions reinvested ..........            --          486,160             --          83,450
     Shares redeemed ..............................    (1,451,122)      (1,359,449)      (463,030)     (1,115,955)
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in fund shares ............     1,959,798        4,227,482      1,431,701       1,719,832
===================================================================================================================


 STATEMENTS OF                                                           INTERNATIONAL
 CHANGES IN NET ASSETS                                                          EQUITY                        INCOME
                                                                                  FUND                          FUND
------------------------------------------------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED    YEAR ENDED   SIX MONTHS ENDED     YEAR ENDED
                                                                 JUNE 30, 2002    DECEMBER 31,    JUNE 30, 2002     DECEMBER 31,
                                                                  (UNAUDITED)         2001         (UNAUDITED)          2001
------------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .................................  $     313,808    $     468,611    $  2,471,471      $  5,540,165
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps ............................................     (1,976,658)      (5,720,966)        847,162         1,623,970
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options, foreign currency translation ........        693,484       (4,845,555)      1,378,634          (478,069)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................       (969,366)     (10,097,910)      4,697,267         6,686,066
------------------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................             --         (429,000)             --        (5,658,804)
     Net realized gains .....................................             --         (187,926)             --                --

------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................             --         (616,926)             --        (5,658,804)
------------------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions ......................................       (969,366)     (10,714,836)      4,697,267         1,027,262
------------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................    127,711,917      141,823,541      32,687,406        50,641,164
     Value of distributions reinvested ......................             --          616,961              --         5,658,836
     Cost of shares redeemed ................................   (124,614,138)    (141,716,604)    (13,083,459)      (21,165,939)

------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........      3,097,779          723,898      19,603,947        35,134,061
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      2,128,413       (9,990,938)     24,301,214        36,161,323

NET ASSETS
   Beginning of period ......................................     42,118,572       52,109,510     117,739,645        81,578,322
------------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................  $  44,246,985   $   42,118,572    $142,040,859      $117,739,645
====================================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................  $     342,436   $       28,628    $  2,449,890      $    (21,581)
------------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................     15,836,234       15,747,112       2,599,459         4,018,023
     Issued for distributions reinvested ....................             --           75,515              --           463,459
     Shares redeemed ........................................    (15,362,663)     (15,642,943)     (1,054,110)       (1,676,106)
------------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .................        473,571          179,684       1,545,349         2,805,376
====================================================================================================================================


-------------
See Notes to Financial Statements.

 STATEMENTS OF                                                             GLOBAL                          TOTAL
 CHANGES IN NET ASSETS                                                     INCOME                         RETURN
                                                                             FUND                           FUND
-----------------------------------------------------------------------------------------------------------------------------

                                                               SIX MONTHS ENDED   YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                                                                 JUNE 30, 2002   DECEMBER 31,   JUNE 30, 2002  DECEMBER 31,
                                                                  (UNAUDITED)        2001        (UNAUDITED)       2001
-----------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .................................   $   145,562      $   326,648   $  1,376,218   $  3,322,156
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps ............................................      (191,685)        (261,651)     1,022,608      2,335,796
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options, foreign currency translation ........       851,746         (225,361)    (8,738,012)    (9,488,606)

-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................       805,623         (160,364)    (6,339,186)    (3,830,654)
-----------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................            --               --             --     (3,348,734)
     Net realized gains .....................................            --               --             --     (1,621,283)

-----------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................            --               --             --     (4,970,017)
-----------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions ......................................       805,623         (160,364)    (6,339,186)    (8,800,671)
-----------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................     5,794,123        1,843,860      4,860,795     17,424,956
     Value of distributions reinvested ......................            --               --             --      4,970,061
     Cost of shares redeemed ................................    (4,918,408)      (2,353,074)    (6,600,481)   (13,571,416)

-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........       875,715         (509,214)    (1,739,686)     8,823,601
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................     1,681,338         (669,578)    (8,078,872)        22,930

NET ASSETS
   Beginning of period ......................................     8,885,412        9,554,990    130,756,598    130,733,668
-----------------------------------------------------------------------------------------------------------------------------
   End of period ............................................   $10,566,750      $ 8,885,412   $122,677,726   $130,756,598
=============================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................   $   103,742      $   (41,820)  $  1,360,049   $    (16,169)
-----------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................       605,108          195,271        338,650      1,171,247
     Issued for distributions reinvested ....................            --               --             --        343,474
     Shares redeemed ........................................      (517,323)        (249,719)      (460,294)      (915,135)
-----------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .................        87,785          (54,448)      (121,644)       599,586
=============================================================================================================================



 STATEMENTS OF                                                               MONEY                          REAL ESTATE
 CHANGES IN NET ASSETS                                                       MARKET                          SECURITIES
                                                                               FUND                                FUND
---------------------------------------------------------------------------------------------------------------------------------

                                                                SIX MONTHS ENDED    YEAR ENDED    SIX MONTHS ENDED   YEAR ENDED
                                                                  JUNE 30, 2002    DECEMBER 31,     JUNE 30, 2002   DECEMBER 31,
                                                                   (UNAUDITED)         2001          (UNAUDITED)        2001
---------------------------------------------------------------------------------------------------------------------------------


INCREASE (DECREASE) IN NET ASSETS
   OPERATIONS:
     Net investments income .................................  $     5,238,846   $    23,560,776     $ 1,883,535    $  3,764,275
     Net realized gain (loss) on investments, futures,
       written options, foreign currency transactions
       and swaps ............................................          (65,608)            3,335       4,352,041         605,083
     Net increase (decrease) in unrealized appreciation/
       (depreciation) on investments, futures,
       written options, foreign currency translation ........               --                --        (356,294)      3,721,268

---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from operations ................        5,173,238        23,564,111       5,879,282       8,090,626
---------------------------------------------------------------------------------------------------------------------------------

   DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income ..................................       (5,238,846)      (23,560,776)             --      (3,050,000)
     Net realized gains .....................................               --                --              --        (864,350)

---------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISTRIBUTIONS ......................................       (5,238,846)      (23,560,776)             --      (3,914,350)
---------------------------------------------------------------------------------------------------------------------------------

   Increase (decrease) in net assets from operations
     and distributions ......................................          (65,608)            3,335       5,879,282       4,176,276
---------------------------------------------------------------------------------------------------------------------------------

   SHARE TRANSACTIONS:
     Proceeds from sale of shares ...........................    1,257,346,479     1,517,681,792      27,537,603      65,683,486
     Value of distributions reinvested ......................        5,317,050        23,822,578              --       3,914,358
     Cost of shares redeemed ................................   (1,248,146,906)   (1,328,912,708)    (32,863,616)    (60,266,950)

---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) from share transactions ........       14,516,623       212,591,662      (5,326,013)      9,330,894
   TOTAL INCREASE (DECREASE) IN NET ASSETS ..................       14,451,015       212,594,997         553,269      13,507,170

NET ASSETS
   Beginning of period ......................................      712,155,875       499,560,878      87,306,025      73,798,855
---------------------------------------------------------------------------------------------------------------------------------
   End of period ............................................  $   726,606,890   $   712,155,875     $87,859,294     $87,306,025
=================================================================================================================================

UNDISTRIBUTED (DISTRIBUTION IN EXCESS OF) NET INVESTMENT
   INCOME, END OF PERIOD ....................................  $         9,723   $         9,723     $ 2,872,700     $   989,165
---------------------------------------------------------------------------------------------------------------------------------

CHANGES IN PORTFOLIO SHARES
     Shares sold ............................................    1,257,346,479     1,517,681,792       1,766,693       4,616,205
     Issued for distributions reinvested ....................        5,317,050        23,822,578              --         265,021
     Shares redeemed ........................................   (1,248,146,906)   (1,328,912,708)     (2,135,553)     (4,312,367)
---------------------------------------------------------------------------------------------------------------------------------
     Net increase (decrease) in fund shares .................       14,516,623       212,591,662        (368,860)        568,859
=================================================================================================================================

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------



1.   ORGANIZATION OF THE FUNDS

GE Investments Funds, Inc. (the "Company") was incorporated under the laws of the Commonwealth of Virginia on May 14, 1984 and is registered under the Investment Company Act of 1940, as amended, (the "1940 Act") as an open-end management investment company. The Company is comprised of fourteen investment portfolios (each a "Fund" and collectively the "Funds"), although only the following twelve are currently being offered: U.S. Equity Fund, S&P 500 Index Fund, Premier Growth Equity Fund, Value Equity Fund, Mid-Cap Value Equity Fund, Small-Cap Value Equity Fund, International Equity Fund, Income Fund, Global Income Fund, Total Return Fund, Money Market Fund and Real Estate Securities Fund.

Effective May 1, 1997, the Common Stock Index Portfolio changed its name to the S&P 500 Index Fund. On May 5, 1997, the Money Market Fund's investment policy was changed to maintain a constant net asset value in accordance with Rule 2a-7 of the 1940 Act governing money market funds. To effect this change, the Money Market Fund declared a stock split in the ratio of 10.41 to 1. As a result of the stock split, the Money Market Fund began maintaining a constant net asset value per share of $1.00. The financial highlights of the Money Market Fund have been restated to reflect this stock split.

Shares of the Company are offered only to insurance company separate accounts that fund certain variable life insurance contracts and variable annuity contracts. These insurance companies may include insurance companies affiliated with GE Asset Management Incorporated ("GEAM"), the investment adviser and administrator of each Fund.

As of June 30, 2002, GE Life and Annuity Assurance Company ("GE Life") and General Electric Capital Assurance Company, each an affiliated insurance company, controlled the Funds by ownership, through separate accounts, of virtually all of the Funds' shares of beneficial interest.



2.   SUMMARY OF SIGNIFICANT
     ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results may differ from those estimates.

The following summarizes the significant accounting policies of the Company:

SECURITY VALUATION AND TRANSACTIONS   Securities for which exchange (or NASDAQ)
quotations are readily available are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price. Certain fixed income securities are valued by a dealer or by a pricing service based upon a matrix system, which considers market transactions as well as dealer supplied valuations. Short-term investments maturing within sixty days are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. Fund positions that cannot be valued as set forth above are valued at fair value determined in good faith under procedures approved by the Board of Directors of the Funds.

In accordance with Rule 2a-7 of the 1940 Act, the Money Market Fund values its securities initially at cost and, thereafter, securities are assumed to have a constant amortization to maturity of any discount or premium. Amortized cost approximates fair value.

Security transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

REPURCHASE AGREEMENTS   Each of the Funds may enter into repurchase agreements.
The Funds' custodian takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Funds. The Funds value the underlying collateral daily on a mark-to-market basis to determine that the value, including accrued interest, is at least equal to 102% of the repurchase price. In the event the seller defaults and the value of the security declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Funds may be delayed or limited.

SECURITY LENDING    Each of the Funds may loan securities
to brokers, dealers, and financial institutions determined by GEAM to be creditworthy, subject to certain limitations. The Funds continue to receive the interest and dividends on the loaned securities during the term of the loan. The loans of securities are secured by collateral in the form of cash or other liquid assets, which are segregated and maintained with the custodian in an amount at least equal to 102% of the current market value of the loaned securities. During the term of the loan, the Funds will record any gain or loss in the market value of its loaned securities and of securities in which cash collateral is invested net of any rebate. In the event the counterparty (borrower) does not meet its contracted obligation to return the securities, the Funds may be exposed to the risk of loss of reacquiring the loaned securities at prevailing market prices using the proceeds of the sale of the collateral.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period. Such fluctuations are included in the net realized or unrealized gain or loss from investments.

Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received and paid, and gains or losses between the trade and settlement date on purchases and sales of securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/ depreciation on foreign currency related transactions.

FUTURES CONTRACTS Certain Funds may invest in interest rate, financial and stock or bond index futures contracts subject to certain limitations. The Funds may invest in futures contracts to manage their exposure to the stock and bond markets and fluctuations in currency values. Buying futures tends to increase a Fund's exposure to the underlying instrument while selling futures tends to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving futures for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

OPTIONS Certain Funds may purchase and write options, subject to certain limitations. The Funds may invest in options contracts to manage their exposure to the stock and bond markets and fluctuations in foreign currency values. Writing puts and buying calls tend to increase a Fund's exposure to the underlying instrument while buying puts and writing calls tend to decrease a Fund's exposure to the underlying instrument, or hedge other Fund investments. A Fund will not enter into a transaction involving options for speculative purposes. The Fund's risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts' terms and changes in the liquidity of the secondary market for the contracts. Options are valued at the last sale price, or if no sales occurred on that day, at the last quoted bid price.

When a Fund writes an option, the amount of the premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase, as a realized loss. When an option is exercised, the proceeds from the sale of the underlying security or the cost basis of the securities purchased is adjusted by the original premium received or paid.

SWAP CONTRACTS Certain Funds may invest in swap agreements. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. The Funds may enter into total return swaps as part of their investment strategies. Total return swap agreements involve commitments to pay interest in exchange for a market linked return based upon a notional principal amount. To the extent the total return of the security or index underlying the agreement exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty. Swaps are marked to market daily based upon the underlying security or index. Payments received or made are recorded as realized gain or loss in the Statement of Operations. Entering into swap

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS Each of the Funds may purchase or sell securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Funds purchase and sell securities with payment and delivery scheduled a month or more after entering into the transactions. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Funds maintain cash or liquid assets in an amount equal to purchase commitments for such underlying securities until settlement date and for sales commitments the Funds maintain equivalent deliverable securities as "cover" for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Funds will not enter into such commitments for the purpose of investment leverage.

FORWARD FOREIGN CURRENCY EXCHANGE Contracts Certain Funds may enter into forward foreign currency exchange contracts to facilitate transactions in foreign denominated securities and to manage the Fund's currency exposure. Forward foreign currency exchange contracts are valued at the mean between the bid and the offered forward rates as last quoted by a recognized dealer. The aggregate principal amounts of the contracts are not recorded in the Fund's financial statements. Such amounts appear under the caption forward foreign currency contracts in the Schedule of Investments. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset (or liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains or losses on foreign currency related transactions. The Fund's risks in using these contracts include changes in the value of foreign currency or the possibility that the counterparties do not perform under the contracts' terms. When a Fund enters into a forward foreign currency exchange contract, it is required to segregate cash or liquid securities with its custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. If the value of the segregated securities declines, additional cash or securities is segregated so that the value of the account will equal the amount of the Fund's commitment with respect to the contract.

INVESTMENTS IN FOREIGN MARKETS Investments in foreign markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based upon net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

INCOME TAXES The Funds intend to comply with all sections of the Internal Revenue Code applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each Fund is treated as a separate taxpayer for federal income tax purposes.

As of December 31, 2001, the following Funds have capital loss carryovers as indicated below. The capital loss carryover is available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

FUND                                             AMOUNT            EXPIRES
--------------------------------------------------------------------------------

U.S. Equity Fund                              $4,904,289             2009
Value Equity Fund                                154,171             2008
                                                 848,212             2009
International Equity Fund                      3,956,798             2009
Income Fund                                      507,343             2008
Global Income Fund                                32,153             2007
                                                 288,507             2008


Any net capital and currency losses incurred after October 31, within each Fund's tax year, are deemed to arise on the first day of the Fund's next tax year if the Fund so elects to defer such losses.

The Funds elected to defer losses incurred after October 31, 2001 as follows:

FUND                                          CURRENCY             CAPITAL
--------------------------------------------------------------------------------

U.S. Equity Fund                              $     --           $  274,748
Premier Growth Equity Fund                          --              373,595
Value Equity Fund                                   --                3,613
International Equity Fund                        7,211            1,666,121
Income Fund                                         --              437,604
Global Income Fund                              28,527                   --
Total Return Fund                                3,928                   --

DISTRIBUTIONS TO SHAREHOLDERS The Money Market Fund declares net investment income dividends daily and pays them monthly. All other Funds declare and pay dividends from net investment income annually. All Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) swaps, activity from passive foreign investment companies, treatment of realized and unrealized gains and losses on forward foreign currency contracts, and losses deferred due to wash sale transactions. Reclassifications are made to the Funds' capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

INVESTMENT INCOME Corporate actions (including cash dividends) are recorded on the ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions, which are recorded as soon after ex-dividend date as such information becomes available. Interest income is recorded on the accrual basis. All discounts and premiums on taxable bonds are accreted to call or maturity date, whichever is shorter, using the effective yield method.

EXPENSES Expenses of the Company which are directly identifiable to a specific Fund are allocated to that Fund. Expenses which are not directly identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expenses and relative sizes of the Funds. All expenses of the Funds are paid by GEAM and reimbursed by the Funds.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------



3.   LINE OF CREDIT

Effective December 19, 2001, and expiring December 18, 2002, the Company (excluding the S&P 500 Index Fund) shares a revolving credit facility of up to $50 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company. The revolving credit facility requires the payment of a commitment fee equal to 0.09% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. Generally, borrowings under the credit facility would accrue interest at the Federal Funds Rate plus 50 basis points and is borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $50 million. The credit facility was not utilized by the Company during the period ended June 30, 2002. The S&P 500 Index Fund is currently not covered under a revolving credit facility.



4.   FEES AND COMPENSATION PAID TO AFFILIATES

ADVISORY AND ADMINISTRATION FEES   GEAM, a registered investment adviser, was
retained by the Company's Board of Directors effective May 1, 1997 to act as investment adviser and administrator of the Funds. Compensation of GEAM for investment advisory and administrative services is paid monthly based on the average daily net assets of each Fund. The advisory and administrative fee is stated in the following schedule:

                                                                ANNUALIZED BASED ON AVERAGE DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                             AVERAGE DAILY                      ADVISORY AND
                                                          NET ASSETS OF FUND                 ADMINISTRATION FEES
---------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                            All net assets                             .55%
S&P 500 Index Fund                                          All net assets                             .35%
Premier Growth Equity Fund                                  All net assets                             .65%
Value Equity Fund                                           All net assets                             .65%
Mid-Cap Value Equity Fund                                   All net assets                             .65%
Small-Cap Value Equity Fund                                 All net assets                             .80%
International Equity Fund                                 First $100 million                          1.00%
                                                           Next $100 million                           .95%
                                                           Over $200 million                           .90%
Income Fund                                                 All net assets                             .50%
Global Income Fund                                          All net assets                             .60%
Total Return Fund                                         First $100 million                           .50%
                                                           Next $100 million                           .45%
                                                           Next $100 million                           .40%
                                                           Next $100 million                           .35%
                                                           Over $400 million                           .30%
Money Market Fund*                                        First $100 million                           .50%
                                                           Next $100 million                           .45%
                                                           Next $100 million                           .40%
                                                           Next $100 million                           .35%
                                                           Over $400 million                           .30%
Real Estate Securities Fund                               First $100 million                           .85%
                                                           Next $100 million                           .80%
                                                           OVER $200 MILLION                           .75%
---------------------------------------------------------------------------------------------------------------------------

* Geam has voluntarily agreed to waive a portion of the Fee Payable by the Money Market Fund So that the fee paid by the
  Money Market Fund was equal to 0.25% through April 30, 2000, and effective May 1, 2000, was equal to 0.30%. Geam discontinued the waiver as of January 1, 2002.

DIRECTORS' COMPENSATION The Funds pay no compensation to their directors who are officers or employees of GEAM or its affiliates. Directors who are not such officers or employees also serve in a similar capacity for other funds advised by GEAM. The Directors receive an annual fee of $48,000 and an additional fee of $500 per Directors' meeting attended in person and an additional fee of $250 for each Directors' conference call meeting attended. These fees are allocated proportionally among all of the funds served by the Directors based upon the relative net assets of each Fund.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------



5.   SUB-ADVISORY FEES

Pursuant to investment sub-advisory agreements with GEAM effective May 1, 2001, SSgA Funds Management, Inc. ("SSgA") is the Sub-Adviser to the S&P 500 Index Fund (prior thereto a division of SSgA's parent company served as the sub-adviser to that Fund); Palisade Capital Management, LLC ("Palisade") is the Sub-Adviser to the Small-Cap Value Equity Fund; and Seneca Capital Management, L.L.C. ("Seneca") is the Sub-Adviser to the Real Estate Securities Fund. SSgA, Palisade and Seneca are responsible for the day-to-day portfolio management of the assets of their respective Funds, including the responsibility for making decisions to buy, sell or hold a particular security, under the general supervision of GEAM and the Board.

For their services, GEAM pays SSgA, Palisade and Seneca monthly sub-advisory fees which are calculated as a percentage of the average daily net assets of the respective Funds.

Effective October 1, 2000, GEAM, as Investment Adviser to the Mid-Cap Value Equity Fund and Global Income Fund, assumed day-to-day portfolio management responsibility from NWQ Investment Management Company and GE Asset Management Limited, formerly GE Investments (US) Limited, the previous Sub-Advisers to the Mid-Cap Value Equity Fund and Global Income Fund, respectively.


6.   INVESTMENT TRANSACTIONS

PURCHASES AND SALES OF SECURITIES The cost of purchases and the proceeds from sales of investments, other than short-term securities and options, for the period ended June 30, 2002 were as follows:

                                             PURCHASES                 SALES
--------------------------------------------------------------------------------
U.S. Equity Fund                           $ 26,639,995           $ 15,734,124
S&P 500 Index Fund                           17,530,018             25,116,978
Premier Growth Equity Fund                   10,214,194              8,436,117
Value Equity Fund                            15,236,575              8,797,488
Mid-Cap Value Equity Fund                    78,369,828             37,002,027
Small-Cap Value Equity Fund                  42,692,740             26,558,201
International Equity Fund                     7,370,935              7,185,221
Income Fund                                 229,344,174            212,657,761
Global Income Fund                           15,370,639             14,710,045
Total Return Fund                            85,306,602             88,039,166
Real Estate Securities Fund                  50,869,972             56,625,499
--------------------------------------------------------------------------------

Aggregate Unrealized Appreciation and Depreciation Aggregate gross unrealized appreciation/(depreciation) of investments for each Fund at June 30, 2002, was as follows:

                                                                GROSS                    GROSS               NET UNREALIZED
                                                             UNREALIZED               UNREALIZED              APPRECIATION/
                                                            APPRECIATION             DEPRECIATION            (DEPRECIATION)
---------------------------------------------------------------------------------------------------------------------------------
U.S. Equity Fund                                            $ 6,081,345              $ 16,133,113            $ (10,051,768)
S&P 500 Index Fund                                           48,667,510               170,728,103             (122,060,593)
Premier Growth Equity Fund                                    7,887,834                20,501,193              (12,613,359)
Value Equity Fund                                               868,392                 2,449,668               (1,581,276)
Mid-Cap Value Equity Fund                                    15,683,496                15,488,895                  194,601
Small-Cap Value Equity Fund                                   3,587,704                 1,912,602                1,675,102
International Equity Fund                                     2,502,683                 7,547,028               (5,044,345)
Income Fund                                                   2,551,377                   372,076                2,179,301
Global Income Fund                                              583,823                    20,725                  563,098
Total Return Fund                                             8,405,039                10,992,244               (2,507,205)
Real Estate Securities Fund                                   8,617,309                 2,682,944                5,934,365
---------------------------------------------------------------------------------------------------------------------------------

The aggregate cost of each Fund's investments was substantially the same for book and federal income tax purposes at June 30, 2002.

                         NOTES TO FINANCIAL STATEMENTS JUNE 30, 2002 (UNAUDITED)
--------------------------------------------------------------------------------

OPTIONS During the period ended June 30, 2002 there were no option contracts written.

SWAP AGREEMENTS Open swap transactions held by the Funds consisted of the following as of June 30, 2002:


INCOME FUND                                                                                                      Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/negative
return on the Index and pays one month LIBOR minus 45 basis points monthly, expires July 31, 2002.                      $400,000

TOTAL RETURN FUND                                                                                                Notional Amount
------------------------------------------------------------------------------------------------------------------------------------
Total Return Swap with Morgan Stanley Capital Services Inc. on the investment grade portion of the Lehman Brothers CMBS Investment Grade Index. Fund receives/pays the positive/negative
return on the Index and pays one month LIBOR minus 45 basis points monthly, expires July 31, 2002.                      $100,000

SECURITY LENDING At June 30, 2002, the following Funds participated in securities lending:

                                       LOANED SECURITIES AT
                                           MARKET VALUE          CASH COLLATERAL
--------------------------------------------------------------------------------
U.S. Equity Fund                           $ 1,913,676            $ 2,060,764
Premier Growth Equity Fund                   4,467,908              4,640,016
Value Equity Fund                             3,621,896             3,772,125
Mid-Cap Value Equity Fund                     6,186,059             6,323,284
Small-Cap Value Equity Fund                  13,739,346            14,334,196

                                              ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

INFORMATION ABOUT DIRECTORS AND EXECUTIVE OFFICERS:

The business and affairs of the Company are managed under the direction of the Company's Board of Directors. Information pertaining to the Directors and officers of the Company is set forth below.


INTERESTED TRUSTEES AND EXECUTIVE OFFICERS


--------------------------------------------------------------------------------
MICHAEL J. COSGROVE
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    53

POSITION(S) HELD WITH FUND   Chairman of the Board and President Term of Office
and Length of Time Served Until successor is elected and qualified - 8 years Principal Occupation(s) During Past 5 years President, GE Asset Management Services division ("GEAMS") of GE Financial Assurance Holdings, Inc., an indirect wholly-owned subsidiary of General Electric Company ("GE"), since February 1997; Vice President, GE Capital Corporation, an indirect wholly-owned subsidiary of GE, since December 1999; Executive Vice President - Mutual Funds of GEAM, a wholly-owned subsidiary of GE that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, since March 1993; Director of GEAM since 1988.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    64

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Chairman of the Board, Chief Executive
Officer and President of GE Investment Distributors, Inc., a registered broker-dealer, since 1993; Chairman of the Board and Chief Executive Officer of GE Retirement Services, Inc., since 1998; Chairman of the Board and President of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1988; Chairman of the Board and Chief Executive Officer of Centurion Funds, Inc. since December 2001; Director of Centurion Capital Management Corp., Centurion Capital Group Inc., Centurion Trust Company, Centurion Financial Advisers Inc., Centurion-Hinds Investment Management Corp. and Centurion-Hesse Investment Management Corp. since December 2001.

--------------------------------------------------------------------------------
ALAN M. LEWIS
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    56

POSITION(S) HELD WITH FUND    Trustee and Executive Vice President

TERM OF OFFICE AND LENGTH OF TIME SERVED    Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Executive Vice President, General
Counsel and Secretary of GEAM since 1987

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   64

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee and Executive Vice President of
GE Institutional Funds and GE LifeStyle Funds since 1997. Director of
GE Investments Funds, Inc. since 2001; Trustee of Elfun Funds, GE Savings & Security Funds and General Electric Pension Trust since 1987.

--------------------------------------------------------------------------------
MICHAEL TANSLEY
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    38

POSITION(S) HELD WITH FUND    Treasurer

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 2 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Manager of Fund Administration at
GEAM since May 1998; from 1990 to May 1998, Mr. Tansley held various positions in the Investment Company Services Group of PricewaterhouseCoopers LLP, New York (formerly Price Waterhouse LLP); Treasurer of GE Institutional Funds, GE LifeStyle Funds, GE Investments Funds, Inc. since 1999; Assistant Treasurer of Elfun Funds and GE Savings & Security Funds since 1999.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

                                              ADDITIONAL INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MATTHEW J. SIMPSON
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE    41

POSITION(S) HELD WITH FUND    Secretary

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Senior Vice President and General
Counsel - Asset Management Services at GEAM and Senior Vice President and General Counsel of GEAMS since February 1997; from October 1992 to February 1997, Vice President and Associate General Counsel of GEAM; Secretary of GE Institutional Funds, GE LifeStyle Funds and GE Investments Funds, Inc. since 1997; Assistant Secretary of Elfun Funds and GE Savings & Security Funds since 1998.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   N/A

OTHER DIRECTORSHIPS HELD BY TRUSTEE    N/A

NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------
JOHN R. COSTANTINO
--------------------------------------------------------------------------------


ADDRESS    c/o GEAM 3003 Summer St. Stamford, CT  06905

AGE   56

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Managing Director, Walden
Partners, Ltd., consultants and investors, since August 1992.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE    56

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds, Inc. since December 2001.

--------------------------------------------------------------------------------
William J. Lucas
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   55

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Vice President and Treasurer of
Fairfield University since 1983.

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE   Trustee of GE Institutional Funds and GE
LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

--------------------------------------------------------------------------------
Robert P. Quinn
--------------------------------------------------------------------------------

ADDRESS    c/o GEAM  3003 Summer St. Stamford, CT  06905

AGE   66

POSITION(S) HELD WITH FUND    Trustee

TERM OF OFFICE AND LENGTH OF TIME SERVED   Until successor is elected and
qualified - 8 years

PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS   Retired since 1983 from Salomon
Brothers Inc.;

NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE   56

OTHER DIRECTORSHIPS HELD BY TRUSTEE    GP Financial Corp, holding company; The
Greenpoint Savings Bank, a financial institution. Trustee of GE Institutional Funds and GE LifeStyle Funds since 1997; Director of GE Investments Funds, Inc. since 1997; Director of Centurion Funds since December 2001.

                                                                 INVESTMENT TEAM
--------------------------------------------------------------------------------


EUGENE K. BOLTON
--------------------------------------------------------------------------------

Eugene K. Bolton is Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. He leads a team of portfolio managers for the U.S. EQUITY FUND. He has served in that capacity since the Fund's financial inception date. Mr. Bolton joined GE Asset Management in 1984 as Chief Financial Officer and has been a portfolio manager since 1986.


DAVID B. CARLSON
--------------------------------------------------------------------------------

David B. Carlson is a Senior Vice President of GE Asset Management and portfolio manager for the PREMIER GROWTH EQUITY FUND. Mr. Carlson is also responsible for the domestic equity portion of the TOTAL RETURN FUND. He has served in those capacities since each Fund's commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.


MICHAEL J. GOOSAY
--------------------------------------------------------------------------------

Michael J. Goosay is a Vice President of GE Asset Management and portfolio manager of the GLOBAL INCOME FUND. He has served in this capacity since October 2000. Prior to joining GE Asset Management in July 2000, Michael managed over $3 billion in a number of global and non-dollar separate accounts and mutual funds at Prudential Global Asset Management, where he served as International Portfolio Manager since 1995.


Peter J. Hathaway
--------------------------------------------------------------------------------

Peter J. Hathaway is a Senior Vice President of GE Asset Management and portfolio manager for the VALUE EQUITY FUND. Mr. Hathaway has served in that capacity since 1997 and has over 36 years of investment experience. He joined GE Asset Management in 1985 as a Vice President for Pension Fund Portfolios. He became a Senior Vice President in 1987.


Ralph R. Layman
--------------------------------------------------------------------------------

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for the INTERNATIONAL EQUITY FUND and is also responsible for the international equity portion of the TOTAL RETURN FUND. He has served in those capacities for the International Equity and Total Return Funds since 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became Executive Vice President in 1992.


Robert A. MacDougall
--------------------------------------------------------------------------------

Robert A. MacDougall is a Director and Executive Vice President of GE Asset Management. He manages the overall fixed income investments for GE Asset Management. Mr. MacDougall leads a team of portfolio managers for the INCOME FUND and the MONEY MARKET FUND. Mr. MacDougall is also responsible for the fixed income portion of the TOTAL RETURN FUND. He has served in those capacities for the Money Market and Total Return Funds since 1997 and for the Income Fund since the Fund's financial inception date. Mr. MacDougall joined GE Asset Management in 1986 as Vice President. He became Senior Vice President of Fixed Income in 1993 and a Director and Executive Vice President of Fixed Income in 1997.


Ralph E. Whitman
--------------------------------------------------------------------------------

Ralph E. Whitman is a Senior Vice President of GE Asset Management and portfolio manager of the MID-CAP VALUE EQUITY FUND. He has served in this capacity since October 2000. He joined GE Asset Management in 1987 as an Equity Analyst. He became Vice President for U.S. Equity Investments in 1995 and Senior Vice President for U.S. Equity Portfolios in 1998.

--------------------------------------------------------------------------------

SUB-ADVISERS
--------------------------------------------------------------------------------

PALISADE CAPITAL MANAGEMENT, L.L.C. ("PALISADE")

SUB-ADVISER FOR THE SMALL-CAP VALUE EQUITY FUND

Palisade has a history of managing small-cap equity portfolios and for several years has provided pension fund services to GE. The company has managed various institutional and private accounts with total assets in excess of $2.1 billion as of June 30, 2002. Palisade translates its experience from various institutional and private accounts to mutual funds it sub-advises for GE Asset Management. Palisade has managed the Fund since inception.

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Richard Meisenberg, Dennison Veru and Richard Whitman. Mr. Feiler, Chief Investment Officer at Palisade, has day-to-day responsibility for managing the Fund and works with the Senior Investment Committee in developing and executing the Fund's investment program. Mr. Feiler has more than 30 years of investment experience and has served as the principal small-cap portfolio manager at Palisade since the commencement of Palisade's operations in April 1995. Prior to joining Palisade, Mr. Feiler was a Senior Vice President-Investments at Smith Barney from 1990 to 1995. Mr. Feiler received his Bachelor's degree in 1964 from City College of New York and his Juris Doctor degree from Brooklyn Law School in 1967.

SENECA CAPITAL MANAGEMENT ("SENECA")

SUB-ADVISER FOR THE REAL ESTATE SECURITIES FUND

Seneca is a limited liability company and a majority owned subsidiary of Phoenix Investment Partners ("Phoenix"). Forty per cent of the stock of Phoenix is publicly held and traded on the New York Stock Exchange while the remaining sixty per cent is owned by a wholly owned subsidiary of Phoenix Home Life Mutual Insurance Company. Seneca is an investment adviser that provides investment management services to foundations, endowments, corporations, mutual funds and private clients. As of June 30, 2002, Seneca managed approximately $13.8 billion in equity, fixed income and real estate assets.

David A. Shapiro, portfolio manager of the Real Estate Securities Fund, joined Seneca as a portfolio manager in 1995. In 1992, Mr. Shapiro became and still remains a principal of Asset Holdings Group. From 1982 to 1992 he was a Managing Director of The Adco Group, a real estate development and finance company.

SSGA FUNDS MANAGEMENT, INC. ("SSGA")

SUB-ADVISER FOR THE S&P 500 INDEX FUND

SSgA is one of the State Street Global Advisors companies which constitute the investment management business of State Street Corporation. State Street Global Advisors has been in the business of providing investment advisory services since 1978. SSgA is a newly formed entity which, as a result of a change in federal law, has succeeded the registered investment company advisory business of State Street Global Advisors in May 2001. As of June 30, 2002, State Street Global Advisors had approximately $808 billion in assets under management.

The Fund is managed by a team of portfolio managers led by Karl Schneider. Mr. Schneider is a Principal of SSgA in the U.S. Structured Products Group. He joined State Street Global Advisors in 1996. Before joining the U.S. Structured Products Group, Mr. Schneider worked as a portfolio manager in State Street Global Advisor's Currency Management Group. Prior to this, he was an analyst in the Process Engineering division within State Street's custody operations. Mr. Schneider holds B.S. degrees in Finance and Investments from Babson College.


88

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                                                     INVESTMENT TEAM (CONTINUED)
--------------------------------------------------------------------------------


INVESTMENT ADVISER AND ADMINISTRATOR
Ge Asset Management Incorporated


BOARD OF DIRECTORS
Michael J.cosgrove, CHAIRMAN
John R. Costantino
Alan M. Lewis
William J. Lucas
Robert P. Quinn


SECRETARY
Matthew J. Simpson


TREASURER
Michael J. Tansley


ASSISTANT TREASURERS
Michael M. D'ambrosio
Robert Herlihy


DISTRIBUTOR
Ge Investment Distributors, Inc.
Member NASD and SIPC


COUNSEL
Sutherland, Asbill & Brennan, L.L.P.


CUSTODIAN
State Street Bank & Trust Company


INDEPENDENT AUDITORS
KPMG LLP


OFFICERS OF THE INVESTMENT ADVISER
John H. Myers, CHAIRMAN OF THE BOARD AND PRESIDENT
Eugene K. Bolton, EVP, DOMESTIC EQUITIES
Michael J. Cosgrove, EVP, MUTUAL FUNDS
Ralph R. Layman, EVP, INTERNATIONAL EQUITIES
Alan M. Lewis, EVP, GENERAL COUNSEL AND SECRETARY
Robert A. MacDougall, EVP, FIXED INCOME
Geoffrey R. Norman, EVP, MARKETING
Don W. Torey, EVP, PRIVATE EQUITIES AND REAL ESTATE
John J. Walker, EVP, CHIEF FINANCIAL OFFICER

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

INVESTMENT ADVISER
GE ASSET MANAGEMENT INCORPORATED
3003 SUMMER STREET
STAMFORD, CT  06905


DISTRIBUTOR
GE INVESTMENT DISTRIBUTORS, INC.
MEMBER NASD AND SIPC
777 LONG RIDGE ROAD
STAMFORD, CT  06927


WWW.GEASSETMANAGEMENT.COM




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